Document A102TM – 2007

Standard Form of Agreement Between Owner and Contractor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price

AGREEMENT made as of the _____ day of December, 2016
BETWEEN the Owner:

Athena Arsenal, LLC
311 Arsenal Street
Watertown, MA 02472
Telephone Number: (617) 402-1898

and the Contractor:
C.E. Floyd Company, Inc.
135 South Road
Bedford, MA 01730

for the following Project:
(Paragraph deleted)
Construction of new parking garage sited on the west end of the athenahealth campus in Watertown, MA, and associated site development and utility work. Project site abuts North Beacon Street to the south and Arsenal Street to the north. The Project includes construction of (i) a bridge connection to the existing building known as 311 Arsenal Street, and (ii) a generator pad/retaining wall at the west end of the existing building known as Building 39.
The Architect:
Walker Parking Consultants/Engineers, Inc.
20 Park Plaza, Suite 1202
Boston, MA 02116
Telephone: 617-350-5040
The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.
This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.
This document is not intended for use in competitive bidding.
AIA Document A201TM–2007, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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TABLE OF ARTICLES

1	THE CONTRACT DOCUMENTS
2	THE WORK OF THIS CONTRACT
3	RELATIONSHIP OF THE PARTIES
4	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
5	CONTRACT SUM
6	CHANGES IN THE WORK
7	COSTS TO BE REIMBURSED
8	COSTS NOT TO BE REIMBURSED
9	DISCOUNTS, REBATES AND REFUNDS
10	SUBCONTRACTS AND OTHER AGREEMENTS
11	ACCOUNTING RECORDS
12	PAYMENTS
13	DISPUTE RESOLUTION
14	TERMINATION OR SUSPENSION
15	MISCELLANEOUS PROVISIONS
16	ENUMERATION OF CONTRACT DOCUMENTS
17	INSURANCE AND BONDS

(Paragraphs deleted)
ARTICLE 1     THE CONTRACT DOCUMENTS
The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement, all of which form the Contract and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral.
The priority for interpreting conflicts in the Contract Documents is set forth in Section 1.2.4 of the General Conditions of the Contract for Construction, AIA Document A201–2007, as modified by the parties and forming a part of the Contract Documents (sometimes referred to herein as "AIA Document A201-2007" or as the "General Conditions of the Contract").
ARTICLE 2     THE WORK OF THIS CONTRACT
The Contractor shall fully execute the Work described in the Contract Documents, except as specifically indicated in the Contract Documents to be the responsibility of others.

§ 2.1 If performance of the Work has commenced prior to the date of this Agreement, upon execution hereof this Agreement shall supersede all other prior agreements, written or oral, between the parties (except for any separate

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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agreement relating to preconstruction services as described in Section 2.2), and all Work and services performed by the Contractor in connection with the Project prior to the date of execution of this Agreement shall be covered by this Agreement and for all purposes deemed to have been performed pursuant to this Agreement.
§ 2.2 The Contractor has performed preconstruction services in connection with the Project prior to execution of this Agreement, including cost estimating, investigations of existing conditions, design review, consultation concerning construction feasibility and schedule, value engineering and other services. Such preconstruction services shall continue to be performed under this Agreement. Compensation to the Contractor on account of such preconstruction services shall be in accordance with the terms of the Preconstruction Services Agreement previously entered into by the parties.
§ 2.3 By executing this Agreement, the Contractor acknowledges that it has reviewed the design documents for clarity, completeness, constructability and coordination among trades. The intent of the Contractor’s participation in the investigation of existing conditions, review of the design documents, and other preconstruction activities is that the Contractor shall have, prior to commitment to a Guaranteed Maximum Price (GMP) and schedule for the Project, full and complete information as necessary concerning existing conditions at and surrounding the site and a full and complete understanding of the intent of, and specific requirements relating to, the design of the Work and the Owner’s objectives. If, in the course of its review of the design documents or its investigation of existing conditions or otherwise, the Contractor has discovered within the Drawings and Specifications or other design documents any errors, inconsistencies, ambiguities, omissions, lack of coordination or other discrepancies, non-compliance with building codes or other applicable laws, or constructability concerns (collectively, "discrepancies or omissions"), the Contractor shall promptly notify the Owner and the Architect in writing. The Contractor shall not be entitled to make a claim for additional cost or extension of time based on (i) any discrepancies or omissions in the design documents on which the Guaranteed Maximum Price is based, if the Contractor discovered such discrepancies or omissions during its review of the design documents but did not notify the Owner and the Architect as provided, or (ii) any alleged failure of the Construction Documents to be constructible, or (iii) existing conditions at the site, if such existing site conditions were discovered by the Contractor during the preconstruction phase or should have been discovered by the Contractor in the exercise of reasonable care as a construction manager in the investigation of existing conditions at the site.

ARTICLE 3     RELATIONSHIP OF THE PARTIES
The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s best skill, effort and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to (a) exercise best efforts to furnish and (b) approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4     DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
§ 4.1 The date of commencement of the Work shall be the date set forth in a written notice to proceed issued by the Owner.
(Paragraphs deleted)
§ 4.2 The Contract Time shall be measured from the date of commencement.
§ 4.3 The GMP Amendment (hereafter defined) shall include a detailed critical path method master construction schedule for the Work (such master construction schedule, as amended from time to time with the written consent of the Owner, is referred to in the Contract Documents as the "Construction Schedule"), and the GMP Amendment shall specify the agreed date for Substantial Completion of the Work (the "Required Substantial Completion Date"). The Contractor shall achieve Substantial Completion of the
(Paragraphs deleted)
Work no later than the Required Substantial Completion Date, and shall achieve final completion of the Work no later than sixty (60) days after Substantial Completion, subject to adjustments of the Contract Time as provided in the Contract Documents.

(Paragraph deleted)

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 4.4 The Contractor acknowledges that the Owner will sustain costs or damages if the Contractor fails to achieve Substantial Completion on or before the Required Substantial Completion Date, including without limitation costs of alternative parking facilities or arrangements, additional administrative and professional costs, including additional fees of the Architect, the Owner’s representative or other consultants, and other losses and expenses, which would not have been incurred if the Required Substantial Completion Date had been met. If the Contractor fails to achieve Substantial Completion within a grace period of fourteen (14) days after the Required Substantial Completion Date (as adjusted by Change Orders in accordance with the Contract Documents), the Contractor shall be liable to the Owner for the Owner’s costs and damages arising out of such failure.

ARTICLE 5     CONTRACT SUM
§ 5.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

§ 5.1.1 The
(Paragraphs deleted)
Contractor Fee shall be equal to two and three quarters percent (2.75%) of the Cost of the Work. The Contractor’s Fee is intended to compensate the Contractor for all profit and all direct and indirect overhead for the performance of all of the Work in accordance with the Contract Documents.
§ 5.1.2 Adjustment of the Contractor’s Fee on account of changes in the Work shall be determined as provided in Section 6.2.
§ 5.1.3 Limitations, if any, on a Subcontractor’s overhead and profit for increases in the cost of its portion of the Work are stated in Article 7 of the General Conditions of the Contract.
§ 5.1.4 Intentionally omitted.
§ 5.1.5 Unit prices, if
(Paragraphs deleted)
any, are set forth in the Specifications.
(Table deleted)
§ 5.2 GUARANTEED MAXIMUM PRICE
§ 5.2.1
(Paragraphs deleted)
At a time to be mutually agreed upon by the Owner and the Contractor, the Contractor shall prepare a Guaranteed Maximum Price proposal for the Owner’s review and acceptance. The Guaranteed Maximum Price in the proposal shall be the sum of the Contractor’s estimate of the Cost of the Work, including contingency as described in Section 7.10, and the Contractor’s Fee.
§ 5.2.2
(Paragraphs deleted)
To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor shall provide in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

§ 5.2.3 The Contractor shall include with the Guaranteed Maximum Price proposal a written statement of its basis, which shall include the following:

.1	A list of the Drawings and Specifications, including all Addenda thereto, and the Conditions of the Contract;

.2
A list of the clarifications and assumptions made by the Contractor in the preparation of the Guaranteed Maximum Price proposal, including assumptions under Section 5.2.2, to supplement the information provided by the Owner and contained in the Drawings and Specifications;

.3
A statement of the proposed Guaranteed Maximum Price, including a statement of the estimated Cost of the Work organized by trade categories, and including allowances, alternates accepted by the Owner, contingency, and the Contractor’s Fee;

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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(Paragraph deleted)

.4	The date of Substantial Completion upon which the proposed Guaranteed Maximum Price is based; and

.5	A date by which the Owner must accept the Guaranteed Maximum Price (not less than 30 days).
(Table deleted)
§ 5.2.4 The Contractor shall meet with the Owner to review the Guaranteed Maximum Price proposal. In the event that the Owner discovers any inconsistencies or inaccuracies in the information presented, appropriate adjustments shall be made to the Guaranteed Maximum Price proposal, its basis, or both.
§ 5.2.5 If the Owner notifies the Contractor that the Owner has accepted the Guaranteed Maximum Price proposal in writing before the date specified in the Guaranteed Maximum Price proposal, the Guaranteed Maximum Price proposal shall be deemed effective without further acceptance from the Contractor. Following acceptance of a Guaranteed Maximum Price, the Owner and Contractor shall execute a Guaranteed Maximum Price Amendment amending this Agreement (the "GMP Amendment"). The GMP Amendment shall set forth the agreed upon Guaranteed Maximum Price (also referred to in the Contract Documents as the "GMP") with the information and assumptions upon which it is based, including the date by which the Contractor shall achieve Substantial Completion of the Work.
§ 5.2.6 The Contractor shall not incur any cost to be reimbursed as part of the Cost of the Work prior to the execution of the GMP Amendment, unless the Owner provides prior written authorization for such costs.
§ 5.2.7 The Contractor shall include in the Guaranteed Maximum Price all sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted, whether or not yet effective, at the time the GMP Amendment is executed.
§ 5.2.8 If upon completion of the Work the sum of the Cost of the Work and the Contractor’s Fee is less than the Guaranteed Maximum Price set forth in the GMP Amendment ("GMP Savings"), 100% of such savings shall be retained by, and shall belong to, the Owner, except as hereafter provided. If the Contractor achieves Substantial Completion of the Work (as defined in Section 9.8.1 of the General Conditions of the Contract) on or before the Required Substantial Completion Date, the Contractor shall be entitled to thirty percent (30%) of the GMP Savings. If the Contractor achieves Substantial Completion of the Work on or before the Required Substantial Completion Date and achieves final completion of the Work within thirty (30) days after Substantial Completion, the Contractor shall be entitled to an additional twenty percent (20%) of the GMP Savings, for a maximum total of fifty percent (50%) of the GMP Savings. The Contractor’s share of the GMP Savings, if any, shall be paid following completion of the Work and review by the Owner of the Contractor’s final accounting. If the Contractor does not achieve Substantial Completion by the Required Substantial Completion Date, the Contractor shall not be entitled to share in the GMP Savings.
§ 5.2.9 The Contractor represents to the Owner that the cost of each Allowance item included in the GMP is a reasonable estimate of the actual Cost of the Work associated with such Allowance item. If the Contractor determines that the Cost of the Work associated with any Allowance item is likely to exceed the corresponding Allowance amount listed for such item, the Contractor shall promptly notify the Owner in writing. Upon receipt of any such notice from the Contractor, the Owner may, in its sole discretion, either: (1) issue a Construction Change Directive or execute a Change Order which increases the Guaranteed Maximum Price by the additional amount necessary to furnish or construct such item; or (2) direct the redesign and/or reselection of such Allowance item to reduce the anticipated cost of furnishing or constructing such item (in which event the Contractor shall, and shall cause its Subcontractors to, cooperate in such redesign and/or reselection by evaluating the cost and construction-related issues of the proposed alternatives). If the actual Cost of the Work associated with any Allowance item is less than the corresponding cost for such item as listed, the Guaranteed Maximum Price shall be reduced by the difference between the cost for such item as listed and the actual cost of such item
(and the Contractor shall execute a Change Order so reducing the Guaranteed Maximum Price).
ARTICLE 6     CHANGES IN THE WORK
§ 6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Section 7.1 of AIA Document A201–2007, General Conditions of the Contract for Construction.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 6.2 The Contractor shall be allowed a mark-up for its Fee on changes increasing the GMP equal to the Contractor’s Fee percentage specified in Section 5.1.1, to be applied to the net increase in the direct cost to the Contractor of the extra work or changes in the Work, whether performed by the Contractor’s own forces or by Subcontractors. Mark-ups payable to Subcontractors shall be as specified in the General Conditions of the Contract. Change Work and any other Work performed by the Contractor’s own forces on a "time and materials" basis shall be compensable to the Contractor at rates approved by the Owner in writing in advance, which rates shall not exceed the hourly billing rates set forth in Exhibit G attached hereto, which rates are all inclusive (i.e., the rates include all payroll and other taxes, insurance, contributions, assessments and other benefits, etc.). Additional compensation to the Contractor on account of general conditions, general requirements, superintendence or overhead in connection with a change in the Work shall be allowed only if the Contractor can demonstrate that the change in the Work requires the Contractor to devote additional manpower or other resources on the Project. The Contractor’s billing rates shall be subject to adjustment on an annual basis at the end of each calendar year (the adjustment effective for 2017 is shown on Exhibit G).
§ 6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document 201-2007 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the term "fee" shall mean the Contractor’s Fee as defined in Section 5.1.1 of this Agreement.
(Paragraph deleted)
ARTICLE 7     COSTS TO BE REIMBURSED
§ 7.1 COST OF THE WORK
§ 7.1.1 The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than those customarily paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.
§ 7.1.2 Where any cost is subject to the Owner’s prior approval, the Contractor shall obtain this approval prior to incurring the cost. The parties shall endeavor to identify any such costs prior to executing this Agreement.
§ 7.2 LABOR COSTS
§ 7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner’s prior approval, at off-site workshops.
§ 7.2.2 Wages or salaries of the Contractor’s supervisory and administrative personnel when stationed at the site with the Owner’s prior approval, at the stipulated hourly billing rates set forth in Exhibit G.
§ 7.2.3 Wages and salaries of the Contractor’s supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, with the Owner’s prior approval, but only for that portion of their time required for the Work, at the stipulated hourly billing rates set forth in Exhibit G.
§ 7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Sections 7.2.1 through 7.2.3. All such costs are included in the stipulated hourly billing rates set forth in Exhibit G. The Contractor’s personnel shall not be chargeable to the Project as Cost of the Work during periods of absence due to vacation or illness.
§ 7.2.5 Stipulated hourly billing rates for the Contractor’s supervisory and administrative personnel are stated in Exhibit G (which rates are all-inclusive). The stipulated billing rates set forth in Exhibit G are not subject to audit. Notwithstanding the foregoing, Owner shall have the right to request verification of the job title and experience of any of Contractor’s personnel in order to verify that the Contractor’s personnel are billed at the appropriate rate. The stipulated billing rates set forth in Exhibit G are subject to annual adjustment as provided in Section 6.2.
§ 7.3 SUBCONTRACT COSTS
Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:30:39 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION
§ 7.4.1 Costs, including transportation and storage (if such storage and costs therefor have been specifically approved by the Owner in advance) of materials and equipment incorporated or to be incorporated in the completed construction, less all discounts and rebates.
§ 7.4.2 With the prior approval of the Owner, costs of materials, supplies, and equipment in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.
§ 7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS
§ 7.5.1 Costs, including transportation, storage (if such storage and costs therefor have been specifically approved by the Owner in advance), installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.
§ 7.5.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Contractor at the site ("Rental Items"), whether rented from the Contractor or others, and costs of transportation, installation, minor repairs, dismantling and removal thereof. Rates and quantities of Rental Items shall be subject to the Owner’s prior approval. Rental rates for Contractor-owned and Related Party (hereafter defined) owned equipment shall not exceed the standard rate paid at the place of the Project.
§ 7.5.2.1 Rental Items which are expected to cost in excess of Ten Thousand Dollars ($10,000) shall be obtained on the basis of competitive bids, and any negotiated discounts, savings, rebates, etc. shall be passed on to the Owner.
§ 7.5.2.2 Rental charges shall be consistent with those generally prevailing in the location of the Project. In no event shall the Contractor be entitled to reimbursement for any cumulative total of rental charges in connection with any single piece of machinery or equipment in excess of one hundred percent (100%) of its fair market value as of the date that such machinery or equipment is first put into service in connection with the Work. The Contractor shall pay any excess rental charges outside of the Cost of the Work.
§ 7.5.2.3 Equipment purchased and charged to the Project as a reimbursable cost shall become the property of the Owner or, at the Owner’s election, shall be sold by the Contractor and the proceeds of such sale shall be paid to the Owner or credited to the Owner as a deduction from the Cost of the Work.
§ 7.5.2.4 Any lease/purchase rental arrangements must be disclosed to the Owner. If the Contractor purchases equipment under a lease/purchase arrangement whereby rental payments were charged to the Owner as reimbursable costs, an appropriate credit will be given to the Owner for the fair market value of the equipment at the time it was last used on the Project.
§ 7.5.2.5 All costs incurred for normal wear and tear shall be reimbursed at actual cost. Such costs include routine and preventative maintenance, minor repairs and other incidental costs. Major repairs and overhauls are not considered routine and ordinary. Consequently, such costs are not reimbursable and are intended to be covered by the rental rates. Incoming and outgoing shipping costs will be paid for Contractor-owned and Related Party (hereafter defined) tools and equipment when shipping equipment to and from the Contractor’s or Related Party’s equipment yard. Incoming shipping costs from other locations will only be paid if the total mileage from that location is less than the total mileage from the Contractor’s closest equipment yard to this Project. Outgoing shipping costs to another project are not reimbursable, and are the responsibility of the Contractor.
§ 7.5.2.6 The Contractor will determine whether hourly, daily, weekly or monthly rates shall apply, based on which rates will be most economical to the Owner based on the circumstances of actual usage.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 7.5.2.7 "Fair market value" for used material and equipment as referred to in this Section 7.5 shall mean the estimated price a reasonable purchaser would pay to purchase the used material or equipment at the time it was initially needed for the Project.
§ 7.5.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.
§ 7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.
§ 7.5.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, subject to the Owner’s prior written approval.
§ 7.6 MISCELLANEOUS COSTS
§ 7.6.1 Premiums for that portion of insurance and bonds required by the Contract Documents that can be directly attributed to this Contract, in accordance with billing rates agreed upon by the parties.
§ 7.6.2 Sales, use or similar taxes imposed by a governmental authority that are necessarily incurred in the performance of the Work and for which the Contractor is liable.
§ 7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.
§ 7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of AIA Document A201–2007 or by other provisions of the Contract Documents.
§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee or subject to the Guaranteed Maximum Price. The Contractor shall not enter into any agreement which requires the payment of royalties or license fees without the prior written consent of the Owner. If such royalties, fees and costs are excluded by the last sentence of Section 3.17 of AIA Document A201–2007 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.
§ 7.6.6 Costs for electronic equipment and software, directly related to the Work with the Owner’s prior approval.
§ 7.6.7 Deposits lost for causes other than the fault or negligence of the Contractor, any Subcontractor or supplier or any other party for whom the Contractor is responsible.
(Paragraphs deleted)
§ 7.7 OTHER COSTS AND EMERGENCIES
§ 7.7.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.
§ 7.7.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.4 of AIA Document A201-2007, unless such emergency results from the fault or negligence of the Contractor, any Subcontractor or any other party for whom the Contractor is responsible.
§ 7.7.3 Costs of repairing damaged Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor or any Subcontractor or other parties for whom the Contractor is responsible, and only to the extent that the cost of repair is not recoverable by the Contractor from insurance, sureties, Subcontractors, suppliers, or others.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 7.8 RELATED PARTY TRANSACTIONS
§ 7.8.1 The term "Related Party" shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Contractor; any entity in which any stockholder in, or management employee of, the Contractor owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Contractor. The term "Related Party" includes any member of the immediate family of any person identified above.
§ 7.8.2 The Contractor shall not perform any Work (other than General Conditions Work, as hereafter defined) with its own forces, nor shall any Work be performed by a Related Party, without the Owner’s prior approval in its sole discretion. If any such approval is given, the award of a contract for such work shall be subject to such conditions as the Owner may determine. Without limitation, where such approval is given, except as otherwise agreed in writing by both parties hereto, the Contractor must competitively bid any trade Work that the Contractor wishes to perform with the Contractor’s own forces or through a Related Party and shall obtain no less that two (2) additional responsive bids from responsible Subcontractors acceptable to the Owner. The Contractor’s or Related Party’s bid shall be submitted to the Owner at least one day in advance of the Contractor’s receipt of bids from the unaffiliated Subcontractors. The Contactor or Related Party shall be permitted to perform such trade Work only if (i) the Owner consents thereto in writing after full disclosure in writing by the Contractor to the Owner of the affiliation or relationship of the Related Party to the Contractor and (ii) the Owner approves in writing any subcontract, contract, purchase order, agreement or other arrangement between the Contractor and such Related Party in form and substance. Any trade Work performed by the Contractor’s own forces or by a Related Party may, at the Owner’s election, be covered by a separate agreement between the Owner and the Contractor or Related Party. Such agreement shall, without limitation, satisfy all requirements for Subcontractors as set forth in Section 5.3.1 of AIA Document A201-2007.
§ 7.9 GENERAL CONDITIONS COSTS
The costs of all items listed in Exhibit E under the heading General Conditions that may be required (such items are sometimes referred to in the Contract Documents collectively as the "General Conditions Work"), are referred to herein collectively as the "General Conditions Costs." The Contractor will be reimbursed on account of General Conditions Costs based on actual verified Cost of the Work and subject to the terms and conditions set forth in Section 7.2 of this Agreement.
§ 7.10 CONTINGENCY
§ 7.10.1 The estimated Cost of the Work and the GMP shall include the Contractor’s contingency (the
"Contingency"), a sum (which is not an Allowance) established by the Contractor for its sole and exclusive use to cover costs arising under Section 5.2.2, subcontract cost overruns in purchasing, gaps in scope purchased from subcontractors, cost overruns in general conditions costs, resolution of subcontractor disputes, overtime, unanticipated charges and additional expenses due to errors in estimating both time and money and other costs which are properly reimbursable as Cost of the Work but not the basis for a Change Order. The Contingency excludes costs and expenses associated with concealed conditions not reasonably anticipated, design defects or deficiencies, or changes in the Work, all of which shall be borne by the Owner via a Change Order. The Contractor shall provide written notice to the Owner and shall identify items and amounts for which the Contractor seeks to use the Contingency. Use of the Contingency shall require the Owner’s approval in each instance, such approval not to be unreasonably withheld. After the GMP has been agreed to by the parties, as subcontracts and supply contracts are awarded as provided in Article 10, if the contract price of any subcontract as awarded is less than the amount carried for such subcontract in the GMP Breakdown (Schedule of Values), the Contingency shall be increased by the amount of such savings, and if the contract price of any subcontract as awarded is higher than the amount carried for such subcontract in the GMP Breakdown (an "Overrun"), the Contingency shall be decreased by the amount of such Overrun. Any savings adjustments added to the Contingency will be reviewed in connection with monthly requisitions.
§ 7.10.2 In addition to the items set forth in Section 7.10.1 above, the Contingency may be used to cover additional Cost of the Work resulting from conditions, circumstances and events not evidenced at the time the parties execute this Agreement, or at the time the Contractor awards a subcontract, as applicable, to the extent that such conditions, circumstances or events do not result in or constitute a change in the Work. Examples of such unanticipated conditions, circumstances and events include, but are not limited to, the following:

.1	Overruns on the Contractor’s procurement of subcontracts or purchases of materials or equipment provided the same are not caused by the gross negligence, willful misconduct or breach of contract

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:30:39 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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	User Notes: athena - West Garage 12-01-16 (8)	(1950826849)

of the Contractor or any Subcontractor;

.2	costs incurred by the Contractor in the protection, alteration or relocation of known utility equipment;

.3	deductible amounts the Contractor is required to pay, if any, with respect to claims under property insurance policies obtained by the Owner;

.4
expediting or acceleration costs required to meet the construction schedule, provided the same are not made necessary by the gross negligence, willful misconduct or breach of contract of the Contractor or any Subcontractor (costs of acceleration requested by the Owner for its own purposes and not attributable to the delay or other fault of the Contractor shall be compensated as a change in the Work, and shall not be funded from the Contingency); and

.5	costs of repairing or correcting damaged or non-conforming Work, subject to the provisions of Section 7.10.3.
The Contingency can be used only for Cost of the Work. In the event the Contingency funds are exhausted, the GMP shall not be increased.
§ 7.10.3 Where use of Contingency for corrective work is requested, the following guidelines shall apply. If it is necessary to repair or correct damaged or nonconforming Work: (i) if responsibility for such damaged or nonconforming Work can be attributed to a Subcontractor, Sub-subcontractor, supplier or other identifiable party, responsibility for any costs associated with such repair or correction (to the extent not reimbursed by insurance proceeds, i.e., within the deductible, if applicable) shall be assigned by the Contractor to the responsible party or parties, and the costs of such repair or correction shall not be reimbursable by the Owner under the Contract, from Contingency or otherwise, and (ii) if responsibility for such damaged or nonconforming Work cannot be attributed to an identifiable party or parties, the costs of repairing or correcting such damaged or nonconforming work (to the extent not reimbursed by insurance proceeds, i.e., within the deductible, if applicable) shall be reimbursable under the Contract as Cost of the Work to the extent of the remaining balance, if any, of the Contingency and without increase in the GMP. If the Contractor believes that the damaged or nonconforming work was caused by the Owner or a third party and without fault or negligence of the Contractor, a Subcontractor, Sub-subcontractor or supplier, then the Contractor shall request a change in the Work or make a claim for additional cost as provided in the Contract Documents.
ARTICLE 8     COSTS NOT TO BE REIMBURSED
§ 8.1 The Cost of the Work shall not include the items listed below:

.1
Salaries and other compensation of the Contractor’s personnel stationed at the Contractor’s principal office or offices other than the site office, except as specifically provided in Section 7.2 or as may be provided in Article 15;

.2	Expenses of the Contractor’s principal office and offices other than the site office;

.3
Overhead and general expenses of any kind, including in-house computer (hardware and software) expenses, data processing costs, mobile phone charges, and the costs of bookkeeping, accounting (other than Project accounting), billing/collections, insurance/risk management and supervisory and executive time, except to the extent any of such items are expressly included in Article 7 or are included in the GMP breakdown as accepted by the Owner;

.4	The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work;

.5
Costs due to the gross negligence or failure of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility under the Contract;

.6	Any cost not specifically and expressly described in Article 7;

.7	Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded;

.8	Costs or losses resulting from lost, damaged or stolen tools and equipment, except that such costs shall be reimbursable to the extent included in the GMP breakdown as accepted by the Owner;

.9
Penalties, fines or other costs imposed by governmental authorities in connection with, or resulting from any violation of or non-compliance with laws, codes, regulations, ordinances or directives from any governmental authority;

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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	User Notes: athena - West Garage 12-01-16 (8)	(913332016)

.10
Any legal fees, mediation or arbitration costs or claim-related expenses incurred by the Contractor, unless the same are incurred at the written direction of, or with the prior written approval of, the Owner;

.11
Travel or meal expenses, personnel relocation or temporary living expenses, commuting costs or charges for vehicles used by the Contractor’s personnel except to the extent included in the GMP breakdown as accepted by the Owner, or as otherwise specifically approved in advance by the Owner in writing;

.12	Any cost incurred by the Contractor or any Subcontractor as a result of knowing violation of or failure to comply with the provisions of the Contract Documents;

.13	Costs incurred by the Contractor after its application for final payment.

.14	[intentionally omitted];

.15
Costs of loss or damage to property of the Contractor or any Subcontractor within the deductible under any insurance maintained by the Contractor or Subcontractor shall be reimbursable as a Cost of the Work, not to exceed $2500 per loss. Any other self-insured losses, or costs covered by any insurance carried by the Contractor or a Subcontractor, or costs which would have been covered by insurance but for failure of the Contractor or Subcontractor to maintain the insurance coverage required by the Contract Documents, shall not be reimbursable as Cost of the Work;

.16
Costs of employee bonuses and executive bonuses whether or not based in whole or in part on performance related to the Work except to the extent included in the GMP breakdown as accepted by the Owner, or otherwise with the Owner’s prior written approval;

.17	Any costs or expenses in connection with any indemnity provided by Contractor pursuant to the Contract Documents; .

.18	Costs incurred or paid for recruiting employees (whether to third party recruiters or to employees); and

.19	Severance or similar payments on account of terminated employees.
ARTICLE 9     DISCOUNTS, REBATES AND REFUNDS
§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be obtained. The Contractor shall not obtain for its own benefit any discounts, rebates or refunds in connection with the Work prior to providing the Owner with thirty (30) days prior written notice of the potential discount, rebate or refund and an opportunity to furnish funds necessary to obtain such discount, rebate or refund on behalf of the Owner in accordance with the requirements of this Section 9.1.
§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner as a deduction from the Cost of the Work and shall reduce the amount of the GMP by the same amount.
ARTICLE 10     SUBCONTRACTS AND OTHER AGREEMENTS
§ 10.1 All Work other than General Conditions Work shall be performed under subcontracts or by other appropriate agreements with the Contractor. In accordance with the Construction Schedule, or other schedule agreed upon between the Owner and the Contractor, the Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment based on bid lists previously reviewed by the parties. Except as otherwise approved by the Owner, a minimum of three bids shall be solicited for each trade or other portion of the Work. Subcontractor bid packages shall be prepared by the Contractor and shall include a trade-specific scope definition, and a complete detailed construction schedule prepared by the Contractor and approved by the Owner and the Architect. The Contractor shall be responsible for reviewing all Construction Documents included in such bid packages, so as to ensure that the Subcontractor bids, taken together, include all necessary construction work for the Project. The buyout (procurement of Subcontractors and suppliers to perform or supply all portions of the Work) will be conducted on an "open-book" basis. The Owner and the Contractor shall jointly review all bids and proposals submitted. The Contractor shall analyze and level the bids, and prepare a spreadsheet and recommendation for each trade. The Contractor’s recommendation for award shall include all pertinent data required for decision upon the award and a certification that, to the best of its knowledge, the bid of the recommended subcontractor or supplier is bona fide, fair and reasonable. The Owner and its representatives may, at their election, participate in all negotiations and attend all pre-bid conferences, buyout meetings and other meetings between the Contractor and

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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prospective major Subcontractors or suppliers, and the Contractor shall notify the Owner’s representatives in writing reasonably in advance of each meeting or telephone negotiation with a prospective Subcontractor or supplier so that the Owner will have the opportunity to participate at its election. Copies of all final bids received by the Contractor from any prospective Subcontractor or supplier shall be delivered to the Owner’s representatives within 48 hours of receipt or delivery. The Owner will determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Owner may suggest specific persons or entities from whom the Contractor may obtain bids; however, if the Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from other qualified bidders to which the Owner has no reasonable objection. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

§ 10.2 When a specific bidder (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work and has not previously been objected to by the Owner; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requests that another bid be accepted, then the Guaranteed Maximum Price shall be subject to adjustment at the request of the Owner or the Contractor in accordance with the following. If the effect of the Owner’s requests for selected subcontractors and suppliers is the selection of subcontractors and suppliers whose bids, in the aggregate, exceed those of the bidders recommended by the Contractor, the Guaranteed Maximum Price shall be adjusted in accordance with Section 5.2.3 of the General Conditions of the Contract.
§ 10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If the Subcontract is awarded on a cost-plus a fee basis, the Contractor shall provide in the Subcontract for the Owner to receive the same audit rights with regard to the Subcontractor as the Owner receives with regard to the Contractor in Article 11, below.
(Paragraphs deleted)
§ 10.4 All Subcontracts and purchase orders shall be awarded according to the procedures in this Article 10. The Contractor shall contract in its own name and behalf, and not in the name or behalf of the Owner, with the selected subcontractor or supplier. The Contractor shall promptly deliver to the Owner a copy of all executed Subcontracts and, if requested by the Owner, purchase orders entered into in connection with the Project.
§ 10.5 The Contractor hereby conditionally assigns to the Owner all Subcontracts now or hereafter executed by the Contractor in connection with the Work and in accordance with the requirements of the Contract Documents.

.1
Such assignment shall become an effective and present assignment only upon a termination by the Owner of this Agreement in accordance with the provisions of the Contract Documents and only as to those Subcontracts which the Owner accepts in writing.

.2
This Section 10.5 shall serve as the instrument of assignment at such time as the assignment provided for above becomes effective. The Contractor agrees, however, at the Owner’s request, to execute whatever instruments the Owner requests to confirm such assignment.

§ 10.6 The Contractor shall be responsible to the Owner for the compliance by each Subcontractor and
Sub-subcontractor with the requirements of all applicable provisions of the Contract Documents and of all applicable laws, rules, and regulations, to the same extent the Contractor would be responsible if the work to be performed by such Subcontractor or Sub-subcontractor were being performed by the Contractor’s own forces.
ARTICLE 11     ACCOUNTING RECORDS
The Contractor shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under this Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Contractor’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Subcontractor’s proposals, purchase orders, vouchers, memoranda and other Records (as defined below) and data relating to this Contract. The Contractor shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law. If requested by the Owner, the Contractor shall segregate and allocate costs attributable to designated portions of the Work.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 11.1 The Owner reserves the right to audit, examine and copy, at reasonable times and places, all Records (as defined below) of the Contractor (including records made by Subcontractors, Sub-subcontractors, suppliers, and vendors to the extent such records are contained in the Contractor’s Records) pertaining to the Work of this Project during the construction period and for a period of one year after final completion or longer if required by law. Notwithstanding anything contained in this Agreement or the Contract Documents to the contrary, the Owner’s audit rights shall not extend to any lump sum prices, unit rates, established charges or fixed percentages or multipliers agreed to or stipulated by the parties.
§ 11.2 Records subject to audit, examination, and copying shall include but not be limited to accounting records (hard copy as well as computer readable data), written policies and procedures, subcontract files (including proposals of successful and unsuccessful bidders, bid recaps, etc.), original estimates, estimating worksheets, correspondence, change order files (including documentation covering negotiated settlements), back-charge logs and supporting documentation, general ledger entries detailing cash and trade discounts earned, insurance rebates and commitments, notes, daily diaries, superintendent reports, drawings, photographs, receipts, vouchers and memoranda, and any and all other agreements, sources of information and matters that may in the Owner’s judgment have any bearing on or pertain to any matters, rights, duties or obligations under or covered by any Contract Document (all the forgoing herein referred to as "Records").
§ 11.3 The Contractor will cooperate fully and will cause all Related Parties and all of the Contractor’s Subcontractors to cooperate fully in furnishing or in making available to the Owner from time to time whenever requested in an expeditious manner any and all such information, materials and data.
§ 11.4 The Owner’s agent or its authorized representative shall have access to the Contractor’s facilities, shall be allowed to interview any current or former employee of the Contractor, shall have access to all necessary records, and shall be provided adequate work space and photocopy facilities, at Owner’s cost, in order to conduct audits or examinations in compliance with this article.
§ 11.5 If any inspection or audit of the Records by the Owner reveals an overcharge, the Contractor shall promptly reimburse the Owner for such overcharge.
ARTICLE 12     PAYMENTS
§ 12.1 PROGRESS PAYMENTS
§ 12.1.1 Based upon Applications for Payment, including all supporting documentation, submitted to the Owner by the Contractor and Certificates for Payment issued by the Owner’s representative, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents. The Contractor’s Applications for Payment shall be submitted on AIA Document G702 together with AIA Document G703, or other forms directed by the Owner.
§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month.

§ 12.1.3 The Owner shall make payment to the Contractor of the amount certified by the Owner’s representative not later than thirty (30) days after a complete (i.e., with full supporting documentation) final Application for Payment is received by the Owner’s representative. The Contractor’s draft ("pencil") Application for Payment with available supporting material shall be due on or about the 25th of the month, Owner’s representative’s comments shall be due on or about the last day of the month, and the Contractor’s final Application shall be due on or about the 3rd of the month, unless these days fall on a weekend or a Federally recognized holiday, in which case the due date shall be on or about the next business day.
§ 12.1.4 With each Application for Payment, the Contractor shall submit a cost report in form approved by the Owner, including copies of invoices from all Subcontractors and suppliers, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor’s Fee; plus (3) payrolls for the period covered by the present Application for Payment. In addition to other required items, each Application for Payment shall be accompanied by the following, all in form and substance satisfactory to the Owner.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 12.1.4.1 A duly executed Partial Waiver and Subordination of Lien from the Contractor in the form attached hereto as Exhibit I;
§ 12.1.4.2 Duly executed Partial Lien and Claim Waiver, in the form attached hereto as Exhibit J, from all Subcontractors and suppliers (and, to the extent requested by the Owner, Sub-subcontractors and lower tier suppliers);
§ 12.1.4.3 Applications for payment from each Subcontractor on AIA Document G702 together with AIA Document G703;
§ 12.1.4.4 A progress report updating the actual status of construction against the most recent Construction Schedule;
§ 12.1.4.5 Prior to or with the first Application for Payment which requests a cash disbursement for each Subcontractor, an updated schedule of values reflecting the actual subcontract price for such Subcontractor;
§ 12.1.4.6 Such other information, documentation and material as the Owner or the Architect may require.
§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor and approved by the Owner and the Architect in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor’s Fee, General Conditions Costs and Contingency shall be shown as separate items. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner and the Architect may require. This schedule, unless objected to by the Owner or the Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.
§ 12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values (as shown on the most recent GMP Breakdown approved by the Owner).
§ 12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1
Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values (General Conditions Costs shall be calculated based on actual cost);

.2
Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3
Add the Contractor’s Fee. The Contractor’s Fee shall be computed upon the Cost of the Work at the rate stated in Section 5.1.1 or, if the Contractor’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4
Subtract retainage at the rate of five percent (5%) applied to all items listed above, provided that no retainage shall be withheld on General Conditions Costs, insurance costs and building permit fees;

.5	Subtract the aggregate of previous payments made by the Owner;

.6
Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Section 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.7	Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-2007.

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AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:30:39 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

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§ 12.1.8 The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments of retainage to Subcontractors.
§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect and other Owner’s representatives shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect or other Owner’s representatives have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect or other Owner’s representatives have made exhaustive or continuous on-site inspections; or that the Architect or other Owner’s representatives have made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.
§ 12.1.10 A rejection by the Architect or Owner’s representative of an Application for Payment, whether in whole or in part, shall be made in writing within five (5) business days after receipt of the Application for Payment and shall include an explanation of the factual and contractual basis for the rejection and shall be certified as made in good faith. Failure by the Architect or the Owner’s representative to reject in writing an Application for Payment (whether a draft "pencil" Application for Payment or the official Application for Payment) within five (5) business days of receipt of such Application for Payment by the Architect or Owner’s representative, as applicable, shall constitute approval by the Architect or Owner’s representative, as applicable, of the Application for Payment as submitted. Such rejection shall be subject to the applicable dispute resolution procedure provided in the Contract Documents. Any provision in the Contract Documents which requires a party to delay commencement of the applicable dispute resolution procedure until a date later than sixty (60) days after the rejection shall be of no effect.
§ 12.1.11 Except with the Owner’s prior express approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.
§ 12.1.12 Upon Substantial Completion of the Work, the Owner shall pay the full Contract Sum to the Contractor except for amounts withheld in accordance with Section 9.8.8 of AIA Document A201-2007.
§ 12.1.13 Nothing contained in this Section 12.1 is intended to or shall be interpreted to be inconsistent with the provisions of M.G.L. ch.149, section 29E, and the parties intend that the payment procedures under this Contract shall comply with such statutory provisions.
§ 12.2 FINAL PAYMENT
§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when

.1
the Contractor has fully performed the Contract (including without limitation satisfaction of all conditions to final payment as provided in Section 9.10 of the General Conditions of the Contract) except for the Contractor’s responsibility to correct defective or nonconforming Work as provided in Section 12.2.2 of the General Conditions of the Contract, and to satisfy other requirements, if any, which extend beyond final payment;

.2	the Contractor has submitted a final accounting for the Cost of the Work and a final Application for Payment with all supporting documentation; and

.3	a final Certificate for Payment has been issued by the Architect.
§ 12.2.2 The Owner or, at Owner’s election, the Owner’s auditors may review and report in writing on the Contractor’s final accounting within 45 days after delivery of the final accounting to the Owner by the Contractor. Based upon such Cost of the Work as the Owner and/or the Owner’s auditors report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Owner’s representative will, within seven days after receipt of the written report of the Owner and/or the Owner’s auditors, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of AIA Document A201-2007. The time periods stated in this Section 12.2.2 supersede those stated in Section 9.4.1 of AIA Document A201-2007. The Architect and other Owner’s representatives are not responsible for verifying the accuracy of the Contractor’s final accounting.

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	15

§ 12.2.3 If the Owner and/or the Owner’s auditors report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to request mediation of the disputed amount without seeking an initial decision pursuant to Section 15.2 of AIA Document A201-2007. A request for mediation shall be made by the Contractor within 30 days after the Contractor’s receipt of a copy of the final Certificate for Payment. Failure to request mediation within this 30-day period shall result in the substantiated amount reported by the Owner and/or the Owner’s auditors becoming binding on the Contractor. Pending a final resolution of the disputed amount, the Owner shall pay the Contractor the amount certified in the final Certificate for Payment.
§ 12.2.4 The Owner’s final payment to the Contractor shall be made no later than 30 days after the conditions provided in Section 12.2.1 have been met, including issuance of the final Certificate for Payment.
§ 12.2.5 Release of retainage on subcontracts shall be made pursuant to M.G.L. c.149, § 29F.
ARTICLE 13     DISPUTE RESOLUTION
§ 13.1 INITIAL DECISION MAKER
The Architect will serve as Initial Decision Maker pursuant to Section 15.2 of AIA Document A201-2007, unless the parties appoint below another individual, not a party to the Agreement, to serve as Initial Decision Maker.
(Paragraphs deleted)

§ 13.2 BINDING DISPUTE RESOLUTION
For any Claim subject to, but not resolved by mediation pursuant to Section 15.3 of AIA Document A201-2007, the method of binding dispute resolution shall be as provided in Article 15 of AIA Document A201-2007.
(Paragraphs deleted)

ARTICLE 14     TERMINATION OR SUSPENSION
§ 14.1 Termination Prior to Establishment of the Guaranteed Maximum Price
§ 14.1.1 Prior to the execution of the Guaranteed Maximum Price Amendment, the Owner may terminate this Agreement upon not less than seven days’ written notice to the Contractor for the Owner’s convenience and without cause, and the Contractor may terminate this Agreement, upon not less than seven days’ written notice to the Owner, for the reasons set forth in Section 14.1.1 of AIA Document A201-2007.
§ 14.1.2 In the event of termination of this Agreement pursuant to Section 14.1.1, the Contractor shall be compensated for Preconstruction Phase services performed prior to receipt of a notice of termination, and the Contractor shall promptly deliver to the Owner copies of all plans, bids and other work product prepared by or on behalf of the Contractor in connection with the Work.
§ 14.1.3 If the Owner terminates the Contract pursuant to Section 14.1.1 after the commencement of the
Construction Phase but prior to the execution of the Guaranteed Maximum Price Amendment, the Owner shall pay to the Contractor an amount calculated as follows, which amount shall be in addition to any compensation paid to the Contractor under Section 14.1.2:

.1	Take the Cost of the Work incurred by the Contractor to the date of termination, including costs attributable to terminating subcontracts and purchase orders, excluding fees on incomplete work;

.2
Add the Contractor’s Fee computed upon the Cost of the Work to the date of termination at the rate stated in Section 5.1 or, if the Contractor’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

.3	Subtract the aggregate of previous payments made by the Owner for Construction Phase services.
The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Section 14.1.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 14, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	16

purchase orders. All Subcontracts, purchase orders and rental agreements entered into by the Contractor will contain provisions allowing for assignment to the Owner as described above.

If the Owner accepts assignment of subcontracts, purchase orders or rental agreements as described above, the Owner will reimburse or indemnify the Contractor for all costs arising under the subcontract, purchase order or rental agreement, if those costs would have been reimbursable as Cost of the Work if the contract had not been terminated. If the Owner chooses not to accept assignment of any subcontract, purchase order or rental agreement that would have constituted a Cost of the Work had this agreement not been terminated, the Contractor will terminate the subcontract, purchase order or rental agreement and the Owner will pay the Contractor the costs actually and necessarily incurred by the Contractor prior to and as a result of such termination.
§ 14.1.4 Notwithstanding the foregoing provisions of Sections 14.1.2 and 14.1.3, to the extent Contractor is entitled to receive overhead, profit and/or damages thereunder, Contractor shall only be entitled to recover actual, reasonable overhead, profit and damages on the portion of the Work executed at the date of termination plus any other reasonable Costs of the Work arising out of any such termination necessary for demobilization. In no event shall the Owner ever be liable for any amount attributable to the Contractor’s anticipated profit on the value of services not performed by the Contractor.
§ 14.2 Following execution of the GMP Amendment, the Contract may be terminated by the Owner or the
Contractor as provided in Article 14 of AIA Document A201-2007. The amount, if any, to be paid to the Contractor following any such termination shall be determined in accordance with Article 14 of AIA Document A201-2007; provided, however, that such amount shall not cause the Guaranteed Maximum Price to be
(Paragraphs deleted) exceeded.
§ 14.3 The Owner shall pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and for which the Contractor is not otherwise compensated. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 14, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.
§ 14.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-2007; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Section 14.3.2 of AIA Document A201-2007.
ARTICLE 15     MISCELLANEOUS PROVISIONS
§ 15.1 Where reference is made in this Agreement to a provision AIA Document A201-2007 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.
§ 15.2 Payments due and unpaid under the Contract shall bear interest from the date thirty (30) days following the date payment is due at a rate equal to the "prime rate" as published in The Wall Street Journal on the date such payment was due or, if the Wall Street Journal is not published on such date, the corresponding rate in the next issue of The Wall Street Journal published after the due date, plus two percent (2%). If, at any time, The Wall Street Journal ceases to publish the "prime rate" for any reason, a comparable interest rate shall be selected by the Owner. Amounts which may become due to the Owner from the Contractor under the Contract ("Owed Amounts") shall be due and payable on the thirtieth (30th) day after demand, and if not paid when due shall bear interest at the interest rate specified above on the amount outstanding. The Owner shall be entitled, at any time, to recover any Owed Amounts from the Contractor by reducing any payments due to the Contractor from the Owner by all or any portion of such Owed Amounts and crediting the amount of such reduction against the Owed Amounts. If any such offset is made, the Owner shall so notify the Contractor in writing. The Owner’s rights under this Section 15.2 are in addition to its right to receive direct payment of Owed Amounts from the Contractor.

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	17

§ 15.3 The Owner’s representative:

Phil Memmott
Senior Construction Project Manager
athenahealth
311 Arsenal Street
Watertown, MA 02472
pmemmott@athenahealth.com
617-402-1890

§ 15.4 The Contractor’s representatives:

Norm Fournier	and	Peter Doucet
Vice President Operations and		Project Manager
Project Executive		C.E. Floyd Company, Inc.
C.E. Floyd Company, Inc.		135 South Road
135 South Road		Bedford, MA 01730
Bedford, MA 01730		pdoucet@cefloyd.com
nfournier@cefloyd.com		781-325-0075
781-325-0104

§ 15.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days’ written notice to the other party.
§ 15.6 The Contractor represents and warrants the following to the Owner (in addition to any other representations and warranties contained in the Contract Documents) as a material inducement to the Owner to execute this Agreement, which representations and warranties shall survive the execution and delivery of this Agreement, any termination of this Agreement and the final completion of the Work:
§ 15.6.1 The Contractor is financially solvent, able to pay all debts as they may mature and possessed of sufficient working capital to complete the Work and perform all obligations hereunder;
§ 15.6.2 The Contractor is able to furnish the plant, tools, material, supplies, equipment, and labor required to complete the Work and perform its obligations hereunder and has sufficient experience and competence to do so;
§ 15.6.3 The Contractor is authorized to do business in the state in which the Project is located and is properly licensed by all necessary governmental and public and quasi-public authorities having jurisdiction over the Contractor and over the Work and the Project;
§ 15.6.4 The Contractor’s execution of this Agreement and performance thereof is within the Contractor’s duly authorized powers;
§ 15.6.5 The Contractor possesses a high level of experience and expertise in the business administration, construction, construction management and superintendence of projects of the size, complexity and nature of this particular Project and will perform the Work with the care, skill and diligence of such a contractor.
§ 15.7 The key members of the Contractor’s staff shall be persons agreed upon with the Owner and shall include, without limitation, Project Executive Norm Fournier and Project Manager Peter Doucet. Key personnel shall not be changed without the written consent of the Owner, unless any such person becomes unable to perform his or her duties due to death, disability or termination of employment, or unless the Owner requests removal. If any key personnel is no longer capable of performing his or her duties, or is removed at the request of the Owner, the Owner and the Contractor shall agree on a mutually acceptable replacement.
§ 15.8 The Owner and the Contractor each binds himself, his partners, successors, assigns and legal representatives to the other party hereto and to the partners, successors, assigns and legal representatives of such other party in respect to all covenants, agreements and obligations contained in the Contract Documents. The Contractor shall not assign or transfer the Contract without the previous written consent of the Owner, which consent may be withheld by the Owner

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	18

in its sole discretion, nor shall the Contractor assign any moneys due or to become due to him hereunder, without such previous written consent of the Owner. Any assignment of the Contract by the Contractor shall be void, and the assignee in such case shall acquire no rights in the Contract or in such moneys.
§ 15.9 Whenever written notice is required or permitted pursuant to the Contract Documents, the same shall be deemed to have been properly given if given in writing and transmitted by fax or email or delivered by hand in person or by registered or certified mail or express delivery service, return receipt requested, in the case of notices to the Owner, to the address set forth at the beginning of this Agreement, marked to the attention of the Owner’s Representative; and, in the case of notices to the Architect, to the address set forth at the beginning of this Agreement, marked to the attention of the Architect’s Representative; and, in the case of notices to the Contractor, to the Contractor’s Project Manager or Project Executive, addressed to such person(s) at the Contractor’s mailing address set forth at the beginning of this Agreement or the Contractor’s principal office. Any of the persons or addresses specified above for notice purposes may be changed by notice given in the manner provided herein from the party concerned to each of the other parties.
§ 15.10 Recognizing that the Owner may find it necessary to establish during the progress of the Work the current status of performance under the Contract Documents, the Contractor shall, at the request of the Owner or any lender to the Owner, promptly provide statements, documents or certificates to the Owner or the Lender regarding the status of the Work, compliance of the Work with the Contract Documents, compliance by the Contractor or any Subcontractor with the Contract Documents, the names of first tier Subcontractors or suppliers, amounts due or to become due or amounts previously paid to Subcontractors or suppliers, estimates of the portion of the Work completed and the cost of completing the Work, and such other matters within the scope of the Contractor’s performance under the Contract Documents as the Owner or the Lender may require. If specified and required in advance of completion of the Work, the Contractor will provide a certificate to the Owner and to the Lender regarding completion of the Work in accordance with the Contract Documents, compliance by the Contractor with the Contract Documents, and such other matters within the scope of the Contractor’s performance under the Contract Documents as the Owner or the Lender may require.
§ 15.11 Without limiting the Contractor’s obligations under the Contract Documents to comply with applicable laws, the Contractor specifically recognizes and agrees that the performance of the Work and the construction of the Project are subject to, and that the Contractor is familiar with, certain legal restrictions, requirements and agreements, including, but not limited to, the Occupational Safety and Health Act and regulations thereunder, the Fair Labor Standards Act, the Davis-Bacon Act, if applicable, the Contract Work Hours and Safety Standards Act, and the Massachusetts Right-to-Know Law. The Contractor agrees that, in performing the Work, he shall comply at all times and in all respects with all of the requirements of (i) governmental laws, ordinances, regulations, orders and directives affecting or regulating employment of persons in connection with the Work or otherwise applicable to the Work, and (ii) all agreements, permits, approvals, plans and other undertakings of the Owner with respect to the Project, as referenced in the Contract Documents. The Contractor shall indemnify, defend with counsel acceptable to the Owner and hold the Owner harmless for all loss, liability and expenses of the Owner arising out of any violations by the Contractor or any Subcontractor of such laws, ordinances, regulations, orders or directives, or of any restrictions, agreements, permits, approvals, plans, undertakings and requirements referenced in the Contract Documents.
§ 15.12 No member, manager, officer, director, principal, stockholder, general or limited partner, joint venturer, beneficiary, trustee, representative, consultant, volunteer participant, employee, agent or representative of the Owner shall be personally liable to the Contractor under any term or provision of this Contract for the Owner’s payment obligations or otherwise, or because of any breach hereof, the Contractor agreeing to look solely to the assets of the Owner for the satisfaction of any liability of the Owner hereunder. In no event shall the Owner be liable to the Contractor except for payment for services rendered pursuant to and in accordance with this Agreement.
§ 15.13 The Contractor represents that no fee, commission or compensation of any kind has been paid, either directly or indirectly, by or on behalf of the Contractor to the Owner or any partner or affiliate of the Owner or any officer, director, principal, manager, member, employee, representative or agent of any of them in connection with this Contract, and that no agreement to make any such payment has been made or will be made by or on behalf of the Contractor.
§ 15.14 The terms and conditions set forth in this Agreement and the exhibits hereto shall not be construed as a course of dealing for future agreements, if any, and the Owner and Contractor reserve their rights to negotiate any and all of such terms and conditions for future agreements, if any.

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	19

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	20

§ 15.15 CONSTRUCTION MANAGEMENT PLAN
The Construction Management Plan prepared by the Contractor dated August 9, 2016 is attached hereto as Exhibit K and incorporated in the Contract. The Contractor and Subcontractors shall comply with the Construction Management Plan.
ARTICLE 16     ENUMERATION OF CONTRACT DOCUMENTS
§ 16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated below.
§ 16.1.1 The Agreement is this AIA Document A102–2007, Standard Form of Agreement Between Owner and Contractor, as modified, and all exhibits or attachments referenced herein, including the GMP Amendment.
§ 16.1.2 The General Conditions of the Contract for Construction are, and all references in this Agreement to "AIA
Document A201-2007" or to the "General Conditions to the Contract" shall be deemed to refer to AIA Document A201-2007, General Conditions of the Contract for Construction, as modified and attached hereto.
§ 16.1.3 The Specifications shall be as identified in the GMP Amendment.
(Table deleted)
§ 16.1.4 The
(Paragraphs deleted)
Drawings shall be as identified in the GMP Amendment.
(Table deleted)
§ 16.1.5 The
(Paragraphs deleted)
Addenda, if any, shall be as identified in the GMP Amendment.
(Table deleted)
§ 16.1.6 Additional documents, if
(Table deleted) any, forming part of the Contract Documents:

.1	AIA Document E201TM–2007, Digital Data Protocol Exhibit

ARTICLE 17     INSURANCE AND BONDS
The Contractor shall purchase and maintain insurance and provide bonds as set forth in Article 11 of the General Conditions of the Contract.
ARTICLE 18     EXHIBITS
The following exhibits are attached to and incorporated in this Agreement.

Exhibit A	Guaranteed Maximum Price Amendment [to come]
Exhibit B	List of Contract Documents (Drawings, Specifications, Addenda) [attached to GMP Amendment]
Exhibit C	Assumptions and Qualifications [attached to GMP Amendment]
Exhibit D	Allowances, Alternates and Unit Prices [attached to GMP Amendment]
Exhibit E	GMP Breakdown [attached to GMP Amendment]
Exhibit F	Project Baseline Schedule Narrative [attached to GMP Amendment]
Exhibit G	Contractor’s Standard Stipulated Charging Rates
Exhibit H	Certificate of Insurance
Exhibit I	Form of Partial Waiver and Subordination of Lien (Contractor)
Exhibit J	Form of Partial Lien and Claim Waiver (Subcontractors)
Exhibit K	Construction Management Plan

(signature page follows)

Init.
AIA Document A102TM – 2007 (formerly A111TM – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 08:43:11 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

	User Notes: athena - West Garage 12-01-16 (8)	(913332016)	21

OWNER: ATHENA ARSENAL, LLC /s/ Mark Blair	CONTRACTOR: C.E. FLOYD COMPANY, INC. /s/ Christopher J. Floyd

(Signature)	(Signature)
Mark Blair, President	Christopher J. Floyd President and Chief Executive Officer

(Printed name and title) (Table deleted) (Paragraphs deleted)	(Printed name and title)

21
Init.
AIA Document A102™ – 2007 (formerly A111™ – 1997). Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:30:39 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.

/
	User Notes: athena - West Garage 12-01-16 (8)	(913332016)

EXHIBIT A

GUARANTEED MAXIMUM PRICE AMENDMENT
TO
AGREEMENT BETWEEN OWNER AND CONTRACTOR

This Guaranteed Maximum Price Amendment (“GMP Amendment”) is made and entered into as of December 5, 2016 by and between Athena Arsenal, LLC (the “Owner”) and C.E Floyd Company, Inc. (the “Contractor”). The Owner and the Contractor are hereinafter referred to collectively as the “Parties.”

The Owner and the Contractor have entered into that certain Standard Form of Agreement Between Owner and Contractor, dated as of December 5, 2016 (together with all exhibits and attachments thereto, the General Conditions of the Contract for Construction, and all other Contract Documents as defined therein, the “Agreement”), in conjunction with the construction of the West Garage project located on The Arsenal on the Charles campus in Watertown, Massachusetts (the “Project”), as the Project is further described in the Contract Documents.

Capitalized terms used in this document shall have the meanings assigned in the Agreement except as otherwise expressly provided herein. Unless explicitly modified by the terms of this GMP Amendment, the provisions of the Agreement remain in full force and effect without alteration.

Pursuant to Section 5.2 of the Standard Form of Agreement between Owner and Contractor, and in consideration of the mutual promises and obligations contained in the Agreement and this GMP Amendment, the Owner and Contractor hereby agree to amend the Agreement as follows:

(1)
The West Garage Project Guaranteed Maximum Price is hereby fixed at $40,057,556 (Forty Million Fifty Seven Thousand Five Hundred Fifty Six Dollars). The Parties have agreed that the Contract Sum shall not exceed the West Garage Project Guaranteed Maximum Price, subject only to adjustments, if any, in accordance with the provisions of the Agreement. The Contract Sum consists of the Contractor’s Fee plus the Cost of the Work, as that term is defined in Article 7 of the Standard Form of Agreement between Owner and Contractor. If the West Garage Project Guaranteed Maximum Price is exceeded without an Owner-approved adjustment pursuant to the terms of the Agreement, the Contractor shall be solely responsible for payment of such excess amounts without reimbursement from the Owner.

(2)
Attached hereto as Exhibit E is a detailed line item cost breakdown of the West Garage Project Guaranteed Maximum Price, including the Cost of the Work, the costs of the Building Permit, and the costs of the Contractor’s General Conditions, Fee, Insurance and Bonds.

(3)
The West Garage Project Guaranteed Maximum Price set forth herein is for the timely and proper performance of the Work in accordance with the Contract Documents, including the Contract Documents listed and attached to this GMP Amendment and marked Exhibits A through H, as follows:

Exhibit B	Construction Documents - Drawings, Specifications and Addenda on which this West Garage Project Guaranteed Maximum Price is based:

AM 60413952.2

Exhibit E	Contractor’s West Garage Project Guaranteed Maximum Price Proposal – Pricing Progression Summary Report (dated November 4, 2016), as accepted by the Owner
Exhibit D	Allowances, Alternates and Unit Prices
Exhibit C	Assumptions and Qualifications
Exhibit F	Project Baseline Schedule / Narrative
Exhibit H	Contractor-supplied Insurance Certificates
Exhibit G	Wage Rate Sheet / Contractor’s Stipulated Project Charging Rates

(4)	The Substantial Completion Date and Final Completion Date on which the West Garage Project Guaranteed Maximum Price is based are as follows:

(a)	Certificate of Occupancy / Substantial Completion Date: 1/11/18*

(b)	Final Turnover / Completion Date: 2/11/18*
*Notes to the Schedule: These dates represent the Project Baseline Schedule which is attached for reference as Exhibit F.

(5)	This GMP Amendment, when executed, shall serve as the Notice to Proceed for the scope of work contained in this GMP Amendment.

(6)	All other terms and conditions of the Agreement, as so amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this GMP Amendment under seal as of the date and year first above written.

OWNER:	CONTRACTOR:
Athena Arsenal, LLC	C.E. Floyd Company, Inc.
By: /s/ Mark Blair	By: /s/ Christopher J. Floyd
Mark Blair, President    Christopher J. Floyd, President / CEO

AM 60413952.2    2

athena Arsenal, LLC WEST PARKING GARAGE
WATERTOWN, MA
EXHIBIT ‘B’ – LIST OF CONTRACT DOCUMENTS

The Dates listed below correspond to the following Document issuance:

September 9, 2016 – Construction Documents
October 11, 2016 – Addendum No. 1
October 21, 2016 – Addendum No. 2
October 26, 2016 – Addendum No. 3

General Plans as Prepared by Walker Parking Consultants:
G-000         Cover Sheet and Site & Location Map             September 9, 2016

Landscape Plans as Prepared by Stantec Planning and Landscape Architecture P.C.:

C-100	Context Plan	September 9, 2016
EC-100	Existing Conditions	September 9, 2016
L-001	Notes	September 9, 2016
SP-100	Site Preparation Plan	October 21, 2016
L-100	Overall Layout and Materials Plan	October 21, 2016
L-101	Layout and Materials Enlargement Plan	October 21, 2016
L-102	Layout and Materials Enlargement Plan	October 21, 2016
L-103	Layout and Material Enlargement Plan	October 21, 2016
L-200	Grading Plan `	October 21, 2016
L-201	Grading Enlargement	October 21, 2016
L-202	Grading Plan Enlargement	October 21, 2016
L-203	Grading Plan Enlargement	September 9, 2016
L-300	Drainage Plan	October 21, 2016
L-400	Utility Plan	October 21, 2016
L-401	Utility Profiles	October 21, 2016
L-402	Utility Profiles	October 21, 2016
L-403	Utility Profiles	October 21, 2016
L-404	Utility Profiles	October 21, 2016
L-500	Planting Plan	October 21, 2016
L-501	Planting Plan	October 21, 2016
L-502	Planting Plan	October 21, 2016
L-600	Lighting Plan	October 21, 2016
L-700	Site Sections	October 21, 2016
L-701	Site Sections	October 21, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	1

L-702	Site Sections	October 21, 2016
L-800	Site Details	October 21, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	2

L-801	Site Details	October 21, 2016
L-802	Site Details	October 21, 2016
L-803	Site Details	October 21, 2016
L-804	Site Details	October 21, 2016
L-900	Utility Details	October 21, 2016
L-901	Utility Details	October 21, 2016
L-902	Utility Details	October 21, 2016
LI-100	Irrigation Plan	October 21, 2016
LI-101	Irrigation Plans- Trees	September 9, 2016
LI-200	Irrigation Details	September 9, 2016
LI-201	Irrigation Pump Details	September 9, 2016

Structural Plans as Prepared by Walker Parking Consultants:

S-001	General Notes	September 9, 2016
S-002	Typical Details	September 9, 2016
S-100	Foundation Plan	October 21, 2016
S-101	P1 Tier Plan	October 21, 2016
S-102	P2 Tier Plan	October 21, 2016
S-103	Typical Tier Plan	October 21, 2016
S-104	P6 Tier Plan	September 9, 2016
S-105	P7 Tier Plan	October 21, 2016
S-201	Precast Light Wall Elevations	September 9, 2016
S-202	Steel Framing Elevations	September 9, 2016
S-410	Stair/Elevator No.1 Enlarged Plans	September 9, 2016
S-411	Stair/Elevator No.1 Enlarged Plans	September 9, 2016
S-420	Stair No.2 Enlarged Plans	September 9, 2016
S-430	Stair No.3 Enlarged Plans	September 9, 2016
S-431	Stair No.3 Enlarged Plans and Details	September 9, 2016
S-440	Pedestrian Bridge Framing Plans	September 9, 2016
S-441	Pedestrian Bridge Section and Details	September 9, 2016
S-450	Building 311 Lobby Framing Plans	October 21, 2016
S-451	Building 311 Lobby Framing Details	September 9, 2016
S-460	Bicycle Enlarge Plan	September 9, 2016
S-501	Foundation Details	October 21, 2016
S-502	Foundation Details	October 21, 2016
S-503	Foundation Details	October 21, 2016
S-504	Foundation Wall Sections	September 9, 2016
S-505	Foundation Details	October 21, 2016
S-510	Structural Details	September 9, 2016
S-511	Structural Details	September 9, 2016
S-512	Structural Details	September 9, 2016
S-513	Structural Details-Metal Façade Support	September 9, 2016
S-520	Precast Column Details	September 9, 2016
S-521	Precast Column Details	September 9, 2016
S-525	Precast Beam Details, Schedules & Notes	September 9, 2016
S-530	Precast Tee Details	September 9, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	3

S-535	Precast Structural Wall Details	September 9, 2016
S-540	Precast Wall and Stair Details	September 9, 2016
S-550	Precast Connection Details	September 9, 2016
S-555	Masonry Details	September 9, 2016
S-560	Expansion Joint Details	September 9, 2016
S-570	Typical Waterproofing Details	September 9, 2016
S-650	Lap Bar Schedule	September 9, 2016

Architectural Plans as Prepared by Walker Parking Consultants:

A-001	Code Analysis and Life Safety	September 9, 2016
A-002	General Notes, Symbols and Legends	September 9, 2016
A-101	P1 Tier Plan	October 21, 2016
A-102	P2 Tier Plan	October 21, 2016
A-103	Typical Tier Plan	October 21, 2016
A-104	P6 Tier Plan	September 9, 2016
A-105	P7 Tier Plan	October 21, 2016
A-201	Building Elevations	October 21, 2016
A-202	Building Elevations	October 21, 2016
A-210	Screen Elevations	September 9, 2016
A-211	Screen Elevations	September 9, 2016
A-212	Screen Enlarged Elevations	September 9, 2016
A-213	Screen Enlarged Elevations	September 9, 2016
A-310	Exterior Wall Sections	September 9, 2016
A-401	Miscellaneous Detail	September 9, 2016
A-402	Enlarged Room Plans	October 21, 2016
A-403	Enlarged Room Plans	September 9, 2016
A-410	Stair/Elevator No.1 - Enlarged Plan	September 9, 2016
A-411	Stair/Elevator No.1 - Enlarged Plan	September 9, 2016
A-412	Stair/Elevator No.1 - Elevations	September 9, 2016
A-413	Stair/Elevator No.1 - Elevations	September 9, 2016
A-420	Stair No.2 - Enlarged Plan	October 21, 2016
A-421	Stair No.2- Elevations & Sections	September 9, 2016
A-430	Stair 3 Plans & Sections	October 21, 2016
A-431	Stair 3 Plans & Sections	October 21, 2016
A-432	Miscellaneous Stairs Enlarged Plans	October 21, 2016
A-440	Pedestrian Bridge Plans & Sections	October 21, 2016
A-441	Pedestrian Bridge Plans & Sections	October 21, 2016
A-450	Bicycle Enclosure Enlarged Plan	September 9, 2016
A-501	Precast Details	September 9, 2016
A-502	Areaway Section Views	September 9, 2016
A-510	Miscellaneous Details	September 9, 2016
A-530	Curtainwall Details	September 9, 2016
A-540	Storefront Details	September 9, 2016
A-550	Stair Railing Details	September 9, 2016
A-551	Stair Railing Details And Miscellaneous Details	September 9, 2016
A-560	Pedestrian Bridge Details	October 21, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	4

A-561	Pedestrian Bridge Details	October 21, 2016
A-562	Pedestrian Bridge & Stair 3 Details	October 21, 2016
A-570	Screen Details	September 9, 2016
A-571	Screen Details	October 21, 2016
A-601	Room Finish and Door Schedules	October 21, 2016
AG-002	Sign Schedule, General Notes and Sign Details	September 9, 2016
AG-003	Sign Mounting Details	September 9, 2016

Fire Protection Plans as Prepared by RDK Engineers:

FP-000	Fire Protection Legend, Notes & Abbreviations	September 9, 2016
FP-201A	Fire Protection P1 Tier Plan – North	September 9, 2016
FP-201B	Fire Protection P1 Tier Plan – South	September 9, 2016
FP-202	Fire Protection P2 Tier Plan	September 9, 2016
FP-203	Fire Protection P3 Tier Plan	September 9, 2016
FP-204	Fire Protection P4 Tier Plan	September 9, 2016
FP-205	Fire Protection P5 Tier Plan	September 9, 2016
FP-206	Fire Protection P6 Tier Plan	September 9, 2016
FP-207	Fire Protection P7 Tier Plan	September 9, 2016
FP-600	Fire Protection Details	September 9, 2016

Plumbing Plans as Prepared by RDK Engineers:

P-000	Plumbing Legend, Notes & Abbreviations	September 9, 2016
P-201U	Plumbing Underslab Plan	October 21, 2016
P-201	Plumbing P1 Tier Plan	October 21, 2016
P-202	Plumbing P2 Tier Plan	October 21, 2016
P-203	Plumbing P3 Tier Plan	September 9, 2016
P-204	Plumbing P4 Tier Plan	October 21, 2016
P-205	Plumbing P5 Tier Plan	October 21, 2016
P-206	Plumbing P6 Tier Plan	October 21, 2016
P-207	Plumbing P7 Tier Plan	September 9, 2016
P-600	Plumbing Details	September 9, 2016
P-601	Plumbing Details	September 9, 2016
P-700	Plumbing Schedules	September 9, 2016

HVAC Plans as Prepared by RDK Engineers:

H-000	HVAC Legend, Notes & Abbreviations	September 9, 2016
H-201	HVAC P1 Tier Plan	October 21, 2016
H-202	HVAC P2 Tier Plan	October 21, 2016
H-203	HVAC P3 Tier Plan	October 21, 2016
H-204	HVAC P4 Tier Plan	October 21, 2016
H-205	HVAC P5 Tier Plan	October 21, 2016
H-206	HVAC P6 Tier Plan	October 21, 2016
H-207	HVAC P7 Tier Plan	October 21, 2016
H-400	HVAC Controls	October 21, 2016

H-700	HVAC Details and Riser Diagrams	September 9, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	5

H-701	HVAC Details	September 9, 2016
H-800	HVAC Schedules	October 21, 2016

Electrical Plans as Prepared by RDK Engineers:

E-000	Electrical Legend, Notes & Abbreviations	September 9, 2016
E-100	Electrical Site Plan	October 21, 2016
E-101	Electrical Site Details	October 21, 2016
E-201	Electrical Lighting P1 Tier Plan	September 9, 2016
E-202	Electrical Lighting P2 Tier Plan	October 21, 2016
E-203	Electrical Lighting P3 Tier Plan	October 21, 2016
E-204	Electrical Lighting P4 Tier Plan	October 21, 2016
E-205	Electrical Lighting P5 Tier Plan	October 21, 2016
E-206	Electrical Lighting P6 Tier Plan	October 21, 2016
E-207	Electrical Lighting P7 Tier plan	October 21, 2016
E-301	Electrical Power P1 Tier Plan	October 21, 2016
E-302	Electrical Power P2 Tier Plan	September 9, 2016
E-303	Electrical Power P3 Tier Plan	September 9, 2016
E-304	Electrical Power P4 Tier Plan	October 21, 2016
E-305	Electrical Power P5 Tier Plan	October 21, 2016
E-306	Electrical Power P6 Tier Plan	October 21, 2016
E-307	Electrical Power P7 Tier Plan	September 9, 2016
E-401	Electrical Fire Alarm P1 Tier Plan	October 21, 2016
E-402	Electrical Fire Alarm P2 Tier Plan	October 21, 2016
E-403	Electrical Fire Alarm P3 Tier Plan	October 21, 2016
E-404	Electrical Fire Alarm P4 Tier Plan	October 21, 2016
E-405	Electrical Fire Alarm P5 Tier Plan	October 21, 2016
E-406	Electrical Fire Alarm P6 Tier Plan	October 21, 2016
E-407	Electrical Fire Alarm P7 Tier Plan	October 21, 2016
E-408	Electrical Fire Alarm Riser Diagram	October 21, 2016
E-700	Electrical One Line Diagram	October 21, 2016
E-800	Electrical Details	September 9, 2016
E-900	Electrical Schedules	October 21, 2016

Specification Manual as Prepared by Walker Parking Consultants:

Division 00 – Procurement and Contracting Agreements

110	Table of Contents	October 2016
7319	Health and Safety Requirements	September 2016

Division 01 – General Requirements

11100	Summary of Work	September 2016
12600	Contract Modification Procedures	September 2016
12900	Payment Procedures	September 2016

13200	Construction Progress Documentation	September 2016
13233	Photographic Documentation	September 2016
13300	Submittal Procedures	September 2016

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14200	References	September 2016
14210	Reference Standards and Definitions	September 2016
14500	Quality Control	September 2016
15000	Temporary Facilities and Controls	September 2016
15726	Odor and Dust Control	September 2016
16000	Product Requirements	September 2016
16010	Product Substitution Procedures	September 2016
17300	Execution	September 2016
17329	Cutting and Patching	September 2016
17423	Final Cleaning	September 2016
17700	Closeout Procedures	September 2016
17823	Operation and Maintenance Data	September 2016
17836	Warranties	September 2016
17839	Project Record Documents	September 2016
17900	Demonstration and Training	September 2016

Division 02 – Existing Conditions

24110	Selective Structure Demolition	September 2016
26100	Removal and Disposal of Contaminated Soils	September 2016

Division 03 – Concrete

33000	Cast-In-Place Concrete	September 2016
34100	Precast Structural Concrete	September 2016

Division 04 – Masonry

42200	Concrete Unit Masonry	September 2016
44314	Dimensional Granite- Exterior	October 2016

Division 05 - Metals

50513	Hot-Dipped Galvanizing of Exterior Pipe Railings
	And Metal Fence	September 2016
51200	Structural Steel Framing	September 2016
53100	Steel Decking	September 2016
55000	Metal Fabrications	September 2016
55112	Metal Pan Stairs	September 2016
55136	Metal Walkways	September 2016
55212	Pipe and Tube Railings	September 2016
55213	Restoration of Existing Metal Perimeter Fence	September 2016
55214	Exterior Steel Pipe Railings and Metal Fence	September 2016
55990	Ornamental Iron Fence Repair	October 2016

57000	Decorative Metal	September 2016
57305	Decorative Metal Architectural Railings	September 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	7

57513	Decorative Formed Metal Screen	September 2016

Division 06 – Woods, Plastics and Composites

61000	Rough Carpentry	September 2016
61053	Miscellaneous Rough Carpentry	September 2016

Division 07- Thermal and Moisture Protection

71113	Bituminous Damproofing	September 2016
71416	Cold Fluid-Applied Waterproofing	September 2016
71616	Crystalline Waterproofing	September 2016
71800	Traffic Coatings	September 2016
71900	Water Repellents	September 2016
72100	Thermal Insulation	September 2016
72119	Foamed-In-Place Insulation	September 2016
72600	Vapor Barriers	September 2016
72700	Air Barrier Membranes	September 2016
75323	Ethylene-Propylene-Diene-Monomer (EPDM) Roofing	September 2016
75419	Polyvinyl-Chloride Single Ply Membrane Roof	September 2016
76200	Sheet Metal Flashing and Trim	September 2016
78100	Applied Fireproofing	September 2016
78123	Intumescent Fireproofing	September 2016
78413	Penetration Firestopping	September 2016
78443	Joint Firestopping	September 2016
79233	Concrete Joint Sealants	September 2016
79236	Architectural Joint Sealants	September 2016
79500	Expansion Joint Assemblies	September 2016

Division 08 – Openings

81113	Hollow Metal Doors and Frames	September 2016
84113	Aluminum-Framed Entrances and Storefronts	September 2016
84413	Glazed Aluminum Curtain Walls	September 2016
87100	Door Hardware	September 2016
87113	Automatic Door Operators	September 2016
88000	Glazing	September 2016
89000	Louvers and Vents	September 2016

Division 09 – Finishes

92116	Gypsum Board Shaft Wall Assemblies	September 2016
92216	Non-Structural Metal Framing	September 2016
92900	Gypsum Board	September 2016
96516	Resilient Sheet Flooring	September 2016

99100	Painting	September 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	8

99120	Pavement Marking	September 2016

Division 10 – Specialties

101400	Garage Signage	September 2016
101413	Statutory Signage	September 2016
101453	Site Signage	September 2016
104413	Fire Protection Cabinets	September 2016
104416	Fire Extinguishers	September 2016

Division 12 – Furnishings

129310	Bicycle Racks	September 2016

Division 14 – Conveying Equipment

142100	Electric Traction Elevators	September 2016
142610	Vertical Wheelchair Lifts	September 2016

Division 21 – Fire Suppression

210000	Fire Protection	September 2016

Division 22 - Plumbing

220000	Plumbing	September 2016

Division 23 – Heating, Ventilating, & Air-Conditioning (HVAC)

230000	Heating Ventilating and Air Conditioning	October 2016

Division 26 – Electrical

260000	Electrical	September 2016
261116	Secondary Unit Substations With Switchboard	September 2016

Division 31 – Earthwork

310000	Earthwork	September 2016
310913	Geotechnical Instrumentation and Monitoring	September 2016
311000	Site Preparation	September 2016
312319	Dewatering	September 2016
312500	Erosion and Sediment Control	September 2016
312501	Storm Water Pollution Prevention Plan…	September 2016
315000	Excavation Support and Protection	September 2016

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Division 32 – Exterior Improvement

320190	Temporary Tree Protection and Tree Maintenance	September 2016
321216	Bituminous Concrete Paving	September 2016
321218	Exposed Aggregate Pavement Surfacing (Chip Seal)	September 2016
321313	Portland Cement Concrete Pavement	September 2016
321400	Unit Paving	October 2016
321607	Shop Painting of Hot-Dipped Galvanized Steel	September 2016
321613	Granite Curbs	September 2016
321723	Pavement Markings	September 2016
323200	Architectural Cast-In-Place Site Concrete	September 2016
323300	Site Furnishings	October 2016
328400	Irrigation System	September 2016
328420	Irrigation Pump System	September 2016
329114	Bioretention Area	September 2016
329219	Seeded Lawns	September 2016
329300	Plants	October 2016
323353	Wood Boardwalk	September 2016

Division 33 – Utilities

331000	Site Water Distribution	September 2016
333000	Sanitary Sewerage Utilities	September 2016
334000	Storm Drainage Utilities	September 2016
APPENDICES

Appendix A – Geotechnical Engineering Report Addendum No. 1
Appendix B – Geotechnical Engineering Report Appendix
C – NPDES RGP Dewatering Treatment Memo
Appendix D1 – Updated Soil Pre-Characterization Report – No Appendices
Appendix D2 – Updated Soil Pre-Characterization Report With Appendices (On Compact Disc) Appendix
E1 – Excavated Materials Management Plan – No Appendices
Appendix E2 – Excavated Materials Management Plan With Appendices (On Compact Disc)

ADDENDUMS

No.	1	Revisions and Additions to GMP Documents	October 11, 2016
No.	2	Revisions and Additions to GMP Documents	October 21, 2016
No.	3	Revisions and Additions to GMP Documents	October 26, 2016

athena Arsenal, LLC - West Parking Garage November 21, 2016	10

West Parking Garage	athena Arsenal, LLC

EXHIBIT ‘C’ – ASSUMPTIONS AND QUALIFICATIONS

QUALIFICATIONS

1.
The following items and areas of work have been shown on the Contract Documents but have not been included within the GMP Pricing. It is understood that the cost of work for each item below will be funded from Projects other than the West Garage.

2.
Item 1: To prep for the building 39 Generator in the area West of Building 39. The added work includes the following; Concrete Retaining Wall, Concrete Pad, Steel Guardrail, Electrical Work (Generator Relocation, Conduits, Feeders, etc.) and all associated Sitework. Total Cost of Item 1 Work is $115,500.00 per approved Work Authorization # 1 (See attached Document for Item Cost Breakdown)

3.
Item 2: To furnish and install the Building 2 Site Utility Work, including Sanitary Sewer, Water Service, Fire Protection Service, etc. from Arsenal Street to the face of Building 2. Total Cost of Item 2 Work is $43,215.00 (See attached Document for Item Cost Breakdown)

4.
Item 3: To furnish and install the Building 2 South Elevation Foundation Work that sits on the West Garage Footings (Column Line A) shown on the West Garage Construction Documents. Total Cost of Item 3 Work is $58,000.00 (See attached Document for Item Cost Breakdown)

5.
Item 4: To furnish and install the Arsenal Street Site Finish work in front of existing Building 311 as shown on the Contract Documents (Limits of work shown in attached Sketches). This includes the following scope of work; Sitework Prep, Concrete Sidewalk with Tactile Warning Pads, Site Benches with Concrete Pads, Historic Perimeter Fence Relocation including Concrete Mow Strip and Post Footings, Tree Paver Grates, Landscaping and Irrigation. Total Cost of Item 4 Work is $420,000.00 (See attached Document for Item Cost Breakdown)

6.
Item 5: To furnish and install the Arsenal Street Site Finish work in front of proposed Building 2 as shown on the Contract Documents (Limits of work shown in attached Sketches). This includes the following scope of work; Weathered Steel Planters with Gravel Drip Strip, Concrete Stairwell including Granite Treads and Handrails, Type C Unit Pavers on Concrete Pad, Concrete Sidewalk with Tactile Warning Pads, Concrete Retaining Walls adjacent to the Planters, Tree Paver Grates, Landscaping and Irrigation. Total Cost of Item 5 Work is $495,000.00 (See attached Document for Item Cost Breakdown)

CLARIFICATIONS

Division 1 ‐ General Requirements

1.1	This proposal is valid for thirty (30) days.
1.2	We have not included any provisions for concealed conditions or items not noted or indicated within the GMP Documents.
1.3	We have included the cost of the building permit within our bid.
1.4	We have included a Construction Contingency in the amount of two (2%) percent.

C.E. Floyd Company, Inc.	1	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

1.5
The Construction Contingency is the Construction Manager’s (CM) Contingency, i.e., for the CM’s exclusive use for properly reimbursable Cost(s) as required to execute the Work, including changes in market conditions, and subcontractor availability, and for scope that may be undefined in the GMP Phase. The CM Contingency is not to be used for such things as changes in scope, systems, kinds and quality of materials, finishes, and equipment. The CM Contingency will be regularly accounted for during the progress of the Work. We recommend that the Owner maintains a change order Contingency separate from the CM Contingency contained in the contract value, to facilitate any scope and/or program changes.

1.6	We have not included providing general contractor performance and payment bonds.
1.7
We have included providing subcontractor performance and payment bonds for any potential contracts over $500,000.00 which include the following Subcontractors; Concrete Formwork and Flatwork, Structural Precast, Miscellaneous Metals, Waterproofing and Damproofing, Aluminum Screening System, Plumbing, Electrical, Sitework, and Site Finish Package (Landscaping, Hardscaping, Granite Posts/Walls, Irrigation, Site Furnishings, etc.).

1.8
It is understood that the Owner will pay for all costs and/or fees associated with required USGBC registration filing, credit interpretations, certification and other administrative items directly related to Sustainable Design requirements.

1.9	Builder’s Risk Insurance, including the deductible, shall be provided by the Owner.
1.10
We have included the cost of procuring insurance coverage as identified on our Certificate of Insurance submitted with our proposal. Any additional insurance requirements shall be considered an added cost to the project.

1.11	We have not included any night watchman services.
1.12	Any breakdown of this price is done so for accounting purposes and does not necessarily represent the total cost of the breakdown item.
1.13	CEF reserves the right to substitute any proposed subcontractors at time of final subcontractor award.
1.14	We have not included any applicable testing and/or independent inspections for the project.
1.15	We have assumed a fifteen (15) month construction schedule. We have based our schedule on a Construction Start Date of October 17, 2016.
1.16	We have not included any Utility Company fees and/or Municipal back charges or fees.
1.17	We have not included any BIM Coordination within our GMP Estimate.
1.18	We have not included liquidated damages.
1.19	We have not included design fees except for the Structural Precast Garage and Fire Protection System.

Division 2 – Existing Conditions

2.1
We have not included the testing, remediation, removal, handling, and disposal of any hazardous materials as part of the Building 311 Renovation Work. This work is assumed to be done by the Owner prior to C.E. Floyd commencing work onsite if required.

C.E. Floyd Company, Inc.	2	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

Division 3 ‐ Concrete

3.1	We have included all Site Retaining Walls as Concrete. We have not included furnishing and installing any Modular Block, Stone Veneer, etc. Retaining Walls.
3.2
We have not included any work associated with the Building 39 Generator, including the Concrete Retaining Walls and Generator Pad within the Base Bid. This work will be included as part of a separate project.

3.3	We have not included any Traffic Topping within the Garage. We have only included Cast‐In‐Place Concrete Topping where indicated on the GMP Documents.

Division 4 ‐ Masonry

4.1	We have included furnishing and installing Standard CMU Block of varying thicknesses (8”, 10”, and 12”) where indicated on the GMP Documents. We have not included any Ground Face CMU.

Division 5 ‐ Metals

5.1	We have not included any work associated with the Building 39 Generator, including the Galvanized Steel Guardrail within the Base Bid. This work will be included as part of a separate project.
5.2	We have included RS2.0 Reveal Series Dovetail Roof Deck as manufactured by Canam in lieu of the Epicore ER2R Metal Decking.
5.3	We have not included any repairs to existing structural conditions within Building 311 unless noted.
5.4	We have included a Hot Dipped Galvanized Finish for the Structural Steel Back‐Up Framing for the Aluminum Screening System in lieu of Color Galvanized.

Division 7 – Thermal and Moisture Protection

7.1	We have included furnishing and installing a Fully Adhered, 60mil Thick, White TPO Roofing System at all locations noted to receive roofing including;
	‐	Stairwell 1 Roof
	‐	Stairwell 2 Roof
	‐	Stairwell 6 Roof – 2 Locations
	‐	Stairwells 7 and 8 Roof
	‐	Pedestrian Bridge Roof
7.2	We have included a Hot Dipped Galvanized Finish for the Structural Steel Back‐Up Framing for the Aluminum Screening System in lieu of Color Galvanized.
7.3
We have included furnishing and installing 2’‐0” Tall x 1’‐6” Wide Tournesol Siteworks Linear Hanging Planters at the noted Elevations. We have assumed eight (8) foot long Planters at all locations with four (4) foot long Planters to fill in as required.

7.4	We have included furnishing and installing Aluminum Downspouts and Scuppers at both the Garage and Pedestrian Bridge where indicated on the GMP Documents.

C.E. Floyd Company, Inc.	3	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

Division 8 ‐ Doors and Windows

8.1	We have included furnishing and installing an Allegion Grade 1 Hardware Package.
8.2	We have included furnishing and installing a Schlage Standard Interchangeable Core System.
8.3	We have not included any Electrified Door Hardware, including Card Readers, Automatic Openers, Electric Lockets, Keypads, etc.
8.4	We have included grouting interior and exterior hollow metal door frames.

Division 9 ‐Finishes

9.1	We have not included painting any exposed mechanical and electrical systems.

Division 10 ‐ Specialties

10.1	We have included furnishing and installing the following Dero Decker Lift Assist Bike Units within the Bike Storage Room:
	‐	Five (5) DD‐SS‐12‐B Dero 12 Bike Units
	‐	Two (2) DD‐SS‐8‐B Dero 8 Bike Units
	‐	One (1) Fixit‐H Bike Repair Station
	‐	One (1) Air Kit Fixit‐B

Division 11 ‐ Equipment

11.1	We have not included any Parking Equipment, including Gates, Automated Parking Guidance System, etc. We have assumed all Parking Equipment will be furnished and installed by the Owner.
11.2	We have not included furnishing, installing, or connecting Owner FF&E.
11.3	We have not included unloading, moving and protecting the Owner’s FF&E items.

Division 12 ‐ Furnishings

12.1	We have not included furnishing or installing any Site Litter Receptacles as none were shown on the GMP Documents.

Division 14 – Conveying Systems

14.1	We have included furnishing and installing two (2) 4,000 lb Kone EcoSpace AC Gearless MFL Traction Passenger Elevators.
14.2	We have included furnishing and installing Savaria Multi‐Lift Enclosure at the new Platform/Suspended Walkway in Building 311.

Division 21 ‐ Fire Protection

21.1	We have included Professionally Engineered Stamped Drawings and Hydraulic Calculations.

C.E. Floyd Company, Inc.	4	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

21.2	We have not included furnishing or installing a Fire Pump, Controllers, or Water Storage Tanks.

Division 22 ‐ Plumbing

22.1	We have included furnishing and installing Rinker STC 450 Precast Concrete Stormceptors for GSI‐1 and GSI‐2.
22.2	We have included furnishing and installing a Compound Water Meter and Backflow Preventer at the Water Service Entrance.
22.3	We have not included furnishing and installing any Gas Piping to or within the garage.

Division 23 ‐HVAC

23.1
We have not included furnishing and installing an Automatic Temperature Control System tied into the existing Campus Management System. We have included Stand Alone Controls only for all HVAC
Equipment.

Division 26 ‐ Electrical

26.1	We have included furnishing and installing all Wiring in Rigid Metal Conduit.
26.2	We have included MI Cable only where indicated on the Power Riser Diagram.
26.3	We have included Aluminum Conductors for Feeders over 400amps. All other feeders will be Copper.
26.4	We have included fuel for Generator Startup and Testing only.
26.5	We have not included furnishing and installing a Lightning Protection System.
26.6	We have not included an Area of Rescue System.
26.7	We have based the Site Lighting Package as shown on Drawing E‐100.
26.8
We have included Pull String and Empty Raceways only for the Security/Access Control System. We have assumed all Wiring, Terminations, Equipment, etc. will be provided by the Owner’s Security/Access Control System Vendor.

26.9	We have included Pull String and Empty Raceways only for the Tel/Data System. We have assumed all Wiring, Terminations, Equipment, etc. will be provided by the Owner’s Tel/Data System Vendor.
26.10	We have not included any provisions, including Pull Strings and Empty Raceways for an Audio Visual System.
26.11
We have not included any work associated with the Building 39 Generator, including the Generator
Relocation, New Conduits and Feeders, Connections, etc. within the Base Bid. This work will be included as a separate project.

26.12
We have not included any work associated with the Relocation of the Existing Switchgear and 500KW Generator, including new Conduits, Feeders, Connections, Sitework, etc. within the Base Bid. This work will be included as a separate project.

C.E. Floyd Company, Inc.	5	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

Division 31 ‐ 33 – Earthwork, Site Improvements & Utilities

31.1
We have included furnishing and installing Stormtrap Detention System Units in lieu of the specified Conspan Detention Systems. The Stormtrap Units had been previously approved by Stantec during the Design Development Budget Phase.

31.2	We have assumed that the existing soil at the proposed Detention Systems is suitable for the Cast‐In‐Place Concrete Slab Installation and no over digs will be required.
31.3	We have included furnishing and installing a 2‐Line Safety Railing at the Top of the Excavation Support System.
31.4	We have included ten (10) Months of Dewatering within our GMP Estimate.
31.5	We have included furnishing and installing two (2) 8,000 Gallon Rainflo Corrugated Steel Tanks.
31.6	We have not included ledge and boulder removal greater than one (1) cubic yard in size.
31.7	We have assumed that the existing underground utilities that we are connecting to are in an acceptable condition to do so.
31.8	We have not included underpinning of existing foundations.
31.9	We have not included furnishing or installing a Perimeter Drain or Underslab Drainage System.
31.10	We have not included any Steel Site Bollards.
31.11	We have not included any Precast Concrete Wheel Stops.
31.12	We have included furnishing and installing Type C Pavers in Varying Sizes.
31.13
We have not included any work, including Paving, Striping, Pavement Markings, Curbing, Sidewalks, Traffic Signals, etc. at the Intersection on North Beacon Street and Charles River Road. This work will be included as part of a separate package.

31.14
We have not included any work, including Paving, Striping, Pavement Markings, Pavers, Curbing, Sidewalk, Traffic Signals, etc. at the Arsenal Street Garage Exit and Arsenal Street Intersection. This work will be included as part of a separate package.

31.15
We have not included the following Site Finish work in front of Proposed Building 2 as this work will be included within the Building 2 Package:
‐ Weathered Steel Planters with Gravel Drip Strip
‐ Stairwell including Concrete, Granite Treads, Handrail, etc.
‐ Type C Unit Pavers, including the 6” Thick Concrete Pad
‐ Concrete Sidewalk including the Tactile Warning Pads
 ‐ Concrete Retaining Walls adjacent to the Planters
‐ Tree Paver Grate
‐ Landscaping, including Plantings, Mulch, Planting Soil Mixture, etc.
‐ Irrigation System

31.16	We have not included the following work in front of Existing Building 311 as this work will be included in a separate package:
‐ Concrete Sidewalk including the Tactile Warning Pads
‐ Historic Perimeter Fence Relocation and Refurbishing
‐ Concrete Mow Strip and Post Footings for the Historic Perimeter Fence
‐ Site Benches including the Concrete Pad
‐ Tree Paver Grate

C.E. Floyd Company, Inc.	6	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

West Parking Garage	athena Arsenal, LLC

‐	Landscaping, including Plantings, Mulch, Planting Soil Mixture, etc.
‐	Irrigation System

C.E. Floyd Company, Inc.	7	November 17, 2016
Exhibit ‘C’ – Assumptions and Qualifications

ITEM 4 - Limits of Work

163 - Building 311 Breakout - 13,114 SF

ARSENAL STREET
PROPOSED BUILDING 2
PROPOSED WEST PARKING GARAGE
BUILDING 311
BUILDING 39
NORTH BEACON STREET
LEGEND
Stantec
Athena Arsenal, LLC
THE ARSENAL ON THE CHARLES WEST GARAGE, BUILDING 2, AND SITE IMPROVEMENTS
Watertown, MA 02472
OVERALL LAYOUT AND MATERIALS PLAN
AS NOTED
L-100

Revised L-100 - Overall Layout and Materials Plan.pdf (37% of Scale); Takeoff in Active Area: All Areas; athenahealth West Parking Garage GMP Addendum; Adam; 11/16/2016 11:53 AM

ITEM 5 - Limits of Work

15 - Building 2 Breakout - 9,457 SF

Stantec
ARSENAL STREET
PROPOSED BUILDING 2
BUILDING 311
PROPOSED WEST PARKING GARAGE
BUILDING 39
NORTH BEACON STREET
LEGEND
Athena Arsenal, LLC
THE ARSENAL ON THE CHARLES
WEST GARAGE, BUILDING 2, AND
SITE IMPROVEMENTS
OVERALL LAYOUT AND
MATERIALS PLAN
AS NOTED

Revised L-100 - Overall Layout and Materials Plan.pdf (37% of Scale); Takeoff in Active Area: All Areas; athenahealth West Parking Garage GMP Addendum; Adam; 11/16/2016 12:07 PM

West Parking Garage	athena Arsenal, LLC

EXHIBIT ‘D’ – ALLOWANCES, ALTERNATES, AND UNIT PRICES

ALLOWANCES

1.	We have included an allowance of $3,000.00 to furnish and install Temporary Site Signage during Construction.
2.	We have included an allowance of $50,000.00 for Winter Conditions as related to the Concrete Formwork and Flatwork Scopes of Work.
3.	We have included an allowance of $100,000.00 to furnish and install the Galvanized Steel Anchor Barrier Strand where indicated on the GMP Documents.
4.	We have included an allowance of $35,000.00 to furnish and install a Free Standing Mock‐Up including the Pre‐Cast Panels and Aluminum Screening System.
5.	We have included an allowance of $2,500.00 to furnish and install Spray Foam Insulation within the Pedestrian Bridge.
6.	We have included an allowance of $25,000.00 to furnish and install Spray Applied Fireproofing on Structural Steel at the Pedestrian Bridge and within the Building 311 Lobby.
7.	We have included an allowance of $10,000.00 to patch areas of Drywall affected by Demolition/New Suspended Walkway in Building 311.
8.	We have included an allowance of $75,000.00 to provide a Police Detail during Construction.
9.	We have included an allowance of $15,000.00 for a Kone Elevator Operator as required during the Elevator Shaft Construction.
10.	We have included an allowance of $20,000.00 for Electrical Make Safe and New Power Distribution for the Building 311 Suspended Walkway/Platform work.
11.	We have included an allowance of $50,000.00 for Winter Conditions as related to the Sitework Scope of Work.
12.	We have included an allowance of $350,000.00 for Unknown Soil and Utility Conditions.
13.	We have included an allowance of $50,000.00 to provide Power and Maintain the Dewatering System.
14.	We have included an allowance of $50,000.00 to Remove, Refurbish, Alter, and Reinstall the Perimeter Historic Fence.

ALTERNATES

1.	We require that any bid alternates that are to be selected are done so at contract award and included in our contract amount.
2.	Add Alternate 1: Furnish and Install a too be determined quantity of Charge Point Charging Stations for Electric Cars. Add To Be Determined
3.
Add Alternate 2: To Dismantle and Salvage the existing Aluminum Storefront Vestibule in Building 311 during Construction. Cost includes Re‐Installing the Vestibule upon completion of the Suspended Walkway/Platform. Add To Be Determined upon completion of Existing Footing Exploration

4.	Deduct Alternate 1: Upon the Fire and Police Department’s Testing within the Garage, if the Bi‐Directional Antenna System is not required, Deduct $44,000.00

C.E. Floyd Company, Inc.	1	November 21, 2016
Exhibit ‘D’ – Allowances, Alternates, and Unit Prices

West Parking Garage	athena Arsenal, LLC

UNIT PRICES

1.	Below are the Unit Costs for the Additive Changes to the Cost of Work
2.	To Transport and Dispose of the following Material:
	‐	Type A Soil ‐ $14.50/Ton
	‐	Type B‐1 Soil to In‐State Unlined Landfill ‐ $39.00/Ton
	‐	Type B‐2 Soil to In‐State Lined Landfill ‐ $48.00/Ton
	‐	Type B‐3 Soil to Regional Asphalt Batch Facility ‐ $54.00/Ton
	‐	Type B‐4 Soil to Thermal Desportion Facility ‐ $71.75/Ton
	‐	Type B‐5 Soil to Regional Non‐Hazardous Waste Facility ‐ $90.50/Ton
	‐	Type C PCE/TCE Soil to Out of State Hazardous Waste Facility ‐ $402.75/Ton
	‐	Type D‐1 Asphalt Materials ‐ $21.50/Ton
	‐	Type D‐2 Uncoated Boulders, Granite, and Other Misc. Rubble ‐ $23.75/Ton
	‐	Type D‐3 Uncoated Large Boulders or Concrete ‐ $21.50/Ton
	‐	Type D‐4 Timber Piles, Railroad Ties, and Other Wood Waste ‐ $193.10/Ton
	‐	Type D‐5 Metal Debris ‐ $22.10/Ton

C.E. Floyd Company, Inc.	2	November 21, 2016
Exhibit ‘D’ – Allowances, Alternates, and Unit Prices

EXHIBIT 'E' - GMP ESTIMATE

athenahealth West Parking Garage GMP Schedule of Values
C.E. Floyd Company, Inc. ‐ November 21, 2016
01‐0000.000	GENERAL CONDITIONS
01‐1120.110	Project Executive	$49,904.00
01‐1120.120	Sr. Project Manager	$278,731.00
01‐1120.150	Project Engineer	$248,506.00
01‐1120.160	Field Engineer	$ ‐
01‐1120.220	Superintendent	$347,162.00
01‐1120.240	Assistant Superintndent	$185,176.00
01‐1120.250	CEF Carpenter	$ ‐
01‐1120.260	CEF Laborer	$ ‐
01‐1120.310	Field Operations Manager	$82,993.00
01‐1120.320	Safety Director	$67,805.00
01‐1120.410	Project Accounting	$26,851.00
01‐1120.510	Estimating	$20,800.00
01‐1120.710	Documents	$6,000.00
01‐1120.810	Photos	$ ‐
01‐1120.910	Travel	$13,000.00
01‐1130.110	Office & Job Trailers	$33,000.00
01‐1130.210	Job Trailer Misc.	$2,627.00
01‐1130.250	Temporary Toilets	$10,200.00
01‐1130.310	Office Supplies & Euip.	$24,750.00
01‐1130.320	Drinking Water	$1,500.00
01‐1130.410	Site Signage Allowance	$3,000.00
01‐1130.710	Monthly Postage	$1,500.00
01‐1130.720	Package Distribution	$3,000.00
01‐1130.810	Telephone Service	$7,225.00
01‐1140.110	Testing & Inspection Services	$ ‐
01‐1150.210	Snow Removal	$3,070.00
01‐1150.310	Temp. Heat Buildings	$ ‐
01‐1150.510	Lean Coordination and Coaching	$36,400.00
01‐1150.710	Temporary Electric	$22,500.00
01‐1150.810	Temporary Water	$1,125.00
01‐1150.910	Surveying & Layout	$19,900.00

01‐1160.220	As‐Builts	$1,500.00
01‐1160.410	Project Clean Up	$111,125.00
01‐1160.510	Final Cleaning	$24,617.00
01‐1180.110	Safety Protection	$54,751.00
01‐1180.210	Fire Protection	$ ‐
01‐1180.310	OSHA & Safety	$77,980.00
01‐1180.710	Security Camera	$10,000.00
01-8100.000	DURATION & RENTED EQUIPMENT
01‐8100.020	Trucks	$23,500.00
01‐8100.900	Small Tools	$54,875.00
		$1,855,073.00

02-0000.000	EXISTING CONDITIONS & DEMO
02‐3219.110	Test Pits	$25,813.00
02‐4100.999	Selective Demolition Sub	$10,000.00
02‐4105.010	Demolition Preparation	$4,568.00
		$40,381.00

03-0000.000	CONCRETE
03‐1000.999	Concrete Formwork & Flatwork Sub	$5,825,330.00	This is a Turnkey Cost which includes all Concrete and Reinforcing Material as well as Labor
03‐1113.720	Expansion Joints	$3,097.00
03‐1513.110	Waterstop	$ ‐	Included with 03‐1000.999 Concrete Formwork Sub
03‐2100.998	Concrete Reinforcement Materials	$ ‐	Included with 03‐1000.999 Concrete Formwork Sub
03‐3000.998	Concrete Ready‐Mix Materials	$ ‐	Included with 03‐1000.999 Concrete Formwork Sub
03‐3500.210	Concrete Pump	$ ‐	Included with 03‐1000.999 Concrete Formwork Sub
03‐3500.999	Finish Flatwork Sub	$71,286.00	Site Concrete Flatwork Only, all Building Concrete included with 03‐1000.999 Concrete Formwork Sub
03‐4100.995	Structural Precast Equipment	$20,000.00
03‐4100.997	Structural Precast Labor	$20,000.00
03‐4100.999	Precast‐ Structural	$10,489,000.00
03‐5000.999	Concrete Topping & Underlayment Sub	$ ‐	Included with 03‐1000.999 Concrete Formwork Sub
		$16,428,713.00

04-0000.000	MASONRY
04‐0100.999	Masonry Sub	$278,000.00
		$278,000.00

05-0000.000	METALS
05‐1200.999	Structural Steel Buy & Sub	$254,800.00
05‐5000.999	Metal Fabrications Sub	$248,661.00
05‐5213.200	Cable Infill Handrails	$205,600.00
05‐5213.400	Vinyl Coated Chain Link Fence	$ ‐	Included with 03‐4100.999 Precast‐Structural
05‐5213.999	Handrails Sub	$243,525.00
05‐5400.200	Trench Covers	$1,000.00
05‐5820.125	Embedded Steel	$14,000.00
		$967,586.00

06-0000.000	ROUGH CARPENTRY
06‐1010.020	Roof Blocking	$ ‐	Included with 07‐5000.999 Membrane Roofing Sub
06‐1533.120	Wood Decking	$52,000.00
		$52,000.00

07-0000.000	THERMAL & MOISTURE PROTECTION
07‐1000.999	Damproofing & Waterproofing Sub	$1,096,611.00
07‐2113.999	Rigid Insulation Sub	$9,000.00
07‐2116.260	Sound Batts	$6,000.00
07‐2129.265	Spray Foam Insulation Allowance	$2,500.00
07‐4200.999	Metal Panel Siding Sub	$35,500.00
07‐4600.111	Siding Mock‐Up Allowance	$35,000.00
07‐4600.999	Siding Sub	$1,800,065.00	Includes Back‐Up Structural Steel Framing System for the Aluminum Fin Tube Screening
07‐5000.999	Membrane Roofing Sub	$55,751.00
07‐7200.100	Linear Hanging Planters	$215,450.00
07‐8100.999	Spray Applied Fireproofing Allowance	$25,000.00
07‐9200.999	Caulking Sub	$56,600.00
		$3,337,477.00

08-0000.000	DOORS & WINDOWS
08‐1000.997	Doors & Frames Labor	$10,045.00
08‐1000.998	Doors & Frames Materials	$27,415.00
08‐4100.998	Dismantle and Reinstall Building 311 Vestibule	$ ‐
08‐4100.999	Storefront Sub	$160,200.00
08‐4400.999	Curtainwall Sub	$ ‐	Included with 08‐4100.999 Storefront Sub

08‐7100.998	Door Hardware Materials	$ ‐	Included with 08‐1000.998 Doors & Frames Materials
08‐8000.999	Glazing Sub	$ ‐	Included with 08‐4100.999 Storefront Sub
08‐9000.997	Louvers Labor	$ ‐	Included with 23‐0100.999 HVAC Sub
08‐9000.998	Louvers Materials	$10,030.00	Included with 23‐0100.999 HVAC Sub
		$207,690.00

09- 0000.000	FINISHES
09‐2000.999	Drywall Sub	$69,100.00	Includes a $10,000 Allowance for Drywall Patching in Building 311
09‐5000.999	Acoustical Ceilings Sub	$2,250.00
09‐6200.999	Special Flooring Sub	$ ‐	Included with 09‐9000.999 Painting Sub
09‐6500.999	Resilient Flooring Sub	$2,251.00
09‐9000.999	Painting Sub	$100,900.00
		$174,501.00

10- 0000.000	SPECIALTIES
10‐0100.997	Bike Rack Storage Labor	$ ‐	Included with 10‐0100.998 Specialties Materials
10‐0100.998	Bike Rack Storage Material	$65,619.00
10‐0100.999	General Police Detail Allowance	$75,000.00
10‐1400.999	Signage Sub	$45,643.00
10‐4400.997	Fire Protection Specialties Labor	$ ‐	Included with 10‐4400.998 Fire Protection Specialties Materials
10‐4400.998	Fire Protection Specialties Materials	$7,075.00
		$193,337.00

11- 0000.000	EQUIPMENT
11‐1200.111	Parking Equipment Allowance	$ ‐	Not Included ‐ By Owner
11‐8200.999	General Construction Equipment	$159,400.00
		$159,400.00

12- 0000.000	FURNISHINGS
12‐9300.998	Site Furnishings Material	$30,908.00
		$30,908.00

14- 0000.000	CONVEYING SYSTEMS
14‐2000.999	Elevator Sub	$385,000.00	Includes a $ 15,000 Allowance for an Elevator Operator Allowance
14‐4000.999	Lifts Sub	$25,600.00
		$410,600.00

21- 0000.000	FIRE SUPRESSION
21‐1300.999	Fire Protection Sub	$338,500.00
$338,500.00

22- 0000.000	PLUMBING
22‐0100.999	Plumbing Sub	$879,743.00
$879,743.00

23- 0000.000	HVAC
23‐0100.999	HVAC Sub	$134,255.00
23‐0900.999	Controls Sub	$ ‐
$134,255.00

26- 0000.000	ELECTRICAL
26‐0100.995	Electric Car Charging Stations	$ ‐
26‐0100.998	Bi‐Directional Antenna System	$ ‐	Included with 26‐0100.999 Electrical Sub
26‐0100.999	Electrical Sub	$1,940,980.00	Includes a $ 20,000 Allowance for Building 311 Make Safe and New Power Distribution
26‐5000.998	Interior Lighting Fixture Package	$ ‐	Included with 26‐0100.999 Electrical Sub
26‐5600.111	Exterior Lighting Fixure Package	$ ‐	Included with 26‐0100.999 Electrical Sub
$1,940,980.00

27- 0000.000	COMMUNICATIONS
27‐2000.000	Data Communications	$ ‐	Not Included ‐ By Owner
$ ‐

28- 0000.000	ELECTRONIC SAFETY & SECURITY
28‐2000.000	Security/Access Control System	$ ‐	Not Included ‐ By Owner
28‐3000.000	Fire Alarm	$ ‐	Included with 26‐0100.999 Electrical Sub
$ ‐

31- 0000.000	EARTHWORK
31‐1000.111	Sitework Allowance	$50,000.00	Winter Conditions Allowance
31‐1000.999	Sitework Sub	$8,091,549.00	This is a Turnkey Cost which includes; Utilities, Grading, Excavation, Drainage, Sewer, etc.
31‐1100.050	Site Demolition	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐1100.410	Surveying	$15,000.00

31‐2213.110	Grading	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐2316.210	Structure Excavation	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐2316.220	Mass Site Excavation	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐2316.225	Contaminated Site Material Removal Allowance	$350,000.00
31‐2319.111	Dewatering Allowance	$50,000.00
31‐2319.120	Dewatering	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐2500.110	Temp Erosion Control	$ ‐	Included with 31‐1000.999 Sitework Sub
31‐3116.999	Rodent and Pest Control	$2,500.00
31‐4100.100	Sheetpiling Instrumentation	$30,000.00
31‐4116.118	Sheetpiling Sub	$ ‐	Included with 31‐1000.999 Sitework Sub
		$8,589,049.00

32- 0000.000	EXTERIOR IMPROVEMENTS
32‐1200.999	Paving Sub	$ ‐	Included with 31‐1000.999 Sitework Sub
32‐1313.100	Site Concrete	$ ‐	Included with 31‐1000.999 Sitework Sub
32‐1400.100	Granite Post at Historic Fence	$16,563.00
32‐1400.999	Unit Paving Sub	$344,158.00
32‐1640.120	Granite Seat Wall	$83,573.00
32‐1723.100	Pavement Marking	$14,700.00
32‐3113.008	Temporary Chain Link Fencing	$34,908.00
32‐3113.110	Historic Perimeter Metal Fence Allowance	$50,000.00
32‐3200.110	Site Landscaped Walls	$ ‐	Not Included ‐ All Site Retaining Walls to be Concrete
32‐8000.999	Irrigation Sub	$110,751.00
32‐9000.999	Landscaping Sub	$428,177.00
32‐9413.110	Edging	$9,211.00
		$1,092,041.00

33- 0000.000	UTILITIES
33‐0100.999	Site Utility Sub	$ ‐	Included with 31‐1000.999 Sitework Sub
33‐0533.999	Gas Service Sub	$ ‐	Included with 31‐1000.999 Sitework Sub
33‐1000.000	Water Distribution	$ ‐	Included with 31‐1000.999 Sitework Sub
33‐3000.000	Precast Structures	$ ‐	Included with 31‐1000.999 Sitework Sub
33‐4000.000	Storm Drainage	$ ‐	Included with 31‐1000.999 Sitework Sub
		$ ‐

	SUBTOTAL	$37,110,234.00

Construction Contingency	$742,205.00
Escalation Contingency	$ ‐
Project Software Technology	$ ‐
MA Sales Tax	$23,611.00
Gen'l, Prof, & Pollution Liab.	$560,806.00
Building Permit	$548,600.00
Overhead & Fee	$1,072,100.00
Preconstruction Services	$ ‐	Preconstruction Services were removed due to this being includes in a Separate Contract

TOTAL	$40,057,556.00

C.E. Floyd Company, Inc.	Spreadsheet Report		Page 1
	E16034 West Garage		11/16/2016 10:45 AM
E16034 athenahealth West Parking Garage V.E. GMP Revision 2 November 17, 2016

	Project name	E16034 West Garage
The Arsenal on the Charles
Watertown
MA 02472
	Labor rate table	Labor - Bare
	Equipment rate table	Equipment
	Job size	463351 sf
	Duration	15 mo
	Bid date	11/17/2016 10:00 AM
	Report format	Sorted by 'Group phase/Phase' 'Detail' summary
EXHIBIT 'D' - GMP ESTIMATE

C.E. Floyd Company, Inc.	Spreadsheet Report	2
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
01-0000.0 00		GENERAL CONDITIONS
	01-1120.110	Project Executive
		2016 Project Executive	11.00 wk	-	-	-	-	-	-	-		4.000	184.00 /hr	8,096	736.00 /wk	8,096
		2017 Project Executive	52.00 wk	-	-	-	-	-	-	-		4.000	193.20 /hr	40,186	772.80 /wk	40,186
		2018 Project Executive Project Executive	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	4.000	202.86 /hr	1,623 49,904	811.44 /wk /wk	1,623 49,904
	01-1120.120	Sr. Project Manager
		2016 Project Manager	13.00 wk	-	-	-	-	-	-	-		40.000	148.00 /hr	76,960	5,920.00 /wk	76,960
		2017 Project Manager	52.00 wk	-	-	-	-	-	-	-		24.000	155.40 /hr	193,939	3,729.60 /wk	193,939
		2018 Project Manager Sr. Project Manager	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	24.000	163.17 /hr	7,832 278,731	3,916.08 /wk /wk	7,832 278,731
	01-1120.150	Project Engineer
		2016 Project Engineer	13.00 wk	-	-	-	-	-	-	-	-	40.000	89.00 /hr	46,280	3,560.00 /wk	46,280
		2017 Project Engineer	52.00 wk	-	-	-	-	-	-	-	-	40.000	93.45 /hr	194,376	3,738.00 /wk	194,376
		2018 Project Engineer Project Engineer	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	40.000	98.13 /hr	7,850 248,506	3,925.20 /wk /wk	7,850 248,506
	01-1120.220	Superintendent
		2016 Superintendent	11.00 wk	-	-	-	-	-	-	-		40.000	128.00 /hr	56,320	5,120.00 /wk	56,320
		2017 Superintendent	52.00 wk	-	-	-	-	-	-	-		40.000	134.40 /hr	279,552	5,376.00 /wk	279,552
		2018 Superintendent Superintendent	2.00 wk	/wk	-	-	/wk	-	/wk	-		40.000	141.12 /hr	11,290 347,162	5,644.80 /wk /wk	11,290 347,162
	01-1120.240	Assistant Superintendent
		2016 Assistant Superintendent	4.00 wk	-	-	-	-	-	-	-		40.000	79.00 /hr	12,640	3,160.00 /wk	12,640
		2017 Assistant Superintendent Assistant Superintendent	52.00 wk	/wk	-	-	/wk	-	/wk	-		40.000	82.95 /hr	172,536 185,176	3,318.00 /wk /wk	172,536 185,176
	01-1120.250	Carpenter
		2016 CEF Carpenter	wk		63.35 /hr		-	-	-	-	-		-	-	/wk
		2017 CEF Carpenter	wk		66.52 /hr		-	-	-	-	-		-	-	/wk
		2018 CEF Carpenter	wk		69.85 /hr		-	-	-	-	-		-	-	/wk
	01-1120.260	Laborer
		2016 CEF Laborer	wk		56.22 /hr		-	-	-	-	-		-	-	/wk
		2017 CEF Laborer	wk		59.04 /hr		-	-	-	-	-		-	-	/wk
		2018 CEF Laborer	wk		62.00 /hr		-	-	-	-	-		-	-	/wk
	01-1120.310	Field Operations Manager
		2016 Field Operations Manager	11.00 wk	-	-	-	-	-	-	-	-	8.000	153.00 /hr	13,464	1,224.00 /wk	13,464
		2017 Field Operations Manager	52.00 wk	-	-	-	-	-	-	-	-	8.000	160.65 /hr	66,830	1,285.20 /wk	66,830
		2018 Field Operations Manager Field Operations Manager	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	8.000	168.69 /hr	2,699 82,993	1,349.52 /wk /wk	2,699 82,993
	01-1120.320	Safety Director
		2016 Project Safety Director	11.00 wk	-	-	-	-	-	-	-	-	8.000	125.00 /hr	11,000	1,000.00 /wk	11,000
		2017 Project Safey Director	52.00 wk	-	-	-	-	-	-	-	-	8.000	131.25 /hr	54,600	1,050.00 /wk	54,600

C.E. Floyd Company, Inc.	Spreadsheet Report	3
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		2018 Project Safety Director Safety Director	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	8.000	137.82 /hr	2,205 67,805	1,102.56 /wk /wk	2,205 67,805
	01-1120.410	Project Accounting
		2016 Project Accounting	11.00 wk	-	-	-	-	-	-	-	-	6.000	66.00 /hr	4,356	396.00 /wk	4,356
		2017 Project Accounting	52.00 wk	-	-	-	-	-	-	-	-	6.000	69.30 /hr	21,622	415.80 /wk	21,622
		2018 Project Accounting Project Accounting	2.00 wk	/wk	-	-	/wk	-	/wk	-	-	6.000	72.77 /hr	873 26,851	436.62 /wk /wk	873 26,851
	01-1120.510	Estimating
		2016 Senior Estimator Estimating	4.00 wk	/wk	-	-	/wk	-	/wk	-	-	40.000	130.00 /hr	20,800 20,800	5,200.00 /wk /wk	20,800 20,800
	01-1120.710	Documents
		Bidding Documents	1.00 ls	-	-	-			-	-	-		2,000.00 /ls	2,000	2,000.00 /ls	2,000
		Reprographics Documents	1.00 ls	/ls	-	-	/ls		/ls	-	-		4,000.00 /ls	4,000 6,000	4,000.00 /ls /ls	4,000 6,000
	01-1120.810	Photos
		Project Photos by GC	mo		/mo				-	-	-		100.00 /mo		/mo
	01-1120.910	Travel
		Field Travel	65.00 wk	-	-	-	-	-	-	-	-		50.00 /wk	3,250	50.00 /wk	3,250
		Administrative Travel Travel	65.00 wk	/wk	-	-	/wk	-	/wk	-	-		150.00 /wk	9,750 13,000	150.00 /wk /wk	9,750 13,000
	01-1130.110	Offices & Job Trailers
		Office Trailer	15.00 mo	-	-	-	-	-	-	-	30,000		-	-	2,000.00 /mo	30,000
		Box Container	15.00 mo	-	-	-	-	-	-	-	3,000		-	-	200.00 /mo	3,000
		Offices & Job Trailers		/ls			/ls		/ls		33,000				/ls	33,000
	01-1130.210	Job Trailer Misc.
		Office Trailer - Mob & Demob	2.00 ea	-	-	-	-	-	-	-	800		-	-	400.00 /ea	800
		Office Trailer - Block & Level & Unblock	2.00 ea	253.40 /ea	63.35 /hr	507	60.00 /ea	120	-	-	-		-	-	313.40 /ea	627
		Office Trailer - Stair & Rail	15.00 mo		/mh				-	-	-		80.00 /mo	1,200	80.00 /mo	1,200
		Job Trailer Misc.		/ls		507	/ls	120	/ls		800			1,200	/ls	2,627
	01-1130.250	Temporary Toilets
		Temporary Toilets	15.00 mo	-	-	-			-	-	8,700		-	-	580.00 /mo	8,700
		Sanitary Supplies	15.00 mo	-	-	-	14.71 /mo	221	-	-	1,279		-	-	100.00 /mo	1,500
		Temporary Toilets		/mo			/mo	221	/mo		9,979				/mo	10,200
	01-1130.310	Office Supplies & Equip
		Computer Monthly Rate	15.00 mo	-	-	-	700.00 /mo	10,500	-	-	-		-	-	700.00 /mo	10,500
		On-Site Technology - IPad, TV, etc.	15.00 mo	-	-	-	-	-	-	-	-		600.00 /mo	9,000	600.00 /mo	9,000
		Furniture	2.00 ea	-	-	-	-	-	-	-	3,000		-	-	1,500.00 /ea	3,000
		Office Supply & Equip -GC	15.00 mo	-	-	-			-	-	-		150.00 /mo	2,250	150.00 /mo	2,250
		Office Supplies & Equip		/ls			/ls	10,500	/ls		3,000			11,250	/ls	24,750
	01-1130.320	Drinking Water
		Drinking Water	15.00 mo	-	-	-	-	-	-	-	1,500		-	-	100.00 /mo	1,500
		Drinking Water		/mo			/mo		/mo		1,500				/mo	1,500
	01-1130.410	Signs
		Site Signage Allowance	1.00 ls	-	-	-	-	-	-	-	-		3,000.00 /ls	3,000	3,000.00 /ls	3,000
		Signs		/ea			/ea		/ea					3,000	/ea	3,000
	01-1130.710	Monthly Postage
		Monthly Postage	15.00 mo	-	-	-	-	-	-	-	-		100.00 /mo	1,500	100.00 /mo	1,500

C.E. Floyd Company, Inc.	Spreadsheet Report	4
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Monthly Postage		/mo			/mo		/mo					1,500	/mo	1,500
	01-1130.720	Package Distribution
		Package Distribution Services	15.00 mo	-	-	-	-	-	-	-	-		200.00 /mo	3,000	200.00 /mo	3,000
		Package Distribution		/mo			/mo		/mo					3,000	/mo	3,000
	01-1130.810	Telephone Service
		Telephone Service	1.00 ea	-	-	-	100.00 /ea	100	-	-	-		-	-	100.00 /ea	100
		Temporary Telephone	15.00 mo	-	-	-	-	-	-	-	-		150.00 /mo	2,250	150.00 /mo	2,250
		Fax Line	15.00 mo	-	-	-	-	-	-	-	-		50.00 /mo	750	50.00 /mo	750
		DSL Internet Service	15.00 mo	-	-	-	-	-	-	-	-		50.00 /mo	750	50.00 /mo	750
		Broadband Internet Service	15.00 mo	-	-	-	-	-	-	-	-		50.00 /mo	750	50.00 /mo	750
		Cell Phone - Monthly Fee	15.00 mo	-	-	-	175.00 /mo	2,625	-	-	-		-	-	175.00 /mo	2,625
		Telephone Service		/mo			/mo	2,725	/mo					4,500	/mo	7,225
	01-1140.110	Testing - Soils & Site
		Testing	ea	-	-	-	-	-			-		-	-	/ea
	01-1150.210	Snow Removal
		Snow Removal	13.00 wk	236.12 /wk	59.03 /hr	3,070			-	-	-		-	-	236.12 /wk	3,070
		Snow Removal		/ls		3,070	/ls		/ls						/ls	3,070
	01-1150.310	Temp Heat Buildings
		Temporary Heat	mo		/mo				-	-	-		-	-	/mo
	01-1150.510	Lean Coordination and Coaching
		Lean Coordination and Coaching	1.00 ls	-	-	-	-	-	-	-	-		36,400.00 /ls	36,400	36,400.00 /ls	36,400
		Lean Coordination and Coaching		/mo			/mo		/mo					36,400	/mo	36,400
	01-1150.710	Temporary Electric
		Temporary Electric - Service	15.00 mo	-	-	-	-	-	-	-	-		1,500.00 /mo	22,500	1,500.00 /mo	22,500
		Temporary Electric - Hook-Up	ea	-	-	-	-	-			-		-	-	/ea
		Temporary Electric		/mo			/mo		/mo					22,500	/mo	22,500
	01-1150.810	Temporary Water
		Temporary Water	15.00 mo	-	-	-	75.00 /mo	1,125	-	-	-		-	-	75.00 /mo	1,125
		Temporary Water		/mo			/mo	1,125	/mo						/mo	1,125
	01-1150.910	Surveying & Layout
		Registered Surveyor	1.00 ls		/ls				6,000.00 /ls	6,000	-		-	-	6,000.00 /ls	6,000
		Foundation Certification	1.00 ls		/ls				3,000.00 /ls	3,000	-		-	-	3,000.00 /ls	3,000
	01-1150.910	Surveying & Layout
		Field Engineering Materials	65.00 wk	-	-	-	50.00 /wk	3,250	-	-			/hr		50.00 /wk	3,250
		Level Rental/mo	6.00 mo	-	-	-	-	-	-	-	2,700		/hr		450.00 /mo	2,700
		Total Station Rental/mo	3.00 mo	-	-	-	-	-	-	-	4,950		/hr		1,650.00 /mo	4,950
		Surveying & Layout		/ls			/ls	3,250	/ls	9,000	7,650				/ls	19,900
	01-1160.220	As-builts
		As Built Drawings & Record	1.00 ls	-	-	-	-	-	-	-	-		1,500.00 /ls	1,500	1,500.00 /ls	1,500
		As-builts		/ls			/ls		/ls					1,500	/ls	1,500
	01-1160.410	Project Clean Up
		2016 Periodic Construction Clean-Up	11.00 wk	1,349.28 /wk	56.22 /hr	14,842	25.00 /wk	275	-	-	-		-	-	1,374.28 /wk	15,117
		2017 Periodic Construction Clean-Up	52.00 wk	1,416.96 /wk	59.04 /hr	73,682	25.00 /wk	1,300	-	-	-		-	-	1,441.96 /wk	74,982
		2018 Periodic Construction Clean-Up	2.00 wk	1,488.00 /wk	62.00 /hr	2,976	25.00 /wk	50	-	-	-		-	-	1,513.00 /wk	3,026

C.E. Floyd Company, Inc.	Spreadsheet Report	5
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Dumpsters	24.00 ea	-	-	-	750.00 /ea	18,000	-	-	-		-	-	750.00 /ea	18,000
		Project Clean Up		/ls		91,500	/ls	19,625	/ls						/ls	111,125
	01-1160.510	Final Cleaning
		Final Construction Clean-Up - Building 311	1.00 ls	-	-	-	-	-			-		1,500.00 /ls	1,500	1,500.00 /ls	1,500
		Final Construction Clean-Up - Garage	462,334.00 sf	-	-	-	-	-			-		0.05 /sf	23,117	0.05 /sf	23,117
		Final Cleaning		/sf			/sf		/sf					24,617	/sf	24,617
	01-1180.110	Safety Protection
		Floor Protection at Building 311	1.00 ls		/ls				-	-	-		1,000.00 /ls	1,000	1,000.00 /ls	1,000
		General Temporary Protection	1.00 ls		/ls				-	-	-		50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Temporary Drywall Partitions at Building 311	20.00 lf		/lf				-	-	-		100.00 /lf	2,000	100.00 /lf	2,000
		Temporary 3'-0" x 7'-0" Door at Building 311	1.00 ea	251.12 /ea	125.56 /hr	251	1,500.00 /ea	1,500	-	-	-		-	-	1,751.12 /ea	1,751
		Safety Protection		/sf		251	/sf	1,500	/sf					53,000	/sf	54,751
	01-1180.210	Fire Protection
		General Fire Watch	mh		10.00 /mh		-	-	-	-	-		-	-	/mh
	01-1180.310	OSHA & Safety
		2016 Safety	11.00 wk	1,013.60 /wk	63.35 /hr	11,150	50.00 /wk	550	-	-	-		-	-	1,063.60 /wk	11,700
		2017 Safety	52.00 wk	1,064.32 /wk	66.52 /hr	55,345	50.00 /wk	2,600	-	-	-		-	-	1,114.32 /wk	57,945
		2018 Safety	2.00 wk	1,117.60 /wk	69.85 /hr	2,235	50.00 /wk	100	-	-	-		-	-	1,167.60 /wk	2,335
		Safety - First Aid Supplies	15.00 mo	-	-	-	150.00 /mo	2,250	-	-	-		-	-	150.00 /mo	2,250
		Safety - Fire Extinguishers	50.00 ea	-	-	-	75.00 /ea	3,750	-	-	-		-	-	75.00 /ea	3,750
		OSHA & Safety		/ls		68,729	/ls	9,250	/ls						/ls	77,979
	01-1180.710	Security Camera
		Site Security - 2 Cameras with associated wiring	1.00 ls	-	-	-	-	-			-		10,000.00 /ls	10,000	10,000.00 /ls	10,000
		Security Camera		/ls			/ls		/ls					10,000	/ls	10,000
		GENERAL CONDITIONS		/sf		164,057	/sf	48,316	/sf	9,000	55,929			1,499,396	/sf	1,776,698
01-8100.0 00		DURATION & RENTED EQUIPMENT
	01-8100.020	Trucks
		Pickup Fuel	65.00 wk		/mh		50.00 /wk	3,250	-	-	-		-	-	50.00 /wk	3,250
		CEF Field Pickup Truck	15.00 mo	-	-	-	-	-	-	-	11,250		-	-	750.00 /mo	11,250
		Superintendent Truck	15.00 mo	-	-	-	-	-	-	-	9,000		-	-	600.00 /mo	9,000
		Trucks		/ls			/ls	3,250	/ls		20,250				/ls	23,500
	01-8100.900	Small Tools
		Super Tool Kit	15.00 mo	-	-	-	-	-	-	-	-		325.00 /mo	4,875	325.00 /mo	4,875
		Small Tools	1.00 ls	-	-	-	-	-	-	-			50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Small Tools		/ls			/ls		/ls					54,875	/ls	54,875
		DURATION & RENTED EQUIPMENT		/sf			/sf	3,250	/sf		20,250			54,875	/sf	78,375
02-0000.0 00		EXISTING CONDITIONS & DEMO
	02-3219.110	Test Pits
		Test Pit Exploratory Work Sub Quote	1.00 ls		/mh		-	-	20,918.00 /ls	20,918			-	-	20,918.00 /ls	20,918

C.E. Floyd Company, Inc.	Spreadsheet Report	6
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Test Pit Exploratory Work - C.E. Floyd Supervision	1.00 ea	4,895.00 /ea	89.00 /mh	4,895	-	-	-	-			-	-	4,895.00 /ea	4,895
		Test Pits		/cy		4,895	/cy		/cy	20,918					/cy	25,813
	02-4100.999	Selective Demolition Sub
		Demolition at Building 311	1.00 ls	-	-	-	-	-			-		10,000.00 /ls	10,000	10,000.00 /ls	10,000
		Selective Demolition Sub		/ls			/ls		/ls					10,000	/ls	10,000
	02-4105.010	Demolition Preparation
		Building 311 Lobby Exploratory Work Sub Quote	1.00 ls		/ls		2,076.00 /ls	2,076	-	-	-		-	-	2,076.00 /ls	2,076
	02-4105.010	Demolition Preparation
		Building 311 Lobby Exploratory Work - C.E. Floyd Supervision	1.00 ls	2,492.30 /ls	89.00 /mh	2,492	-	-	-	-	-		-	-	2,492.30 /ls	2,492
		Demolition Preparation		/sf		2,492	/sf	2,076	/sf						/sf	4,568
		EXISTING CONDITIONS & DEMO		/sf		7,387	/sf	2,076	/sf	20,918				10,000	/sf	40,381
03-0000.0 00		CONCRETE
	03-0100.999	Concrete Formwork & Flatwork Sub
		Concrete Formwork Labor Sub Quote	1.00 ls	-	-	-	-	-	5,585,000.00 /ls	5,585,000	-		-	-	5,585,000.00 /ls	5,585,000
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		62,000.00 /ls	62,000	62,000.00 /ls	62,000
		Site Concrete Formwork Labor Sub Quote	1.00 ls	-	-	-	-	-			-		128,330.00 /ls	128,330	128,330.00 /ls	128,330
		Winter Conditions Allowance	1.00 ls	-	-	-	-	-			-		50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Concrete Formwork & Flatwork Sub		/ls			/ls		/ls	5,585,000				240,330	/ls	5,825,330
	03-1113.720	Expansion Joints
		Expansion Joint Installation Quote at Pedestrian Bridge	1.00 ls	1,596.35 /ls	66.52 /mh	1,596			-	-	-		-	-	1,596.35 /ls	1,596
		Expansion Joint Material Quote at Pedestrian Bridge	1.00 ls		/mh				-	-	-		1,500.00 /ls	1,500	1,500.00 /ls	1,500
		Expansion Joint at Pedestrian Bridge	1.00 lf		/mh		0.01 /lf	0	-	-	-		-	-	0.01 /lf	0
		Expansion Joint at Garage	1.00 ls		/mh				0.01 /ls	0	-		-	-	0.01 /ls	0
		Expansion Joints		/lf		1,596	/lf	0	/lf	0				1,500	/lf	3,096
	03-1513.110	Waterstop
		Waterstops Sub Quote	1.00 ls		/mh				0.01 /ls	0	-		-	-	0.01 /ls	0
		Waterstop		/lf			/lf		/lf	0					/lf	0
	03-2100.998	Concrete Reinforcement Materials
		Concrete Formwork Reinforcing Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Concrete Flatwork Reinforcing Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Pedestrian Bridge Reinforcing Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Site Concrete Formwork Reinforcing Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Site Concrete Flatwork Reinforcing Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Concrete Reinforcement Materials		/ls			/ls	0	/ls						/ls	0
	03-3000.998	Concrete Ready-Mix Materials
		Concrete Formwork Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Concrete Flatwork Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0

C.E. Floyd Company, Inc.	Spreadsheet Report	7
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Pedestrian Bridge Concrete Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Site Concrete Formwork Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Site Concrete Flatwork Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Concrete Ready-Mix Materials		/ls			/ls	0	/ls						/ls	0
	03-3500.210	Concrete Pump
		Concrete Formwork Pump	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Concrete Flatwork Pump	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Pedestrian Bridge Concrete Pump	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Concrete Pump		/ls			/ls		/ls	0					/ls	0
	03-3500.999	Finish Flatwork Sub
		Concrete Flatwork Labor Sub Quote	1.00 ls	0.01 /ls	0.01 /ls	0	-	-			-		-	-	0.01 /ls	0
		Pedestrian Bridge Concrete Flatwork Labor Sub Quote	1.00 ls	0.01 /ls	0.01 /ls	0	-	-			-		-	-	0.01 /ls	0
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Site Concrete Flatwork Labor Quote	1.00 ls	-	-	-	-	-			-		71,286.00 /ls	71,286	71,286.00 /ls	71,286
		Finish Flatwork Sub		/ls		0	/ls		/ls					71,286	/ls	71,286
	03-4100.995	Structural Precast Equipment
		Instrumentation & Monitoring of Footings	1.00 ls	-	-	-	-	-	-	-			20,000.00 /ls	20,000	20,000.00 /ls	20,000
		Structural Precast Equipment		/ls			/ls		/ls					20,000	/ls	20,000
	03-4100.997	Structural Precast Labor
		Surveying of Embeds & Anchor Bolts	1.00 ls		/ls		-	-	-	-	-		20,000.00 /ls	20,000	20,000.00 /ls	20,000
		Structural Precast Labor		/ls			/ls		/ls					20,000	/ls	20,000
	03-4100.999	Precast- Structural
		Structural Precast Sub Quote	1.00 ls		/mh				10,489,000.00 /ls	10,489,000			-	-	10,489,000.00 /ls	10,489,000
		Subcontractor Bond	1.00 ls		/mh				-	-			0.01 /ls	0	0.01 /ls	0
		Ramp for Crane Access In and Out of the Building	1.00 ls		/mh				-	-			0.01 /ls	0	0.01 /ls	0
		Precast- Structural		/sf			/sf		/sf	10,489,000				0	/sf	10,489,000
	03-5000.999	Concrete Topping & Underlayment Sub
		Concrete Topping & Underlayment Sub	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Concrete Topping & Underlayment	30,518.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Concrete Topping & Underlayment Sub		/ls			/ls		/ls	0					/ls	0
		CONCRETE		/sf		1,596	/sf	0	/sf	16,074,000				353,116	/sf	16,428,713
04-0000.0 00		MASONRY
	04-0100.999	Masonry Sub
		Masonry Sub Quote	1.00 ls	-	-	-	-	-	278,000.00 /ls	278,000	-		-	-	278,000.00 /ls	278,000
		Masonry Sub		/ls			/ls		/ls	278,000					/ls	278,000
		MASONRY		/sf			/sf		/sf	278,000					/sf	278,000
05-0000.0 00		METALS
	05-1200.999	Structural Steel Buy & Sub
		Structural Steel Sub Quote	1.00 ls	-	-	-	-	-	254,800.00 /ls	254,800	-		-	-	254,800.00 /ls	254,800
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Structural Steel at Pedestrian Bridge	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0

C.E. Floyd Company, Inc.	Spreadsheet Report	8
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Structural Steel at Suspended Walkway at Building 311	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Structural Steel at Suspended Stairwell at Building 311	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Structural Steel at Stairwell 2	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Structural Steel at Stairwell 5 (2 Locations)	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Structural Steel Buy & Sub		/ton			/ton		/ton	254,800				0	/ton	254,800
	05-5000.999	Metal Fabrications Sub
		Miscellaneous Metals	1.00 ls	-	-	-	-	-	75,000.00 /ls	75,000	-		-	-	75,000.00 /ls	75,000
		6" Diameter Steel Pipe Bollards	72.00 ea	-	-	-	-	-	250.00 /ea	18,000	-		-	-	250.00 /ea	18,000
		Heavy Duty Areaway Galvanized Steel Grating w/ Angle Frame	156.00 sf	-	-	-	-	-	125.00 /sf	19,500	-		-	-	125.00 /sf	19,500
		Light Duty Areaway Galvanized Steel Grating w/ Angle Frame	126.00 sf	-	-	-	-	-	100.00 /sf	12,600	-		-	-	100.00 /sf	12,600
		Galvanized Steel Barrier Strand Allowance	2,000.00 sf	-	-	-	-	-			-		50.00 /sf	100,000	50.00 /sf	100,000
		Pipe Guards	29.00 ea	-	-	-	-	-	200.00 /ea	5,800	-		-	-	200.00 /ea	5,800
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		17,761.00 /ls	17,761	17,761.00 /ls	17,761
		Metal Fabrications Sub		/ls			/ls		/ls	130,900				117,761	/ls	248,661
	05-5113.100	Stairs & Ladders
		Elevator Pit Ladder	2.00 ea		/mh				0.01 /ea	0	-		-	-	0.01 /ea	0
		Stairs & Ladders		/ls			/ls		/ls	0					/ls	0
	05-5213.200	Handrails- SS
		Cable Guardrail Sub Quote	1.00 ls		/mh				0.01 /ls	0	-		-	-	0.01 /ls	0
		Shop Primed, Galvanized Steel Guardrail w/ Integrated Lighting at Stair 3	308.00 lf		/mh				450.00 /lf	138,600	-		-	-	450.00 /lf	138,600
		Galvanized Steel Wall Mounted Handrail w/ Integrated Lighting at Stair 3	247.00 lf		/mh				200.00 /lf	49,400	-		-	-	200.00 /lf	49,400
		Shop Primed, Galvanized Steel Guardrail w/ Cable Infill at Building 311 Floating Walkway	44.00 lf		/mh				400.00 /lf	17,600	-		-	-	400.00 /lf	17,600
		Handrails- SS		/ea			/ea		/ea	205,600					/ea	205,600
	05-5213.400	Handrails- Safety Chains
		Galvanized Vinyl Coated Chain Link Fencing Sub Quote	1.00 ls		/mh				0.01 /ls	0	-		-	-	0.01 /ls	0
		Handrails- Safety Chains		/lf			/lf		/lf	0					/lf	0
	05-5213.999	Handrails Sub
		Guardrail/Handrail Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Shop Primed, Floor Mounted Safety Guardrail	370.00 lf	-	-	-	-	-	325.00 /lf	120,250	-		-	-	325.00 /lf	120,250
		Shop Primed, Steel Guardrail Safety Gate	1.00 ea	-	-	-	-	-	1,500.00 /ea	1,500	-		-	-	1,500.00 /ea	1,500
		Shop Primed, Wall Mounted Steel Handrail	327.00 lf	-	-	-	-	-	75.00 /lf	24,525	-		-	-	75.00 /lf	24,525
		Shop Primed, 2-Line Pipe Railing	83.00 lf	-	-	-	-	-	300.00 /lf	24,900	-		-	-	300.00 /lf	24,900
		Exterior Shop Primed, Steel Guardrail	208.00 lf	-	-	-	-	-	325.00 /lf	67,600	-		-	-	325.00 /lf	67,600
		Exterior Shop Primed, 2-Line Pipe Railing	19.00 lf	-	-	-	-	-	250.00 /lf	4,750	-		-	-	250.00 /lf	4,750
		Handrails Sub		/ls			/ls		/ls	243,525					/ls	243,525
	05-5400.200	Trench Covers
		Elevator Sump Pit Cover	1.00 ea		/mh				-	-	-		1,000.00 /ea	1,000	1,000.00 /ea	1,000
		Trench Covers		/sf			/sf		/sf					1,000	/sf	1,000
	05-5820.125	Embedded Steel

C.E. Floyd Company, Inc.	Spreadsheet Report	9
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Elevator Sill Angle & Floor Edge Angle per Opening	14.00 ea		/mh				-	-	-		1,000.00 /ea	14,000	1,000.00 /ea	14,000
		Embedded Steel		/ls			/ls		/ls					14,000	/ls	14,000
		METALS		/sf			/sf		/sf	834,825				132,761	/sf	967,586
06-0000.0 00		ROUGH CARPENTRY
	06-1533.120	Wood Decking
		Wood Boardwalk at Park Sub Quote	1.00 ls		/mh				52,000.00 /ls	52,000	-		-	-	52,000.00 /ls	52,000
		Wood Boardwalk at Park	2,577.00 sf		/mh				-	0	-		-	-	/sf	0
		Wood Decking		/ls			/ls		/ls	52,000					/ls	52,000
		ROUGH CARPENTRY		/sf			/sf		/sf	52,000					/sf	52,000
07-0000.0 00		THERMAL & MOIST PROTECT
	07-1000.999	Damproofing & Waterproofing Sub
		Damproofing & Waterproofing Sub Quote	1.00 ls	-	-	-	-	-	1,077,750.00 /ls	1,077,750	-		-	-	1,077,750.00 /ls	1,077,750
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		18,861.00 /ls	18,861	18,861.00 /ls	18,861
		Underslab Waterproofing	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Foundation Wall Waterproofing on Protection Board	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Foundation Wall Waterproofing on Drainage Board	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Foundation Wall Waterproofing on Drainage Mat	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Elevator Pit Waterproofing	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Damproofing & Waterproofing Sub								1,077,750				18,861		1,096,611
	07-2113.999	Rigid Insulation Sub
		Underslab Rigid Insulation w/ Vapor Barrier Sub Quote	1.00 ls	-	-	-	-	-	9,000.00 /ls	9,000	-		-	-	9,000.00 /ls	9,000
		2" Thick Rigid Insulation w/ Vapor Barrier Below Finished Spaces in Garage	1,464.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Rigid Insulation Sub								9,000						9,000
	07-2116.260	Sound Batts
		Mineral Wool Insulation Sub Quote	1.00 ls		/mh				6,000.00 /ls	6,000	-		-	-	6,000.00 /ls	6,000
		7" Foil-Faced Mineral Wool Ceiling Insulation at Garage Finished Rooms	1,458.00 sf		/mh				-	0	-		-	-	/sf	0
		Sound Batts		/sf			/sf		/sf	6,000					/sf	6,000
	07-2129.265	Sprayed Insulation
		Closed Cell Spray Foam Insulation Allowance at Pedestrian Bridge	1.00 ls	-	-	-	-	-			-		2,500.00 /ls	2,500	2,500.00 /ls	2,500
		Sprayed Insulation		/sf			/sf		/sf					2,500	/sf	2,500
	07-4200.999	Metal Panel Siding Sub
		Composite Aluminum Soffit Assembly Sub Quote at Pedestrian Bridge	1.00 ls	-	-	-	-	-	28,000.00 /ls	28,000	-		-	-	28,000.00 /ls	28,000
		Composite Aluminum Soffit Assembly at Pedestrian Bridge	593.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Metal Panel Siding at Pedestrian Bridge Sub Quote	1.00 ls	-	-	-	-	-	5,000.00 /ls	5,000	-		-	-	5,000.00 /ls	5,000
		Metal Panel Siding at Pedestrian Bridge	82.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Lift for Bridge Construction	1.00 ls	-	-	-	-	-			-		2,500.00 /ls	2,500	2,500.00 /ls	2,500

C.E. Floyd Company, Inc.	Spreadsheet Report	10
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Metal Panel Siding Sub		/ls			/ls		/ls	33,000				2,500	/ls	35,500
	07-4600.111	Siding Allowance
		Free Standing Mock-Up Allowance	1.00 ls	-	-	-	-	-	-	-	-		35,000.00 /ls	35,000	35,000.00 /ls	35,000
		Siding Allowance		/sf			/sf		/sf					35,000	/sf	35,000
	07-4600.999	Siding Sub
		Aluminum Fin Tube Screening System with Back-Up Framing Sub Quote	1.00 ls	-	-	-	-	-	1,762,563.00 /ls	1,762,563	-		-	-	1,762,563.00 /ls	1,762,563
		Planar/Vertical Aluminum Fin Tube Screening	18,072.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Planar/Horizontal Aluminum Fin Tube Screening	1.00 sf	-	-	-	-	-	0.01 /sf	0	-		-	-	0.01 /sf	0
		Planar/Inclined Aluminum Fin Tube Screening	1.00 sf	-	-	-	-	-	0.01 /sf	0	-		-	-	0.01 /sf	0
		Non-Planar Aluminum Fin Tube Screening	1.00 sf	-	-	-	-	-	0.01 /sf	0	-		-	-	0.01 /sf	0
		P.E. Stamped Drawings	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Screening Mock-Up Samples	1.00 ls	-	-	-	-	-	2,250.00 /ls	2,250	-		-	-	2,250.00 /ls	2,250
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		35,252.00 /ls	35,252	35,252.00 /ls	35,252
		Siding Sub		/ls			/ls		/ls	1,764,813				35,252	/ls	1,800,065
	07-5000.999	Membrane Roofing Sub
		Membrane Roofing Sub Quote	1.00 ls	-	-	-	-	-	52,500.00 /ls	52,500	-		-	-	52,500.00 /ls	52,500
		TPO Roofing at Stairwell 1 Roof	490.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Aluminum Downspouts	21.00 lf	-	-	-	-	-	0.00 /lf	0	-		-	-	0.00 /lf	0
		Aluminum Scuppers	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Roof Blocking at Stairwell 1 Roof	1.00 ls	-	-	-	-	-			-		1,500.00 /ls	1,500	1,500.00 /ls	1,500
		TPO Roofing at Stairwell 2 Roof	110.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Aluminum Downspouts	11.00 lf	-	-	-	-	-	0.01 /lf	0	-		-	-	0.01 /lf	0
	07-5000.999	Membrane Roofing Sub
		Aluminum Scuppers	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Roof Blocking at Stairwell 2 Roof	1.00 ls	-	-	-	-	-			-		250.00 /ls	250	250.00 /ls	250
		TPO Roofing at Exterior and Roof Stairwells	540.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Aluminum Downspouts	19.00 lf	-	-	-	-	-	0.01 /lf	0	-		-	-	0.01 /lf	0
		Aluminum Scuppers	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Roof Blocking at Exterior and Roof Stairwells	1.00 ls	-	-	-	-	-			-		500.00 /ls	500	500.00 /ls	500
		TPO Roofing at Pedestrian Bridge	500.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Aluminum Downspouts at Pedestrian Bridge	59.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Roof Blocking at Pedestrian Bridge	1.00 ls	-	-	-	-	-			-		1,000.00 /ls	1,000	1,000.00 /ls	1,000
		Membrane Roofing Sub		/ls			/ls		/ls	52,501				3,250	/ls	55,751
	07-7200.100	Roof Accessories
		Linear Hanging Planters Sub Quote	1.00 ls		/mh		195,450.00 /ls	195,450	-	-	-		-	-	195,450.00 /ls	195,450
		Linear Hanging Planters	946.00 lf		/mh			0	-	-	-		-	-	/lf	0
		Plantings for Hanging Planters	1.00 ls		/mh				0.01 /ls	0	-		-	-	0.01 /ls	0
		Freight and Delivery	1.00 ls		/mh				-	-	-		20,000.00 /ls	20,000	20,000.00 /ls	20,000
		Roof Accessories		/ea			/ea	195,450	/ea	0				20,000	/ea	215,450
	07-8100.999	Fireproofing Sub
		Applied Fireproofing Allowance	1.00 ls	-	-	-	-	-			-		25,000.00 /ls	25,000	25,000.00 /ls	25,000

C.E. Floyd Company, Inc.	Spreadsheet Report	11
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Fireproofing Sub		/ls			/ls		/ls					25,000	/ls	25,000
	07-9200.999	Caulking Sub
		Caulking Sub Quote	1.00 ls	-	-	-	-	-	56,600.00 /ls	56,600	-		-	-	56,600.00 /ls	56,600
		Caulking Sub		/ls			/ls		/ls	56,600					/ls	56,600
		THERMAL & MOIST PROTECT		/sf			/sf	195,450	/sf	2,999,664				142,363	/sf	3,337,477
08-0000.0 00		DOORS & WINDOWS
	08-1000.997	Doors & Frames Labor
		Door and Hardware Installation Quote	1.00 ls	10,044.80 /ls	125.56 /hr	10,045	-	-	-	-	-		-	-	10,044.80 /ls	10,045
		Doors & Frames Labor		/ls		10,045	/ls		/ls						/ls	10,045
	08-1000.998	Doors & Frames Materials
		Doors, Frames, & Hardware Material Quote	1.00 ls	-	-	-			27,413.00 /ls	27,413	-		-	-	27,413.00 /ls	27,413
		Type A: 3'-0" x 3'-0" Hollow Metal Door	2.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-0" x 7'-0" Hollow Metal Door	4.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-0" x 7'-0" 45-Min. F.R. Hollow Metal Door	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-0" x 7'-0" 90-Min. F.R. Hollow Metal Door	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-0" x 7'-0" 150-Min. F.R. Hollow Metal Door	2.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-6" x 7'-0" Hollow Metal Door	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type A: 3'-6" x 7'-0" 90-Min. F.R. Hollow Metal Door	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type B: 3'-0" x 7'-0" 45-Min. F.R. Hollow Metal Door w/ Vision	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type B: 3'-0" x 7'-0" 90-Min. F.R. Hollow Metal Door w/ Vision	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type B: 4'-0" x 7'-0" 90-Min. F.R. Hollow Metal Door w/ Vision	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type C: 3'-6" x 7'-0" Hollow Metal Door w/ Vision	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type I: 45-Min. F.R. Hollow Metal Single Door Frame (3070)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type I: 90-Min. F.R. Hollow Metal Single Door Frame (3070)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type I: Hollow Metal Single Door Frame (3670)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type I: 90-Min. F.R. Hollow Metal Single Door Frame (4070)	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type II: Hollow Metal Single Door Frame (3070)	4.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type II: 45-Min. F.R. Hollow Metal Single Door Frame (3070)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type II: 90-Min. F.R. Hollow Metal Single Door Frame (3070)	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type II: Hollow Metal Single Door Frame (3670)	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type II: 90-Min. F.R. Hollow Metal Single Door Frame (3670)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0

C.E. Floyd Company, Inc.	Spreadsheet Report	12
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Type II: 150-Min. F.R. Hollow Metal Pair of Doors Frames (6070)	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Type V: Hollow Metal Single Door Frame (3030)	2.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Doors & Frames Materials		/ls			/ls	0	/ls	27,413					/ls	27,413
	08-4100.998	Storefront Materials
		Dismantle, Salvage, and Reinstall Building 311 Vestibule	ls	-	-	-			-	-	-		-	-	/ls
	08-4100.999	Storefront Sub
		Aluminum Storefront Sub Quote	1.00 ls	-	-	-	-	-	157,700.00 /ls	157,700	-		-	-	157,700.00 /ls	157,700
		Aluminum Storefront	290.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Type B: 3'-6" x 7'-0" Aluminum Door Opening	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
	08-4100.999	Storefront Sub
		Type B: 6'-0" x 7'-0" Pair of Aluminum Door Openings	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Type D: 6'-0" x 8'-3" Pair of Aluminum Door Openings	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Aluminum Door Hardware (Leafs)	8.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Lift at Pedestrian Bridge	1.00 ls	-	-	-	-	-			-		2,500.00 /ls	2,500	2,500.00 /ls	2,500
		Storefront Sub		/ls			/ls		/ls	157,700				2,500	/ls	160,200
	08-4400.999	Curtain Wall Sub
		Aluminum Curtainwall Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Aluminum Curtainwall	1,740.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Curtain Wall Sub		/ls			/ls		/ls	0					/ls	0
	08-7100.998	Door Hardware Materials
		Finish Hardware Material Quote	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Continuous Hinges	4.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		1-1/2" Pair of Hinges	22.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Latchset	8.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Lockset	14.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Closer	24.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Panic Hardware/Exit Device	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Cylinder Pull at Access Doors	2.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Kick Plates	20.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Overhead Stop	20.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Floor Stop	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Wall Stop	3.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Aluminum Thresholds	22.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Gasketing	25.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Card Readers - BY OWNER	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Automatic Door Openers - BY OWNER	1.00 ls	-	-	-	0.01 /ls	0	-	-	-		-	-	0.01 /ls	0
		Door Hardware Materials		/ls			/ls	2	/ls						/ls	2
	08-8000.999	Glazing Sub
		Glass and Glazing Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		6" x 2'-10" - Firelite Glazing at Door Visions	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		2'-2" x 5'-10" - 1/4" Clear Tempered Glass Door Vision	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0

C.E. Floyd Company, Inc.	Spreadsheet Report	13
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		3'-2" x 5'-10" - 1/4" Clear Tempered Glass Door Vision	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Glazing Sub		/ls			/ls		/ls	0					/ls	0
	08-9000.997	Louvers Labor
		Metal Louver Installation Quote	1.00 ls	0.01 /ls	0.01 /ls	0	-	-	-	-	-		-	-	0.01 /ls	0
		Louvers Labor		/ls		0	/ls		/ls						/ls	0
	08-9000.998	Louvers Materials
		Metal Louver Material Quote	1.00 ls	-	-	-			10,030.00 /ls	10,030	-		-	-	10,030.00 /ls	10,030
		4'-0" x 3'-0" Hoistway Ventilation Louver	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		4'-10-1/2" x 1'-4" Stairwell 2 Louver	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		7'-0" x 6'-1" Areaway Louver	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		9'-0" x 6'-1" Areaway Louver	1.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		9'-6" x 8'-11" Areaway Louver	2.00 ea	-	-	-	0.01 /ea	0	-	-	-		-	-	0.01 /ea	0
		Louvers Materials		/ls			/ls	0	/ls	10,030					/ls	10,030
		DOORS & WINDOWS		/sf		10,045	/sf	2	/sf	195,143				2,500	/sf	207,690
09-0000.0 00		FINISHES
	09-2000.999	Drywall Sub
		Drywall Sub Quote	1.00 ls	-	-	-	-	-	51,600.00 /ls	51,600	-		-	-	51,600.00 /ls	51,600
		Wall Type 1: 3-1/2" M.S. w/ 1/2" Glass Mat GWB, Insulation & Poly	281.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Ceiling Type 1: 3-1/2" M.S. w/ 1/2" Glass Mat GWB, Insulation & Poly	185.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Ceiling Type 2: 3-HR F.R. Ceiling - 6" M.S. Shaftwall w/ 3 Layers of GWB	829.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Drywall Patching Allowance at Building 311	1.00 ls	-	-	-	-	-			-		10,000.00 /ls	10,000	10,000.00 /ls	10,000
		Cold Formed Metal Stud Framing/GWB at Pedestrian Bridge	1.00 ls	-	-	-	-	-			-		7,500.00 /ls	7,500	7,500.00 /ls	7,500
		Drywall Sub		/sf			/sf		/sf	51,600				17,500	/sf	69,100
	09-5000.999	Acoustical Ceilings Sub
	09-5000.999	Acoustical Ceilings Sub
		ACT and Grid Sub Quote	1.00 ls	-	-	-	-	-			-		2,250.00 /ls	2,250	2,250.00 /ls	2,250
		1'-0" x 4'-0" ACT and Grid	381.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Acoustical Ceilings Sub		/ls			/ls		/ls	0				2,250	/ls	2,250
	09-6200.999	Special Flooring Sub
		Epoxy Flooring Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Epoxy Flooring	256.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Epoxy Flooring Base	58.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Special Flooring Sub		/ls			/ls		/ls	0					/ls	0
	09-6500.999	Resilient Flooring Sub
		VCT Flooring at Building 311 Patching & Elevators Sub Quote	1.00 ls	-	-	-	-	-			-		2,000.00 /ls	2,000	2,000.00 /ls	2,000
		VCT Flooring	414.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Vinyl Base at Building 311 Patching/TeleComm Rooom Sub Quote	1.00 ls	-	-	-	-	-			-		251.00 /ls	251	251.00 /ls	251
		Vinyl Base	129.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Resilient Flooring Sub		/ls			/ls		/ls	0				2,251	/ls	2,251
	09-9000.999	Painting Sub

C.E. Floyd Company, Inc.	Spreadsheet Report	14
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Painting Sub Quote	1.00 ls	-	-	-	-	-	100,900.00 /ls	100,900	-		-	-	100,900.00 /ls	100,900
		Painting Sub		/ls			/ls		/ls	100,900					/ls	100,900
		FINISHES		/sf			/sf		/sf	152,500				22,001	/sf	174,501
10-0000.0 00		SPECIALTIES
	10-0100.997	Specialties Labor
		Bike Rack Storage Installation Quote	1.00 ls	0.01 /ls	0.01 /ls	0	-	-	-	-	-		-	-	0.01 /ls	0
		Specialties Labor		/ls		0	/ls		/ls						/ls	0
	10-0100.998	Specialties Materials
		Bike Rack Storage Sub Quote	1.00 ls	-	-	-			65,619.00 /ls	65,619	-		-	-	65,619.00 /ls	65,619
		Bike Rack Storage - 12 Bike Units	5.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Bike Rack Storage - 8 Bike Units	2.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Specialties Materials		/ls			/ls		/ls	65,619					/ls	65,619
	10-0100.999	Specialties Sub
		General Police Detail Allowance	1.00 ls	-	-	-	-	-			-		75,000.00 /ls	75,000	75,000.00 /ls	75,000
		Specialties Sub		/ls			/ls		/ls					75,000	/ls	75,000
	10-1400.999	Sigage Sub
		Parking Garage Signage Sub Quote	1.00 ls	-	-	-	-	-	45,640.00 /ls	45,640	-		-	-	45,640.00 /ls	45,640
		S1: Out to Beacon St Additional Parking	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S2: Park & Out	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S3: Park & Out	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S4: Park & Out to Beacon St/Park	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S5: Upper Level Parking	7.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S6: Park	6.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S7: Out	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S8: Out to Beacon St Park	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S9: Out to Beacon St	8.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S10: Park & Out to Beacon Street	6.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S11: Dead End Ahead	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S12: Out to Beacon Street	7.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S13: Out to Arsenal Street	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S14: Park & Out to Arsenal St	13.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S15: Park & Out to Arsenal St	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S16: Park & Out to Beacon St	13.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S17: Park Out to Beacon St	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S18: Park	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S19: Upper Level Parking Park	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S20: Out to Arsenal St Upper Level Parking	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S21: Out to Beacon St Out to Arsenal St	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S22: Park & Out to Beacon St	13.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S23: Park & Out to Arsenal St	9.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S24: Park	13.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S25: Out to Arsenal St Out to Beacon St	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
	10-1400.999	Sigage Sub
		S26: Out to Arsenal St	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S28: Out	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0

C.E. Floyd Company, Inc.	Spreadsheet Report	15
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		S29: Out & Upper Level Parking	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S30: For Van Accessible Parking Use N. Beacon St Entrance	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		S31: Low Headroom Space	9.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		R7-8: Accessible	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		R7-8a: Van Accessible	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		R7-31a: No Parking	46.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		LI: Level Indicator	181.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		P1: No Pedestrian On Ramp Please Use Stairs	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P2: No Pedestrian On Ramp Please Use Stairs	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P3: Main Stair/Elevator Tower	57.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		P4: Main Stair/Elevator Tower (BLDNG 311)	7.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P5: Main Stair/Elevator Tower (BLDNG 311)	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P6: Stairs to Level Below	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P7: Stairs to Level Below	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P8: Exterior East Stair	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P9: Exterior East Stair	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P10: Pedestrian Bridge to Building 311	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P11: Pedestrian Bridge to Building 311	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P12: Information Sign with Level Access to Retail	7.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P13: Access to Building 311	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P14: Access to Building 311	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P15: Access to Building 39	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P16: Access to Building 39	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P17: Exit	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P18: Snow Storage Area	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P19: Snow Storage Area	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P20: Snow Storage Area - Do Not Pile Above Spandrel - Do Not Pile Beyond Parking Space	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		P21: Snow Melt Equipment Area	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL1: Clearance 8'-2"	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL2: Do Not Enter	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL3: Clearance 7'-0"	12.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL4: Do Not Enter	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL5: Accessible Vans Headroom 7'-6"	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		CL6: Accessible Vans Headroom 7'-6"	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		VR1: Room Name (Typical)	10.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		VR2: Stairs	12.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		VR3: Exit	12.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		VR4: No Storage Allowed in This Area	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Sigage Sub		/ls			/ls		/ls	45,643					/ls	45,643
	10-4400.997	Fire Protection Specialties Labor
		Fire Extinguishers and Cabinets Installation Quote	1.00 ls	0.01 /ls	0.01 /ls	0	-	-	-	-	-		-	-	0.01 /ls	0

C.E. Floyd Company, Inc.	Spreadsheet Report	16
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Fire Protection Specialties Labor		/ls		0	/ls		/ls						/ls	0
	10-4400.998	Fire Protection Specialties Materials
		Fire Extinguishers and Cabinets Materials Quote	1.00 ls	-	-	-			7,075.00 /ls	7,075	-		-	-	7,075.00 /ls	7,075
		Fire Protection Specialties Materials		/ls			/ls		/ls	7,075					/ls	7,075
		SPECIALTIES		/sf		0	/sf		/sf	118,337				75,000	/sf	193,337
11-0000.0 00		EQUIPMENT
	11-1200.111	Parking Equipment Allowance
		Parking Equipment Allowance - BY OWNER	1.00 ls	-	-	-	-	-	-	-	-		0.01 /ls	0	0.01 /ls	0
		Parking Equipment Allowance		/ls			/ls		/ls					0	/ls	0
	11-8200.999	Equipment
		Crane - Rental	7.00 mo	-	-	-	-	-	-	-	28,000		-	-	4,000.00 /mo	28,000
		Crane - Operator	17.00 wk	2,000.00 /wk	100.00 /hr	34,000	-	-	-	-			-	-	2,000.00 /wk	34,000
		Lull	7.00 mo	-	-	-	-	-	-	-	24,500		-	-	3,500.00 /mo	24,500
		Lull - Operator	33.00 wk	1,300.00 /wk	65.00 /hr	42,900	-	-	-	-			-	-	1,300.00 /wk	42,900
	11-8200.999	Equipment
		Scaffolding/Staging at Building 311 Work	1.00 ls	-	-	-	-	-	-	-			30,000.00 /ls	30,000	30,000.00 /ls	30,000
		Equipment		/ls		76,900	/ls		/ls		52,500			30,000	/ls	159,400
		EQUIPMENT		/sf		76,900	/sf		/sf		52,500			30,000	/sf	159,400
12-0000.0 00		FURNISHINGS
	12-9300.998	Site Furnishings Material
		Site Furnishings Sub Quote	1.00 ls	-	-	-			30,908.00 /ls	30,908	-		-	-	30,908.00 /ls	30,908
		Bench	7.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Bicycle Rack	3.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Tree Paver Grate	1.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Site Furnishings Material		/ls			/ls		/ls	30,908					/ls	30,908
		FURNISHINGS		/sf			/sf		/sf	30,908					/sf	30,908
14-0000.0 00		CONVEYING SYSTEMS
	14-2000.999	Elevator Sub
		Electric Traction Passenger Elevator Sub Quote	1.00 ls	-	-	-	-	-	370,000.00 /ls	370,000	-		-	-	370,000.00 /ls	370,000
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Elevator Operator Allowance	1.00 ls	-	-	-	-	-			-		15,000.00 /ls	15,000	15,000.00 /ls	15,000
		Elevator Sub		/ls			/ls		/ls	370,000				15,000	/ls	385,000
	14-4000.999	Lifts Sub
		Vertical Wheelchair Lift at Building 311	1.00 ls	-	-	-	-	-	25,600.00 /ls	25,600	-		-	-	25,600.00 /ls	25,600
		Lifts Sub		/ls			/ls		/ls	25,600					/ls	25,600
		CONVEYING SYSTEMS		/sf			/sf		/sf	395,600				15,000	/sf	410,600
21-0000.0 00		FIRE SUPRESSION
	21-1300.999	Fire Protection Sub

C.E. Floyd Company, Inc.	Spreadsheet Report	17
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Fire Protection Sub Quote	1.00 ls	-	-	-	-	-	338,500.00 /ls	338,500	-		-	-	338,500.00 /ls	338,500
		Heat Tracing with Insulation on Wet Sprinkler Piping	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Fire Protection Sub		/ls			/ls		/ls	338,500					/ls	338,500
		FIRE SUPRESSION		/sf			/sf		/sf	338,500					/sf	338,500
22-0000.0 00		PLUMBING
	22-0100.999	Plumbing Sub
		Plumbing Sub Quote	1.00 ls	-	-	-	-	-	779,000.00 /ls	779,000	-		-	-	779,000.00 /ls	779,000
		Pipe Guards on Risers Sub Quote	1.00 ls	-	-	-	-	-	87,500.00 /ls	87,500	-		-	-	87,500.00 /ls	87,500
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		13,243.00 /ls	13,243	13,243.00 /ls	13,243
		Sewage Ejector System w/ Control Panel (SP-1)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Gas and Sand Interceptor (GSI-1 - GSI-4)	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Floor Drains (FD)	105.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Roof Drains (RD)	22.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Hose Bibbs (HB)	26.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Grade Cleanouts (GCO)	43.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Area Drains (AD)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Electronic Trap Primer	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Water Meter	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Plumbing Sub		/ls			/ls		/ls	866,500				13,243	/ls	879,743
		PLUMBING		/sf			/sf		/sf	866,500				13,243	/sf	879,743
23-0000.0 00		HVAC
	23-0100.999	HVAC Sub
		HVAC Sub Quote	1.00 ls	-	-	-	-	-	134,255.00 /ls	134,255	-		-	-	134,255.00 /ls	134,255
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Electric Unit Heaters (EUH)	9.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Ductless Split Systems (AC/ACC)	6.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Air Conditioning Units (AC)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Exhaust Fan (EF)	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Supply Fan (SF)	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Transfer Fan (TF)	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Automatic Control Damper (ACD)	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		HVAC Sub		/ls			/ls		/ls	134,255				0	/ls	134,255
	23-0900.999	Controls Sub
		Niagara System Controls Allowance	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Controls Sub		/ls			/ls		/ls	0					/ls	0
		HVAC		/sf			/sf		/sf	134,255				0	/sf	134,255
26-0000.0 00		ELECTRICAL
	26-0100.995	Electric Car Charging Stations
		Electric Car Charging Stations	ls	-	-	-	-	-	-	-			-	-	/ls
	26-0100.998	Bi-Directional Antenna System
		Bi-Directional Antenna System	ls	-	-	-			-	-	-		-	-	/ls
	26-0100.999	Electrical Sub

C.E. Floyd Company, Inc.	Spreadsheet Report	18
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Electrical Sub Quote	1.00 ls	-	-	-	-	-	1,869,800.00 /ls	1,869,800	-		-	-	1,869,800.00 /ls	1,869,800
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		26,178.00 /ls	26,178	26,178.00 /ls	26,178
		Generator Relocation - Power and Wiring	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Area of Refuge Station System	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Temporary Security Lighting	1.00 ls	-	-	-	-	-			-		25,000.00 /ls	25,000	25,000.00 /ls	25,000
		Building 311 Make Safe and New Power Distribution Allowance	1.00 ls	-	-	-	-	-			-		20,000.00 /ls	20,000	20,000.00 /ls	20,000
		Electrical Sub		/ls			/ls		/ls	1,869,800				71,178	/ls	1,940,978
	26-5000.998	Lighting Materials
		Interior Lighting Fixture Package	1.00 ls	-	-	-			0.01 /ls	0	-		-	-	0.01 /ls	0
		Type ES1	23.00 ea	-	-	-			0.00 /ea	0	-		-	-	0.00 /ea	0
		Type ES2	39.00 ea	-	-	-			0.00 /ea	0	-		-	-	0.00 /ea	0
		Type LP1	83.00 lf	-	-	-			-	0	-		-	-	/lf	0
		Type LW1	9.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LW2	4.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LR1	4.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LR3	78.00 lf	-	-	-			-	0	-		-	-	/lf	0
		Type LS1	321.00 ea	-	-	-			-	0	-		-	-	/ea	0
		Type LS1-HS	186.00 ea	-	-	-			-	0	-		-	-	/ea	0
		Type LS2	29.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LS3	4.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LS4	11.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type LS5	331.00 lf	-	-	-			-	0	-		-	-	/lf	0
		Type LS6	16.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Type SL4	8.00 ea	-	-	-			0.01 /ea	0	-		-	-	0.01 /ea	0
		Lighting Materials		/ls			/ls		/ls	1					/ls	1
	26-5600.111	Exterior Lighting Allowance
		Site Lighting Fixture Package	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Type G1	15.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Type G2	10.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Type G3	22.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Type G6	33.00 ea	-	-	-	-	-	0.00 /ea	0	-		/ea		0.00 /ea	0
		Type L1	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Type W1	42.00 ea	-	-	-	-	-	0.00 /ea	0	-		/ea		0.00 /ea	0
		Exterior Lighting Allowance		/ls			/ls		/ls	1					/ls	1
		ELECTRICAL		/sf			/sf		/sf	1,869,802				71,178	/sf	1,940,980
27-0000.0 00		COMMUNCIATIONS
	27-2000.000	Data Communications
		Tel/Data System Sub Quote - BY OWNER	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Data Communications		/ls			/ls		/ls	0					/ls	0
		COMMUNCIATIONS		/ls			/ls		/ls	0					/ls	0
28-0000.0 00		ELECTRONIC SAFETY & SECURITY
	28-2000.000	Security/Access Control System

C.E. Floyd Company, Inc.	Spreadsheet Report	19
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Security/Access Control System Sub Quote - BY OWNER	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Security/Access Control System		/ls			/ls		/ls	0					/ls	0
	28-3000.000	Fire Alarm
		Fire Alarm System Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Fire Alarm		/ls			/ls		/ls	0					/ls	0
		ELECTRONIC SAFETY & SECURITY		/ls			/ls		/ls	0					/ls	0
31-0000.0 00		EARTHWORK
	31-1000.111	Sitework Allowance
		Winter Conditions Allowance	1.00 ls	-	-	-	-	-	-	-	-		50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Sitework Allowance		/ls			/ls		/ls					50,000	/ls	50,000
	31-1000.999	Sitework Sub
		Sitework Sub Quote	1.00 ls	-	-	-	-	-	8,091,544.00 /ls	8,091,544	-		-	-	8,091,544.00 /ls	8,091,544
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		0.01 /ls	0	0.01 /ls	0
		Sitework Sub		/ls			/ls		/ls	8,091,544				0	/ls	8,091,544
	31-1100.050	Site Demolition
		Site Demolition Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Bituminous Pavement Removal	16,235.00 sy	-	-	-	-	-		0	-		/sy		/sy	0
		Sawcut Bituminous Pavement	2,073.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Curb Demolition	3,784.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Concrete Sidewalk Removal	16,385.00 sf	-	-	-	-	-		0	-		/sf		/sf	0
		Brick Paver Removal	240.00 sf	-	-	-	-	-		0	-		/sf		/sf	0
		Concrete Retaining Wall Demolition	78.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Piping Removal	2,289.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Cap Existing Sewer Line at Main	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Cap Existing Water Line at Main	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Fire Hydrant Removal	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Site Lighting Fixture Removal	38.00 ea	-	-	-	-	-	0.00 /ea	0	-		/ea		0.00 /ea	0
		Fence Removal	1,111.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Fence Removal/Relocation	304.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Bollard Removal	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Entry Sign Removal	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Sign/Post Removal	13.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Bike Rack Removal	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Bench/Table Removal	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Clear and Grub Landscaped Areas	44,092.00 sf	-	-	-	-	-		0	-		/sf		/sf	0
		Tree Removal	55.00 ea	-	-	-	-	-	0.00 /ea	0	-		/ea		0.00 /ea	0
		Site Demolition		/ls			/ls		/ls	1					/ls	1
	31-1100.410	Surveying
		SOE Surveying by Registered Surveyor	1.00 ls	-	-	-	-	-			-		15,000.00 /ls	15,000	15,000.00 /ls	15,000
		Surveying		/ls			/ls		/ls					15,000	/ls	15,000
	31-2213.110	Grading
		Grading Sub Quote	1.00 ls		/ch		-	-	0.01 /ls	0			-	-	0.01 /ls	0
		Grading		/cy			/cy		/cy	0					/cy	0
	31-2316.210	Structure Excavation

C.E. Floyd Company, Inc.	Spreadsheet Report	20
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Building Foundatoin Excavation and Backfill Sub Quote	1.00 ls		/ch		-	-	0.01 /ls	0			-	-	0.01 /ls	0
		Structure Excavation		/cy			/cy		/cy	0					/cy	0
	31-2316.220	Mass Site Excavation
		Transport and Dispose of Soil Sub Quote	1.00 ls		/ch		-	-	0.01 /ls	0			-	-	0.01 /ls	0
		Transport and Dispose of Type A - Natural & Fill Soil	74,000.00 tons		/ch		-	-	-	0			-	-	/tons	0
		Transport and Dispose of Type B-1 Soil	16,800.00 tons		/ch		-	-	-	0			-	-	/tons	0
		Transport and Dispose of Type B-3 Soil	800.00 tons		/ch		-	-	-	0			-	-	/tons	0
		Transport and Dispose of Type B-5 Soil	4,800.00 tons		/ch		-	-	-	0			-	-	/tons	0
		Mass Site Excavation		/cy			/cy		/cy	0					/cy	0
	31-2316.225	Contaminated Site Material Removal Allowance
		Final Soil Disposal Adjustment Contingency	1.00 ls		/mh		-	-	-	-	-		350,000.00 /ls	350,000	350,000.00 /ls	350,000
		Contaminated Site Material Removal Allowance		/cy			/cy		/cy					350,000	/cy	350,000
	31-2319.111	Dewatering Allowance
		Dewatering Contingency & Temporary Power Allowance	1.00 ls	-	-	-	-	-	-	-	-		50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Dewatering Allowance		/ls			/ls		/ls					50,000	/ls	50,000
	31-2319.120	Dewatering
		Dewatering Sub Quote	1.00 ls		/ls				0.01 /ls	0			-	-	0.01 /ls	0
		Dewatering		/ls			/ls		/ls	0					/ls	0
	31-2500.110	Temp Erosion Control
	31-2500.110	Temp Erosion Control
		Sedimentation and Erosion Control Sub Quote	1.00 ls		/ch				0.01 /ls	0			-	-	0.01 /ls	0
		Hay Bales/Silt Fence	1,160.00 lf		/ch				-	0			-	-	/lf	0
		Inlet Protection	23.00 ea		/ch				0.00 /ea	0			-	-	0.00 /ea	0
		Fire Hydrant Protection	2.00 ea		/ch				0.01 /ea	0			-	-	0.01 /ea	0
		Construction Entrance	2.00 ea		/ch				0.01 /ea	0			-	-	0.01 /ea	0
		Tree Protection	100.00 ea		/ch				-	0			-	-	/ea	0
		Temporary Sediment Trap	5,195.00 sf		/ch				-	0			-	-	/sf	0
		Temp Erosion Control		/sf			/sf		/sf	0					/sf	0
	31-3116.999	Rodent and Pest Control
		Rodent and Pest Control Sub Quote	1.00 ls	-	-	-	-	-	2,500.00 /ls	2,500	-		-	-	2,500.00 /ls	2,500
		Rodent and Pest Control		/ls			/ls		/ls	2,500					/ls	2,500
	31-4100.100	Sheetpiling Instrumentation
		Instrumentation & Monitoring (Dust/SOE/Cracks)	1.00 ls		/ch				-	-			30,000.00 /ls	30,000	30,000.00 /ls	30,000
		Sheetpiling Instrumentation		/ls			/ls		/ls					30,000	/ls	30,000
	31-4116.118	Sheetpiling Sub
		Steel Sheeting Earth Retention System Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Steel Sheeting Earth Retention System	37,610.00 sf	-	-	-	-	-		0	-		-	-	/sf	0

C.E. Floyd Company, Inc.	Spreadsheet Report	21
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Sheetpiling Sub		/ls			/ls		/ls	0					/ls	0
		EARTHWORK		/sf			/sf		/sf	8,094,046				495,000	/sf	8,589,046
32-0000.0 00		EXTERIOR IMPROVEMENTS
	32-1200.999	Paving Sub
		Bituminous Pavement/Miscellaneous Walkways Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Bituminous Driveway/Parking Lot	3,056.00 sy	-	-	-	-	-		0	-		-	-	/sy	0
		Bituminous Walkways	772.00 sy	-	-	-	-	-		0	-		-	-	/sy	0
		Vertical Granite Curbing	1,981.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Flush Granite Curbing	546.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Transition Granite Curbing	80.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Mountable Granite Curbing	24.00 lf	-	-	-	-	-	0.00 /lf	0	-		-	-	0.00 /lf	0
		Crushed Stone at Curb Break	4.00 cy	-	-	-	-	-	0.01 /cy	0	-		-	-	0.01 /cy	0
		Chip and Seal Walkway	4,096.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Pavement Markings/Striping	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Site Signage	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Paving Sub		/ls			/ls		/ls	1					/ls	1
	32-1313.100	Site Concrete
		Site Preparation Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Bituminous Driveway/Parking Lot Preparation	3,056.00 sy	-	-	-	-	-		0	-		-	-	/sy	0
		Bituminous Walkway Preparation	772.00 sy	-	-	-	-	-		0	-		-	-	/sy	0
		Concrete Sidewalk Preparation	9,395.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Site Furnishings Concrete Pad Preparation	1,067.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Permeable Pavers A Preparation	10,000.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Permeable Pavers B Preparation	800.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Precast Concrete Unit Pavers C Preparation	139.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Permeable Pavers D Preparation	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Permeable Pavers E Preparation	1,180.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Generator Concrete Pad Preparation	1,202.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Site Concrete		/sy			/sy		/sy	0					/sy	0
	32-1400.100	Granite
		Granite Post at Historic Fence Sub Quote	1.00 ls	-	-	-	-	-	16,563.00 /ls	16,563	-		/ls		16,563.00 /ls	16,563
		Granite Post at Historic Fence	8.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Granite		/sf			/sf		/sf	16,563					/sf	16,563
	32-1400.999	Unit Paving Sub
		Unit Paving Sub Quote	1.00 ls	-	-	-	-	-	344,158.00 /ls	344,158	-		-	-	344,158.00 /ls	344,158
		Permeable Pavers A on Stone Base	10,000.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Permeable Pavers B on Stone Base	800.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Precast Concrete Unit Pavers C on Concrete Pad	139.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Permeable Pavers D on Stone Base	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0

C.E. Floyd Company, Inc.	Spreadsheet Report	22
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Permeable Pavers E on Stone Base	1,180.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		ADA Brick Pavers	185.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Unit Paving Sub		/ls			/ls		/ls	344,158					/ls	344,158
	32-1640.120	Curbs- Granite
		Granite Seat Wall at Park Sub Quote	1.00 ls	-	-	-	-	-	83,573.00 /ls	83,573	-		-	-	83,573.00 /ls	83,573
		Granite Seat Wall at Park	168.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Curbs- Granite		/ea			/ea		/ea	83,573					/ea	83,573
	32-1723.100	Pavement Marking
		Parking Garage Pavement Marking Sub Quote	1.00 ls	-	-	-	-	-	14,700.00 /ls	14,700	-		-	-	14,700.00 /ls	14,700
		Parking Garage Pavement Marking - Parking Space	1,389.00 ea	-	-	-	-	-		0	-		-	-	/ea	0
		Parking Garage Pavement Marking - Parking Symbols	211.00 ea	-	-	-	-	-		0	-		-	-	/ea	0
		Parking Garage Pavement Marking - Hatched Striping Areas	29,123.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Pavement Marking		/lf			/lf		/lf	14,700					/lf	14,700
	32-3113.008	Temporary Chain Link Fencing
		Temporary Chain Link Fencing	2,659.00 lf	-	-	-	-	-	12.00 /lf	31,908	-		-	-	12.00 /lf	31,908
		Temporary Chain Link Fencing Gates	4.00 ea	-	-	-	-	-	750.00 /ea	3,000	-		-	-	750.00 /ea	3,000
		Temporary Chain Link Fencing		/lf			/lf		/lf	34,908					/lf	34,908
	32-3113.110	Ornamental Metal Fence
		Decorative Metal Fencing Refurbishing and Relocating Allowance	1.00 ls	-	-	-	-	-			-		50,000.00 /ls	50,000	50,000.00 /ls	50,000
		Decorative Metal Fencing Relocation and Refurbishing	534.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Ornamental Metal Fence		/lf			/lf		/lf	0				50,000	/lf	50,000
	32-3200.110	Site Landscaped Walls
		Modular Block Retaining Wall Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Site Landscaped Walls		/sf			/sf		/sf	0					/sf	0
	32-8000.999	Irrigation Sub
		Irrigation System Sub Quote	1.00 ls	-	-	-	-	-	110,751.00 /ls	110,751	-		-	-	110,751.00 /ls	110,751
		Irrigation Sub		/ls			/ls		/ls	110,751					/ls	110,751
	32-9000.999	Landscaping Sub
		Landscaping Sub Quote	1.00 ls	-	-	-	-	-	422,680.00 /ls	422,680	-		-	-	422,680.00 /ls	422,680
		Subcontractor Bond	1.00 ls	-	-	-	-	-			-		5,495.00 /ls	5,495	5,495.00 /ls	5,495
		Plantings - Shrubs, Perennials, & Ornamental/Evergreen/Deciduous Trees	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Furnish and Install Screened Plant Bed Loam	1,856.00 cy	-	-	-	-	-		0	-		-	-	/cy	0
		Furnish and Install Screen Lawn Loam	155.00 cy	-	-	-	-	-		0	-		-	-	/cy	0
		Fine Grade and Seed Lawn Areas	8,350.00 sf	-	-	-	-	-		0	-		-	-	/sf	0
		Bark Mulch	232.00 cy	-	-	-	-	-		0	-		-	-	/cy	0
		Landscaping Sub		/ls			/ls		/ls	422,680				5,495	/ls	428,175
	32-9413.110	Edging

C.E. Floyd Company, Inc.	Spreadsheet Report	23
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Steel Edging Sub Quote	1.00 ls	-	-	-	-	-	9,211.00 /ls	9,211	-		-	-	9,211.00 /ls	9,211
		Steel Edging	1,084.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Edging		/lf			/lf		/lf	9,211					/lf	9,211
		EXTERIOR IMPROVEMENTS		/sf			/sf		/sf	1,036,546				55,495	/sf	1,092,041
33-0000.0 00		UTILITIES
	33-0100.999	Site Utility Sub
		Site Electrical Excavation and Backfill Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Trench and Backfill - Electrical Service	544.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Electric Manhole	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		-	-	0.01 /ea	0
		Trench and Backfill - Tel/Data	638.00 lf	-	-	-	-	-		0	-		-	-	/lf	0
		Light Pole Bases	25.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Bollard Light Bases	22.00 ea	-	-	-	-	-	0.00 /ea	0	-		-	-	0.00 /ea	0
		Site Utility Sub		/ls			/ls		/ls	0					/ls	0
	33-0533.999	Gas Service Sub
		Gas Piping - Excavation and Backfill Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		-	-	0.01 /ls	0
		Gas Piping - Excavation and Backfill	43.00 lf	-	-	-	-	-	0.00 /lf	0	-		-	-	0.00 /lf	0
		Gas Service Sub		/ls			/ls		/ls	0					/ls	0
	33-1000.000	WATER DISTRIBUTION
		Water and Fire Protection Service Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		16" CLDI Water Service Piping	15.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		16" Water Service Gate Valve	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		16" x 6" Water Service Tee	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
	33-1000.000	WATER DISTRIBUTION
		Connect to Existing 16" Water Service Main with Couplings	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		10" CLDI Water Service Piping	30.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		10" Water Service Gate Valve	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		10" x 6" Water Service Tee	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		10" x 4" Water Service Tee	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Connect to Existing 10" Water Main with Couplings	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		8" x 6" Water Service Tee	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" CLDI Water Service Piping	400.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		6" CLDI Water Service Piping 45* Bends	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" CLDI Water Service Piping Post Indicating Vavle	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" Water Service Gate Valve	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" x 6" Water Service Tee	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" x 4" Water Service Tee	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Connect to Existing 6" Water Line with Couplings	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		4" CLDI Water Service Piping	114.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		4" Water Service Gate Valve	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0

C.E. Floyd Company, Inc.	Spreadsheet Report	24
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Connect to Existing 4" Domestic Water Service with Coupling	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		3" Copper Water Service Piping	59.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		3" Water Service Gate Valve	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Test Pit Location	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" CLDI Fire Protection Service Piping	149.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		6" Fire Protection Service Gate Valve	6.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" x 6" Fire Protection Service Tee	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Fire Hydrant	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		WATER DISTRIBUTION		/ls			/ls		/ls	1					/ls	1
	33-3000.000	PRECAST STRUCTURES
		Sanitary Sewer System Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Sewer Manhole	7.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		12" PVC Piping	16.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		Connect to Existing 12" Sewer Main with Couplings	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		8" PVC Piping	62.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Cap 8" PVC Piping for Future Use	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Connect to Existing 8" Sewer Main with Couplings	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6"PVC Piping	284.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Connect to Existing 6" Sewer Line	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		PRECAST STRUCTURES		/ls			/ls		/ls	0					/ls	0
	33-4000.000	STORM DRAINAGE
		Storm Drainage System Sub Quote	1.00 ls	-	-	-	-	-	0.01 /ls	0	-		/ls		0.01 /ls	0
		Subsurface Detention System P1A (10 Chambers)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1A Access Manholes	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1B (14 Chambers)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1B Access Manholes	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1C (60 Chambers)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1C Access Manholes	8.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1E (28 Chambers)	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Subsurface Detention System P1E Access Manholes	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		8,000 Gallon Corrugated Water Tanks	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Drainage Manholes	27.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Water Quality Inlets	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Water Quality Units	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Outlet Control Structures	4.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Catch Basins	12.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Area Drains	18.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Phosphorous Removal Units	3.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Oil/Grease Interceptor	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0

C.E. Floyd Company, Inc.	Spreadsheet Report	25
	E16034 West Garage	11/16/2016 10:45 AM

Group	Phase	Description	Takeoff Quantity	Labor Cost/Unit	Labor Price	Labor Amount	Material Cost/Unit	Material Amount	Sub Cost/Unit	Sub Amount	Equip Amount	Other Conv Factor	Other Price	Other Amount	Total Cost/Unit	Total Amount	Location
		Flared End Structure	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Connect to Existing Drainage Manhole	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		24" HDPE Piping	40.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		18" HDPE Piping	415.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
	33-4000.000	STORM DRAINAGE
		15" HDPE Piping	112.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		12" HDPE Piping	1,086.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		10" HDPE Piping	16.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		8" HDPE Piping	6.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		Connect to Existing 8" Drain Line	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Connect to Existing 8" Roof Drain Line	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		6" HDPE Piping	219.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		4" HDPE Piping	21.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		Connect to Existing 4" Drain Line	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		18" PVC Piping	47.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		16" Ductile Iron Piping	19.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		16" Water Gate Valve	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		12" Ductile Iron Piping	5.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		6" Ductile Iron Piping	28.00 lf	-	-	-	-	-	0.00 /lf	0	-		/lf		0.00 /lf	0
		4" Ductile Iron Piping	58.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		15" Cast Iron Rain Leader Piping	9.00 lf	-	-	-	-	-	0.01 /lf	0	-		/lf		0.01 /lf	0
		Connect to Existing 4" Cast Iron Rain Leader	2.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Ductile Iron Piping Wye Connection	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Roof Drain Connectors	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Roof Drain Boots	5.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Trench Drain Detention System	391.00 sf	-	-	-	-	-		0	-		/sf		/sf	0
		Trench Drain	75.00 lf	-	-	-	-	-		0	-		/lf		/lf	0
		Rainstor3 Drainage Unit	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		Test Pits	1.00 ea	-	-	-	-	-	0.01 /ea	0	-		/ea		0.01 /ea	0
		STORM DRAINAGE		/lf			/lf		/lf	2					/lf	2
		UTILITIES		/sf			/sf		/sf	3					/sf	3

Estimate Totals
Description	Amount	Totals	Hours	Rate	Cost Basis Cost per Unit		Percent of Total
Labor	259,985		12,156.357 hrs			0.561	/sf	0.65%
Material	249,094					0.538	/sf	0.62%
Subcontract	33,500,548					72.301	/sf	83.63%
Equipment	128,679		21,671.714 hrs			0.278	/sf	0.32%
Other	2,971,928					6.414	/sf	7.42%
From the Spreadsheet	37,110,234	37,110,234				80.091	/sf	92.64
Construction Contingency	742,205			2.000%	T	1.602	/sf	1.85%

C.E. Floyd Company, Inc.	Spreadsheet Report	26
	E16034 West Garage	11/16/2016 10:45 AM

MA Sales Tax	23,611		6.250%	C	0.051	/sf	0.06%
Gen'l, Prof, & Pollution Liab.	560,806		1.400%	T	1.210	/sf	1.40%
Building Permit	548,600			L	1.184	/sf	1.37%
Overhead & Fee	1,072,100		2.750%	T	2.314	/sf	2.68%
Total		40,057,556			86.452	/sf

Exhibit ‘F’ – Project Baseline Schedule and Narrative

C.E. Floyd Company, Inc. | Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule | 10/28/16 15:53

Athenahealth West Garage - Contract Baseline		432	05/19/16 A	02/11/18	-21
West Garage		432	05/19/16 A	02/11/18	-21
Municipal and State Review & Approval		141	06/03/16	12/23/16	168
M1000	Apply to Renew Ex. RGP	1	06/03/16*	06/03/16	0
M1010	Review and Approve RGP	19	06/06/16	06/30/16	0
M1020	MEPA Filing Submission	1	06/30/16	06/30/16*	0
M1030	MEPA Review of NPC or EENF	45	07/01/16	09/02/16	158
M1040	Finalize Water Analysis	8	07/01/16	07/13/16	86
M1050	Submit Historic Comm. Filing	1	07/11/16	07/11/16	49
M1060	Conservation Comm. Filing	1	07/11/16	07/11/16	27
M1070	Historic Comm. Hearing/Approval	20	07/12/16	08/08/16	49
M1080	Conservation Comm. Hearing/Approval	20	07/12/16	08/08/16	27
M1090	Planning Bd Mtg #1: Master Plan Review	1	07/14/16*	07/14/16	17
M1100	Planning Bd Mtg #2: Master Plan Approval	1	07/19/16*	07/19/16	15
M1110	Appeal Period	24	07/20/16	08/22/16	39
M1120	Issue Draft RGP	1	08/01/16*	08/01/16	0
M1130	EPA Review of RGP Draft	20	08/02/16	08/29/16	73
M1140	Site Plan Mtg Filing Date	1	08/09/16*	08/09/16	43
M1150	Conservation Comm. Appeal Period	24	08/09/16	09/12/16	27
M1160	Public Information Meeting Notification	10	08/10/16*	08/23/16	0
M1170	Site Plan Review Committee Mtg #1	1	08/24/16*	08/24/16	33
M1180	Public Information Meeting	1	08/24/16	08/24/16	33
M1190	Submit RGP Renewal Application	1	08/30/16	08/30/16	73
M1200	EPA Review of RGP Application	10	08/31/16	09/14/16	73
M1210	MEPA Preparation of FEIR	30	09/06/16	10/17/16	158
M1220	Planning Bd Filing	1	09/14/16*	09/14/16	20
M1230	Planning Board Meeting	1	10/13/16*	10/13/16	0
M1240	Review of FEIR	45	10/18/16	12/22/16	158
M1250	Issuance of Final MEPA Certificate	1	12/23/16	12/23/16	158
Design & Document Preparation		102	05/19/16 A	10/12/16	3
DD1000	Project Kick-Off Meeting	1	05/19/16 A	05/19/16 A	
DD1010	Submit 50% D/D Fdn Design Geotech	5	05/23/16	05/27/16	-2
DD1020	Complete Full Site Survey	28	05/23/16	06/30/16	0
DD1030	Issue 50% Civil Documents	28	05/23/16	06/30/16	0
DD1040	Complete SOE Design Recommendations	15	05/31/16	06/20/16	8
DD1050	Complete 100% D/D PC Garage/Fdn Docs	28	05/31/16	07/08/16	-2
DD1060	Issue 100 % D/D Arch. Docs	28	05/31/16	07/08/16	-2
DD1070	Issue 100% D/D MEP/FP Docs	28	05/31/16	07/08/16	-2
DD1080	Complete Soil Classif/Mgmt Plan	15	05/31/16	06/20/16	6
DD1090	Issue 100% Civil Documents	15	07/01/16	07/22/16	0

- Actual Work
- Remaining Work
- Critical Remaining Work
- ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

C.E. Floyd Company, Inc. | Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule | 10/28/16 15:53

DD1100	Complete Dewatering Design Recommendations	5	07/01/16	07/08/16	0
DD1110	Complete PC Garage/Fdn CD's	44	07/11/16	09/09/16	17
DD1120	Issue Garage Architectural/MEP/FP CD's	44	07/11/16	09/09/16	-2
DD1130	Comp. 100% Environments Documents	10	07/11/16	07/22/16	0
DD1140	Issue CD Landsc & Hardscape Docs	10	07/26/16	08/08/16*	0
DD1150	Issue Draft RGP	1	07/29/16*	07/29/16	0
DD1160	EPA Review RGP Draft	20	08/01/16	08/26/16	14
DD1170	Issue 100% Landscape and Hardscape Docs.	23	08/09/16	09/09/16	17
DD1180	Modify 100% Civil Documents	5	08/10/16*	08/16/16	0
DD1190	Submit RGP Renewal Application	1	08/29/16	08/29/16	14
DD1200	EPA Review of RGP Application	10	08/30/16	09/13/16	14
DD1220	Issue SWPPP Documents	10	09/29/16	10/12/16	3
PreConstruction - Final Pricing & Awards		**113**	**07/11/16**	**12/19/16**	**161**
Pcon100	Bid/Price PC Garage/Fdns/Rebar	15	07/11/16	07/29/16	4
Pcon101	D/D Estimate Gen'l Trades	15	07/11/16	07/29/16	2
Pcon102	Bid/Price Site Work/SOE/Grd Water Discharge	12	07/25/16	08/09/16	0
Pcon103	Approve Precast Pricing	5	08/01/16	08/05/16	4
Pcon104	Review/Approve D/D Estimate	5	08/01/16	08/05/16	2
Pcon105	Award Precast Garage	37	08/08/16	09/29/16	4
Pcon107	Approve Site Work/SOE Pricing	2	08/10/16	08/11/16	0
Pcon108	Award SOE & Grd Water Discharge	33	08/12/16	09/28/16	0
Pcon109	Award Site Work	30	08/17/16	09/28/16	0
Pcon110	GMP Estimate for Gen'l Trades	30	09/12/16	10/21/16	19
Pcon111	LSP Opinion Lots/Waste Facility Approval	30	09/29/16	11/09/16	0
Pcon112	Sub/Rev/Approve SOE Design	20	09/29/16	10/26/16	0
Pcon113	Final Price PC Garage	3	09/29/16	10/03/16	4
Pcon114	Finalize Dewatering Design	10	09/29/16	10/12/16	53
Pcon117	File for NPDES Permit	2	10/13/16	10/14/16	3
Pcon119	Secure Grd Water Disch Permit	10	10/13/16	10/26/16	53
Pcon115	Mobilize Site	1	10/14/16	10/14/16	2
Pcon116	Survey Site Control & Bench Mark	5	10/14/16	10/20/16	4
Pcon121	Install SWPPP Measures	5	10/17/16	10/21/16	3
Pcon122	Mobilize Site Equipment	5	10/17/16	10/21/16	3
Pcon123	Relocate Ex Loading Dock to Bldg 39	5	10/17/16	10/21/16	2
Pcon120	File/secure Building Permit Documents	40	10/21/16	12/19/16	161
Pcon124	Final Price Fdns & Rebar	5	10/24/16	10/28/16	23
Pcon126	Submit GMP Estimate for Approval	5	10/24/16	10/28/16	34
Pcon125	Site Demo & Clearing	10	10/27/16	11/09/16	6

- Actual Work
- Remaining Work
- Critical Remaining Work
- ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

C.E. Floyd Company, Inc. | Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule | 10/28/16 15:53

Pcon118	Award Rebar	1	10/31/16	10/24/16	23
Pcon127	Commence Soil Excavations & SOE	1	11/10/16	11/10/16	0
Construction		340	09/29/16	03/11/18	-21
Milestones		[illegible]	10/17/16	03/11/18	-21
A1075	Site Mobilization	0	10/17/16		3
A1080	Start Mass Excavation	0	11/18/16		156
A1090	Start SOE	0	12/13/16		156
A1110	Start Foundations	0	02/24/17		129
A1120	Start Precast	0	05/22/17		61
A1130	Start Elevator	0	06/05/17*		52
A1140	Demobilize Crane	0		09/18/17	58
A1150	Final Inspections	0		01/18/18	0
A1160	Life Safety Inspection	0		01/18/18	0
A1170	C of O/Substantial Completion	0		01/11/18	0
A1180	Liquidated Damages	0	01/26/18*		-34
A1190	Final Turnover & Demobilize	0		03/11/18*	-30
Subcontractor Procurement		148	09/29/16	05/09/17	[illegible]
A1000	LSP Approval Letters	30	09/29/16	11/09/16	1
A1010	Dewatering Design & Approvals	40	09/29/16	11/23/16	33
A1020	SOE Design & Approvals	30	09/29/16	11/09/16	21
A1030	Precast Design and Approvals	60	10/04/16	12/30/16	4
A1040	Exterior Skin Shops/Approvals/Fab	120	10/24/16	04/24/17	19
A1050	Bridge Shops/Approvals/Fab	100	10/24/16	03/27/17	39
A1060	Elevator Shops/Approvals/Fab	100	10/31/16	04/03/17	34
A1070	Rebar Shops/Approvals/Fab	50	11/04/16	01/16/17	23
A1100	Precast Fabrication	85	01/03/17	05/08/17	4
Site Work		296	10/17/16	12/21/17	1
Mobilization		16	10/17/16	11/07/16	3
A5000	Site Fence/Gates/Signage	5	10/17/16	10/21/16	3
A5010	Site Trailer & Temp Power	5	10/17/16	10/21/16	3
A5030	Site Survey & Baseline Control	5	10/17/16	10/21/16	3
A5040	Mobilize Site Equipment	2	10/17/16	10/18/16	3
A5050	SWPPP Implementation	3	10/19/16	10/21/16	3
A5060	Prepare Entry Off School Street	3	10/19/16	10/21/16	3
A5070	Site Demo & Make Safe	3	10/24/16	10/26/16	3
A5080	Site Clearing and Grubb	3	10/27/16	10/31/16	3
A5090	Strip & Dispose of Asphalt	5	11/01/16	11/07/16	3
SOE/Soil Removal/Pad Prep		218	11/15/16	10/02/17	59
A5100	Precut & Bench Building Pad for Sheeting	15	11/11/16	12/05/16	0
A5110	Prebench Sheeting	10	11/29/16	12/12/16	0
A5130	Sheeting	25	12/13/16	01/20/17	0

Award Rebar
Commence Soil Excavations & SOE
Site Mobilization
Start Mass Excavation
Start SOE
Start Foundations
Start Precast
Start Elevator
Demobilize Crane
Final Inspections
Life Safety Inspection
C of O/Substantial Completion
Liquidated Damages
LSP Approval Letters
Dewatering Design & Approvals
SOE Design & Approvals
Precast Design and Approvals
Exterior Skin Shops/Approvals/Fab
Bridge Shops/Approvals/Fab
Elevator Shops/Approvals/Fab
Rebar Shops/Approvals/Fab
Precast Fabrication
Site Fence/Gates/Signage
Site Trailer & Temp Power
Site Survey & Baseline Control
Mobilize Site Equipment
SWPPP Implementation
Prepare Entry Off School Street
Site Demo & Make Safe
Site Clearing and Grubb
Strip & Dispose of Asphalt
Precut & Bench Building Pad for Sheeting
Prebench Sheeting
Sheeting

- Actual Work
- Remaining Work
- Critical Remaining Work
- ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

C.E. Floyd Company, Inc. | Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule | 10/28/16 15:53

A5140 Army Review & Sign Off	10	12/13/16	12/28/16	0
A5150 Mass Excavation	30	12/29/16	02/14/17	0
A5160 Dewatering System & Sumps	8	01/13/17	01/25/17	2
A5170 Foundation Prep	25	01/30/17	03/09/17	0
A5175 SI - Soil Compaction	20	01/30/17	03/01/17	36
A5200 Prep SOG	10	04/25/17	05/08/17	0
A5210 Prepare Crane Access & Pads	3	05/16/17	05/18/17	0
A5220 Foundation Backfill	20	06/07/17	07/05/17	13
A5290 Remove Crane Pads	10	09/19/17	10/02/17	59
Site Utilities	**262**	**10/24/16**	**11/13/17**	**36**
A5020 Bldg 39 Generator Relocation Scope	30	10/24/16	12/06/16	2
A5025 Bldg 39 Generator Scope Complete	0		12/09/16*	0
A5180 Plumbing & Electrical Underground	10	04/11/17	04/24/17	0
A5190 Water Systems	30	04/25/17	06/06/17	81
A5230 Sewer Systems	20	06/07/17	07/05/17	81
A5120 Bldg 311 Generator Relocation Scope	40	07/06/17	08/30/17	41
A5240 Electrical Ductbank Systems	20	07/06/17	08/02/17	13
A5250 Intersection Work	20	08/03/17	08/30/17	13
A5260 Oil/Water Separator	5	09/14/17	09/20/17	69
A5270 Stormwater Systems	40	09/19/17	11/13/17	29
A5350 Irrigation Cisterns	5	09/21/17	09/27/17	69
Site Finish	**79**	**08/31/17**	**12/21/17**	**13**
A5280 Site Retaining Walls & CIP Concrete	20	08/31/17*	09/28/17	13
A5310 Site Grading	20	09/29/17	10/26/17	13
A5320 Hardscapes	25	10/27/17	12/01/17	16
A5330 Landscaping	35	10/27/17	12/15/17	13
A5340 Asphalt Paving	7	12/04/17	12/12/17	16
A5350 Line Striping & Signage	4	12/18/17	12/21/17	13
[illegible]	**[illegible]**	**[illegible]**	**[illegible]**	**[illegible]**
A6000 Rebar Delivery	1	02/23/17	02/23/17	0
A6010 Perimeter Footings	20	02/24/17	03/27/17	0
A6020 Under Ftg/Slab Waterproofing	40	02/24/17	04/24/17	0
A6005 SI - Rebar & Concrete	50	02/24/17	05/08/17	5
A6030 Foundation Walls	48	03/07/17	05/15/17	0
A6040 Elevator Pit Ftg & Walls	15	03/07/17	03/29/17	18
A6050 Interior Footings	20	03/28/17	04/24/17	0
A6070 Precast Anchor Rod & Embed Survey	5	05/09/17	05/15/17	0
A6060 Place Perimeter SOG	5	05/09/17	05/15/17	0
A6080 Build Crane	4	05/16/17	05/19/17	0

Army Review & Sign Off
Mass Excavation
Dewatering System & Sumps
Foundation Prep
SI - Soil Compaction
Prep SOG
Prepare Crane Access & Pads
Foundation Backfill
Remove Crane Pads
Bldg 39 Generator Relocation Scope
Bldg 39 Generator Scope Complete
Plumbing & Electrical Underground
Water Systems
Sewer Systems
Bldg 311 Generator Relocation Scope
Electrical Ductbank Systems
Intersection Work
Oil/Water Separator
Stormwater Systems
Irrigation Cisterns
Site Retaining Walls & CIP Concrete
Site Grading
Hardscapes
Landscaping
Asphalt Paving
Line Striping & Signage
Rebar Delivery
Perimeter Footings
Under Ftg/Slab Waterproofing
SI - Rebar & Concrete
Foundation Walls
Elevator Pit Ftg & Walls
Interior Footings
Precast Anchor Rod & Embed Survey
Place Perimeter SOG
Build Crane

Actual Work
Remaining Work
Critical Remaining Work
◆ ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

C.E. Floyd Company, Inc.

Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule

10/28/16 15:53

A6035	Foundation Waterproofing	15 05/16/17	06/06/17	12
A6110	Precast Erection	80 05/22/17	09/13/17	0
A6115	SI - precast	90 05/22/17	09/27/17	59
A6160	Exterior Skin	50 06/09/17	10/18/17	47
A6170	Precast Detailing - Welding & Caulking	30 08/16/17	09/27/17	59
A6200	Roofing	15 08/16/17	09/06/17	5
A6210	Exterior CW Systems	25 08/16/17	09/20/17	67
A6220	Breakdown Crane	3 09/14/17	09/18/17	29
A6230	Masonry	25 09/14/17	10/18/17	47
A6240	Precast CIP Topping Slabs	20 09/14/17	10/11/17	19
A6235	SI - Masonry	20 09/21/17	10/18/17	58
A6250	Planter Boxes	10 09/28/17	10/11/17	59
Bridge to 311		103 05/08/17	10/02/17	30
A6090	Temp Protection	3 05/08/17*	05/10/17	30
A6100	Build Scaffold Platform	8 05/11/17	05/22/17	30
A6120	Selective Demo at 311	12 05/23/17	06/08/17	30
A6130	Structural at 311	15 06/09/17	06/29/17	30
A6135	SI - Structural Steel	25 06/09/17	07/14/17	35
A6140	Erect Bridge	15 06/30/17	07/21/17	30
A6150	Bridge/311 CW & Roofing	20 07/24/17	08/18/17	30
A6160	Bridge/311Framing and MEP/FP Rough	15 08/21/17	09/11/17	30
A6190	Bridge/311 Finishes	15 09/12/17	10/02/17	30
Elevator		[illegible]	[illegible]	52
A7000	Deliver Elevators	1 06/05/17	06/05/17	52
A7010	EMR	5 06/06/17	06/12/17	52
A7020	Build Elevator 1	35 06/13/17	08/01/17	52
A7030	Build Elevator 2	35 07/19/17	09/06/17	52
A7040	Start-Up & Test Elevators	10 09/07/17	09/20/17	52
Interior Framing/Rough/Finish		[illegible]	[illegible]	0
A8000	Interior LGMF	10 08/30/17	09/13/17	0
A8010	Interior Misc Metals Rails	20 09/14/17	10/11/17	29
A8020	Plumbing Rough	40 09/14/17	11/08/17	0
A8030	Electrical Rough	50 09/14/17	11/22/17	0
A8040	Fire Protection Rough	15 09/14/17	10/04/17	36
A8050	Mechanical Rough	15 09/14/17	10/04/17	25
A8060	2 Coat SOG & Precast Deck Sealer	10 10/12/17	10/25/17	19
A8070	Line Striping	5 10/26/17	11/01/17	18
A8080	Signage	6 11/02/17	11/13/17	18
A8090	CO & FA Systems	20 11/09/17	12/08/17	2

Foundation Waterproofing
Precast Erection
SI - precast
Exterior Skin
Precast Detailing - Welding & Caulking
Roofing
Exterior CW Systems
Breakdown Crane
Masonry
Precast CIP Topping Slabs
SI - Masonry
Planter Boxes
Temp Protection
Build Scaffold Platform
Selective Demo at 311
Structural at 311
SI - Structural Steel
Erect Bridge
Bridge/311 CW & Roofing
Bridge/311 Framing and MEP/FP Rough
Bridge/311 Finishes
Deliver Elevators
EMR
Build Elevator 1
Build Elevator 2
Start-Up & Test Elevators
Interior LGMF
Interior Misc Metals Rails
Plumbing Rough
Electrical Rough
Fire Protection Rough
Mechanical Rough
2 Coat SOG & Precast Deck Sealer
Line Striping
Signage
CO & FA Systems

- Actual Work
- Remaining Work
- Critical Remaining Work
- ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

C.E. Floyd Company, Inc. | Athena Arsenal LLC - Preconstruction & Construction Baseline Schedule | 10/28/16 15:53

A8100	MEP/FP Finishes	25	11/09/17	12/14/17	0
A8110	Rough Inspections	3	11/09/17	11/13/17	0
A8120	Drywall, Tape & Sand	10	11/14/17	11/28/17	0
A8140	Prime & Finish Paint	10	11/29/17	12/12/17	0
A8150	Interior CW Entrances & Storefronts	15	12/08/17	12/27/17	0
A8160	Lobby Flooring	10	12/06/17	12/19/17	5
A8130	Set Generator on Roof	5	12/15/17	12/21/17	0
A8170	Final Clean & Punch	10	12/28/17	01/10/18	0
Start Up/Testing/Inspections		78	09/21/17	01/11/18	0
A9000	Elevator	5	09/21/17	09/27/17	62
A9010	CO System	5	12/06/17	12/14/17	2
A9020	Fire Alarm	5	12/08/17	12/14/17	2
A9030	Plumbing	6	12/15/17	12/22/17	4
A9040	Electrical	6	12/15/17	12/27/17	2
A9050	Generator	6	12/22/17	12/29/17	0
A9060	Emergency & Life Safety	8	01/02/18	01/11/18	0
Building 2		307	06/07/16	08/31/17	90
Building 2 Municipal Review		59	08/09/16	10/31/16	256
Building 2 Design & Document Preparation		154	06/07/16	01/17/17	220
Building 2 Preconstruction		293	06/09/16	08/31/17	90

MEP/FP Finishes
Rough Inspections
Drywall, Tape & Sand
Prime & Finish Paint
Interior CW Entrances & Storefronts
Lobby Flooring
Set Generator on Roof
Final Clean & Punch
Elevator
CO System
Fire Alarm
Plumbing
Electrical
Generator
Emergency & Life Safety

- Actual Work
- Remaining Work
- Critical Remaining Work
- ◆ Milestone

Athena West Garage - Baseline Schedule, Rev 0

Watertown, MA

Date	Revision	Checked	Approved
10/28/16	Baseline Schedule, Rev 0	PD	BW

West Garage Job #16-007
October 28, 2016

Baseline Schedule Narrative, Rev 0

INTRODUCTION
The attached schedule is the baseline construction master schedule for the Athena West Garage Project. This project is a 7 story, 464,000 sf precast parking located on the West end of the athenahealth campus. The scope of work includes extensive site work including removal of 65,000 yards of contaminated soils, deep excavations, SOE sheeting, site utilities, site finishes and landscaping. The structure consists of CIP foundations, underslab utilities, precast concrete parking decks, 2 elevators, 3 stairwells, an aluminum exterior screening system and an overhead bridge that connects to the existing building 311.
To help show this work our baseline Schedule is broken down into the following Work Breakdown Structures: Permit Approvals, Design & Document Prep, Preconstruction, Project Milestones, Subcontractor Procurement, Site Work, Structure & Envelope, Bridge to 311, Elevator, Interior Framing/Rough/Finish and Start-up/Testing/Inspections.
Sitework is then broken down further into: Mobilization, SOE/Soils/Fnd Prep, Site Utilities and Site Finishes.
Along with the Work Breakdown Structure and the detailed Construction Activities we have shown graphically a winter conditions curtain.

APPROACH TO SCHEDULING
C.E. Floyd Company has developed the baseline schedule based on input from the design team, direction from the Owner, input from subcontractors and through detailed study of the construction documents and sequence required to execute the work most efficiently.
The Baseline Schedule and it’s WBS’s will be broken down into more detailed Breakout Schedules through detailed schedule and sequence review meetings with trade subcontractors. The baseline Schedule will be updated on a monthly basis or more if required to accurately track the progress of the project. Updates will be based on activities start dates, completion dates and percent complete calculations. Along with Baseline and Breakout Schedules C.E. Floyd will utilize the use of 3 Week Look Ahead Schedules developed by our Project Superintendent to schedule and track activities on a day to day and week to week basis.

1

C.E. Floyd Company plans to work from North to South with soil excavation, foundations and precast. We plan to sequence in the other trades as shown through our start to start with positive lag relationships. The first 5 months will consist of deep excavations, foundations and site utilities. The next 5 months will consist of precast erection, misc site and concrete activities and the start of elevator install and other interior activities. The final 5 months will consist of precast detailing and completion, all interior roughs, finishes, start-up, inspections and site finishes.

CRITICAL PATH
As shown on our baseline Schedule the Critical Path for this project runs through approvals, procurement, LSP approval letters, Mass Excavation, SOE, foundation prep, waterproofing, concrete foundations, SOG prep, precast, LGM framing, MEP rough, finishes, start-up and inspections.

MILESTONES
Milestones are tracked and forecasted during each schedule update. Milestone Chart

Activity	Original Date	Current Date	Forecasted	Variance	Type
Site Mobilization	10/17/2016				Start
Start Mass Excavation	11/11/2016				Start
Start SOE	12/13/2016				Start
Start Foundations	2/24/2017				Start
Start Precast	5/22/2017				Start
Start Elevator	6/5/2017				Start
Demobilize Crane	9/18/2017				Finish
CO/Substantial Completion	1/11/2018				Finish
Final Completion & Turnover	2/11/2018				Finish

Milestone Notes
Baseline Schedule no activities updated.

2

PROJECT CALENDAR
The Baseline Schedule is based on an 8 hour-5 day work week with the 6 standard Federal Holiday’s shown as non-work days. Basic winter conditions have been taken into account by allowing for 7 days as non-work days thru the months of December, January, February and March.
This is the same basis the Breakout Schedules would be created with.
The Project baseline schedule and Breakout Schedules will also be created with the ability to assign separate calendars to individual activities to show constraints that the activity might have such as spring and fall plantings, backfill requirements and Town restrictions, however no such calendars have been added at this time. We will also have the ability to impose more stringent scheduling requirements to activities that may fall behind schedule such as 10 hour-6 day work week. Activity calendars that change during the course of schedule updating are identified on each schedule update narrative.

CONSTRAINTS, LAGS and RELATIONSHIPS

We have some constraints within the baseline schedule most of which are in the DD and Municipal WBS’s based on town requirements. Three activities within the Construction WBS have start constraints. Those activities are A1130, A5280 and A6090 all of which are based on an anticipated status of the precast erection at those dates. We have 210 activities and 326 relationships. We have tried to minimize lag but where required to accurately show concurrent activities we have start to start relationships with positive lag.

RESOURCE ALLOCATION

We have not allocated or tied any activities to resources at this time and we do not plan to at any point during the project.

SCHEDULE UPDATE NOTES
Proposal Schedule no activities or calendars updated.

3

Exhibit “G”
athenahealth – West Garage, Watertown, MA
Contractor’s Personnel Rates
Standard Stipulated Project Charging Rates

The following C.E. Floyd Company Standard Stipulated Charging Rates are the charging rates for project work and shall be utilized with the appropriate paragraph of Contract Agreements.

1.
Supervisory and administrative personnel will be reimbursed at the following rates for hours worked on this project, whether at the project site or home office. These rates include all benefits, payroll taxes and payroll insurance.

		2016	2017
Ù	Project Executive	$184.00 / hr	$193.00 / hr
Ù	Field Operations Manager	$153.00 / hr	$161.00 / hr
Ù	Safety Director	$125.00 / hr	$131.00 / hr
Ù	Senior Project Manager	$148.00 / hr	$155.00 / hr
Ù	Project Superintendent	$128.00 / hr	$134.00 / hr
Ù	Asst. Project Superintendent	$79.00 / hr	$ 83.00 / hr
Ù	Senior Estimator	$130.00 / hr	$137.00 / hr
Ù	Project Engineer	$89.00 / hr	$ 93.00 / hr
Ù	Project Accounting	$66.00 / hr	$ 69.00 / hr

2.
Hourly labor will be reimbursed at actual hourly pay rates plus 56% of gross pay for payroll taxes, worker’s compensation, vacation, holidays, and 401K. Benefits will be reimbursed at the rate of $13.02 per hour for health and dental Insurance, disability/life insurance and training.

3.	The cost for general liability, professional, pollution and auto insurance will be reimbursed at the rate of $14.00 per thousand dollars of the Contract Sum.

4.	The above rates are valid through December 31, 2017; we reserve the right to review and adjust our rates for the
2018 calendar year,

.

EXHIBIT "H"

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 9 /13/2016
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder Is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER THE ROWLEY AGENCY INC. 45 Constitution Avenue P. O. Box 511 Concord NH 03302-0511			CONTACT NAME: Scott Dearden
			PHONE (A/C. No. Ext): (603) 224-2562	FAX (A/C. No): (603) 224-8012
			E-MAIL ADDRESS:	sdearden@rowleyagency.com
			INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :Continental Western Insurance
INSURED			INSURER B :Acadia Insurance Company		31325
C.E. Floyd Company, Inc.			lNSURER C :
135 South Road			lNSURER D:
INSURER E:
Bedford	MA	01730-2307	INSURER F:

COVERAGES	CERTIFICATE NUMBER:2016-2017 All Lines	REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE						ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	X					COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE			$1,000,000
A			CLAIMS-MADE		X	OCCUR				3/24/2016	3/24/2017	DAMAGE TO RENTED PREMISES (Ea occurrence)			250 , 000
	X	CG0001										MED EXP (Any one person)			$5,000
									CPA010847122			PERSONAL & ADV INJURY			$1,000,000
	GEN’L AGGREGATE LIMIT APPLIES PER:											GENERAL AGGREGATE			$2,000,000
		POLICY	X	PROJECT	X	LOC						PRODUCTS - COMP/OP AGG			$2,000,000
		OTHER:													$
	AUTOMOBILE LIABILITY											COMBINED SINGLE LIMIT (Ea accident)			1 ,000,000
	X	ANYAUTO										BODILY INJURY (Per person)			$
B		ALL OWNED AUTOS			SCHEDULED AUTOS				MAA010847222	3/24/ 2016	3/ 24/2017	BODILY INJURY (Per accident)			$
	X	HIRED AUTOS		X	NON-OWNED AUTOS							PROPERTY DAMAGE (Per accident)			$

	X	UMBRELLA LIAB		X	OCCUR							EACH OCCURRENCE			$10,000,000
B		EXCESS LIAB			CLAIMS-MADE							AGGREGATE			$10,000,000
		DED	X	RETENTION$		0			CUA010847522	3/24/2016	3/24/2017				$
	WORKERS COMPENSATION								3A States: MA,RI,CT,NH			X	PER STATUTE	OTHER
	AND EMPLOYERS' LIABILITY					Y/N						E.L. EACH ACCIDENT			$1,000,000
	ANY PROPRIETOR/PARTNER/ EXECUTIVE OFFICER/ MEMBER EXCLUDED?					N	N/A					E L. DISEASE - EA EMPLOYEE			$1,000,000
B	(Mandatory In NH)								WCA028942717	3/24/2016	3/24/2017	E.L. DISEASE- POLICY LIMIT			1, 000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below
A	Installation Floater								CI?A010847l22	3/24/2016	3/24/2017	$1 ,000 Deductible			$250,000
	Leased/Rented Equipment											$1,000 Deductible			$250,000

DESCRIPTION OF OPERATIONS I LOCATIONS I VEHICLES (ACORD 101, Additional Remark& Schedule, may be attached If more space Ia required)
Description of Project Work:
Construction of new parking garage, associated site development and site utility work. The project includes construction of a pedestrian bridge connection to the existing Building #311 Arsenal Street. Also included is the west end of Building 339 Generator Pad / Retaining Wall.
Additional insureds with respects to General Liability when required by written contract.
athenahealth; Owner's Rep. : PMA Consultants;
Designer : Walker Parking Consultants/Engineers , Inc.

CERTIFICATE HOLDER	CANCELLATION
Athena Arsenal, LLC 311 Arsenal Street Watertown, MA 02472	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE
	Scott Dearden/SD	/s/Scott M Dearden
© 1988-2014ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)	The ACORD name and logo are registered marks of ACORD
INS025 (201401)

EXHIBIT "H"

COMMENTS/REMARKS
Consulting Architect : Charles Rose Architects
OFREMARK	COPYRIGHT 2000, AMS SERVICES INC.

EXHIBIT "H"

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 9/13/2016
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder In lieu of such endorsement(s).

PRODUCER THE ROWLEY AGENCY INC. 45 Constitution Avenue P. O. Box 511 Concord NH 03302-0511			CONTACT NAME: Scott Dearden
			PHONE (A/C. No. Ext): (603) 224-2562	FAX (A/C. No): (603) 224-8012
			E-MAIL ADDRESS:	sdearden@rowleyagency.com
			INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A : The North River Insurance Company
INSURED			INSURER B :
C.E. Floyd Company, Inc.			lNSURER C :
135 South Road			lNSURER D:
INSURER E:
Bedford	MA	01730-2307	INSURER F:

COVERAGES	CERTIFICATE NUMBER·16-17 Excess Umb	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE					ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	COMMERCIAL GENERAL LIABILITY										EACH OCCURRENCE		$
			CLAIMS-MADE		OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)		$
											MED EXP (Any one person)		$
											PERSONAL & ADV INJURY		$
	GEN’L AGGREGATE LIMIT APPLIES PER:										GENERAL AGGREGATE		$
		POLICY		PROJECT	LOC						PRODUCTS - COMP/OP AGG		$
		OTHER:											$
	AUTOMOBILE LIABILITY										COMBINED SINGLE LIMIT (Ea accident)		$
		ANYAUTO									BODILY INJURY (Per person)		$
		ALL OWNED AUTOS			SCHEDULED AUTOS						BODILY INJURY (Per accident)		$
		HIRED AUTOS			NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)		$

	X	UMBRELLA LIAB		X	OCCUR						EACH OCCURRENCE		$15,000,000
A		EXCESS LIAB			CLAIMS-MADE						AGGREGATE		$15,000,000
		DED	X	RETENTIONS $10,000,000				5227957872	3/24/2016	3/24/2017			$
	WORKERS COMPENSATION										PER STATUTE	OTHER
	AND EMPLOYERS' LIABILITY				Y/N						E.L. EACH ACCIDENT		$
	ANY PROPRIETOR/PARTNER/ EXECUTIVE OFFICER/					N/A					E L. DISEASE - EA EMPLOYEE		$
	MEMBER EXCLUDED? (Mandatory In NH)										E.L. DISEASE- POLICY LIMIT		$

If yes, describe under DESCRIPTION OF OPERATIONS below

DESCRIPTION OF OPERATIONS I LOCATIONS I VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached If more space Is required)
Description of Project Work:
Construction of new parking garage, associated site development and site utility work. The project includes construction of a pedestrian bridge connection to the existing Building #311 Arsenal Street. Also included is the west end of Building 339 Generator Pad I Retaining Wall. Additional insureds with respects to General Liability when required by written contract. athenahealth; Owner's Rep. : PMA Consultants;
Designer : Walker Parking Consultants/Engineers, Inc.

CERTIFICATE HOLDER	CANCELLATION
Athena Arsenal, LLC 311 Arsenal Street Watertown, MA 02472	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE
	Scott Dearden/SD	/s/ Scott M Dearden
© 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014101) INS025 (201401)	The ACORD name and logo are registered marks of ACORD

EXHIBIT ''H"

COMMENTS/REMARKS
Consulting Architect : Charles Rose Architects
OFREMARK	COPYRIGHT 2000, AMS SERVICES INC.

EXHIBIT "H"

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DDIYYYY) 9/13/2016
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER

IMPORTANT: If t he certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER THE ROWLEY AGENCY INC. 45 Constitution Avenue P.O. Box511 Concord NH 03302-0511			CONTACT NAME: Scott Dearden
			PHONE (A/C. No. Ext): (603) 224-2562	FAX (A/C. No): (603) 224-8012
			E-MAIL ADDRESS:	sdearden@rowleyagency.com
			INSURER(S) AFFORDING COVERAGE		NAIC#
			INSURER A : Illinois Union Insurance Co (ACE)		10
INSURED			INSURER B :
C.E. Floyd Company, Inc.			lNSURER C :
135 South Road			lNSURER D:
INSURER E:
Bedford	MA	01730-2307	INSURER F:

COVERAGES	CERTIFICATE NUMBER:16-17 Prof/Poll Only	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
COMMERCIAL GENERAL LIABILITY	EACH OCCURRENCE	$
CLAIMS-MADE	OCCUR	DAMAGE TO RENTED PREMISES (Ea occurrence)	$
MED EXP (Any one person)	$
PERSONAL & ADV INJURY	$
GEN’L AGGREGATE LIMIT APPLIES PER:	GENERAL AGGREGATE	$
POLICY	PROJECT	LOC	PRODUCTS - COMP/OP AGG	$
OTHER:	$
AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT (Ea accident)	$
ANYAUTO	BODILY INJURY (Per person)	$
ALL OWNED AUTOS	SCHEDULED AUTOS	BODILY INJURY (Per accident)	$
HIRED AUTOS	NON-OWNED AUTOS	PROPERTY DAMAGE (Per accident)	$

UMBRELLA LIAB	OCCUR	EACH OCCURRENCE	$
EXCESS LIAB	CLAIMS-MADE	AGGREGATE	$
DED	X	RETENTIONS $10,000,00z0
WORKERS COMPENSATION	PER STATUTE	OTHER
AND EMPLOYERS' LIABILITY	Y/N	E.L. EACH ACCIDENT	$
ANY PROPRIETOR/PARTNER/ EXECUTIVE OFFICER/	N/A	E L. DISEASE - EA EMPLOYEE	$
MEMBER EXCLUDED? (Mandatory In NH) If yes, describe under DESCRIPTION OF OPERATIONS below	E.L. DISEASE- POLICY LIMIT	$
A	Professiona1/Po11ution	COOG27369789002	3/24/2016	3/24/2017	Per Occurence/Claim	$3,000,000
Annual Aggregate	$6,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached If more space Is required)
Description of Project Work : Construction of new parking garage, associated site development and site utility work. The project includes construction of a pedestrian bridge connection to the existing Building #311 Arsenal Street. Also included is the west end of Building 339 Generator Pad I Retaining Wall.

CERTIFICATE HOLDER	CANCELLATION

Athena Arsenal, LLC 311 Arsenal Street Watertown, MA 02472	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE
	Scott Dearden/SD	/s/ Scott Dearden
© 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)	The ACORD name and logo are registered marks of ACORD
INS025 (201401)

ATHENA ARSENAL, LLC
EXHIBIT I
PARTIAL WAIVER AND SUBORDINATION OF LIEN
M.G.L. Ch. 254 §32

COMMONWEALTH OF MASSACHUSETTS SUFFOLK COUNTY	Date:
Application for Payment No.

OWNER:
CONTRACTOR:
LENDER/MORTGAGEE:

1.	Original Contract Amount:	$
2.	Approved Change Orders:	$
3.	Adjusted Contract Amount (line 1 plus 2):	$
4.	Completed to Date:	$
5.	Less Retainage:	$
6.	Total Payable to Date (line 4 less line 5):	$
7.	Less Previous Payments:	$
8.	Current Amount Due (line 6 less line 7):	$
9.	Pending Change Orders:	$
10.	Disputed Claims:	$

The undersigned who has a contract with ___________________ for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property known and identified as ____________ located in ____________ (city or town), ____________ County, Commonwealth of Massachusetts and owned by ____________, upon receipt of ___________ ($______) in payment of an invoice/requisition/application for payment dated __________ does hereby:
(a)    waive any and all liens and right of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date: __________ (payment period), except for retainage, unpaid agreed or pending change orders, and disputed claims as stated above; and

(b)    subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above payment period, to the extent of the amount actually advanced by the Lenders through such twenty-fifth day.

Signed under the penalties of perjury this _____ day of __________, __________.

(Name of Contractor)

By:
Name:
Title:

COMMONWEALTH OF MASSACHUSETTS	)
) ss.:
COUNTY OF	)

On this ___ day of _______________, 20__, before me, the undersigned notary public, personally appeared ___________________, who provided to me through satisfactory evidence of identification which were ___________________ to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose as ______________ of _______________________________________, and acknowledged the foregoing instrument to be his/her free act and the free act and deed of said _______________, before me,

Notary Public
My commission expires

SUPPLEMENT TO PARTIAL WAIVER AND SUBORDINATION OF LIEN

This instrument is delivered with and supplements that certain Partial Waiver and Subordination of Lien dated _______________________ (the “Statutory Form Waiver”). In consideration of all past payments received from Athena Arsenal, LLC (“Owner”) in connection with the Project and upon receipt of the payment to be made in response to the undersigned’s Application for Payment No. _______________________, the undersigned represents, warrants, acknowledges and agrees as follows:
1.    The undersigned has no claim (including claims for so-called “extras”) against Owner for an increase in the Contract Sum for and through the period of time ending upon _______________________ (the “Effective Date”) which is not included in items 9 or 10 of the Statutory Form Waiver; and
2.    The undersigned has been paid and has received full payment of all sums due or owed by Owner to the undersigned for labor, materials, tools and/or equipment furnished by or on behalf of the undersigned to or in connection with the Project as of the Effective Date, except as otherwise noted in the Statutory Form Waiver or this Supplement thereto, and hereby releases, discharges, relinquishes and waives any and all claims for payment or other claims or rights against the Owner, the lender or mortgagee identified in the Statutory Form Waiver and any other lender, and the Project, on account of any labor, materials, tools and/or equipment furnished by or on behalf of the undersigned to or in connection with the Project through the Effective Date, except for (a) retainage listed in item 5 of the Statutory Form Waiver, (b) amounts included in Pending Change Orders listed in item 9 of the Statutory Form Waiver, (c) amounts included in Disputed Claims listed in item 10 of the Statutory Form Waiver, and (d) as otherwise specifically noted in the Statutory Form Waiver or this Supplement thereto.
The individual executing this instrument represents and warrants that he/she is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver the Statutory Waiver Form and this Supplement on behalf of the undersigned and that this document shall be binding upon the undersigned.

(Name of Contractor)

By:
Name:
Title:

ATHENA ARSENAL, LLC

EXHIBIT J

SUBCONTRACTOR/SUPPLIER PAYMENT ACKNOWLEDGEMENT AND LIEN WAIVER
(Progress Payment)

Subcontractor/Supplier Payment Application No.
OWNER: ATHENA ARSENAL, LLC

CONTRACTOR:
PROJECT:
PROJECT ADDRESS:

SUBCONTRACTOR OR
SUPPLIER:

1.	Original Contract Amount:	$
2.	Approved Change Orders:	$
3.	Adjusted Contract Amount:	$
4.	Completed to Date:	$
5.	Less Retainage:	$
6.	Total Payable to Date (line 4 less line 5):	$
7.	Less Previous Payments:	$
8.	Current Amount Due (line 6 less line 7):	$

In consideration of all past payments received in connection with the Project, and the payment of amounts set forth in Subcontractor/Supplier Payment Application No. _______________, which represents full payment for all labor, materials and/or equipment furnished by the undersigned to or in connection with the Project through _______________________, 20__ (the “Effective Date”), the undersigned for itself and on behalf of its officers, principals, agents, employees, affiliates, parents, subcontractors, suppliers, consultants, sureties, lenders, successors, assigns and insurers, hereby: (a) represents, warrants, acknowledges and agrees that (i) it has been paid all sums shown above as previously paid for labor, materials and/or equipment furnished by the undersigned to or in connection with the Project and (ii) it has paid in full all amounts owed to its subcontractors, workmen, suppliers and materialmen for and with respect to all labor, materials, tools and/or equipment furnished in connection with the Project; and (b) releases, discharges, relinquishes and waives, to the extent permitted by law, any and all liens, claims of lien and rights of lien under applicable law and any and all known and unknown claims of any kind, whether in contract, tort, law, equity or otherwise, including, without limitation, claims for non-payment, extra work, delays and disruptions, against the Project, the Contractor, the Owner, the Owner’s lenders, and their respective officers, directors, principals, agents, employees, members, partners, trustees, parents, affiliates, servants, subcontractors, suppliers, consultants, sureties and insurers, arising out of or occurring in connection with the Project through the Effective Date, except for unpaid retainage in the amount shown in line 5 above and except as follows:

(attach additional pages if necessary)

The undersigned individual represents and warrants that he/she is the duly authorized representative of the Subcontractor/Supplier, empowered and authorized to execute and deliver this document on behalf of the Subcontractor/Supplier and that this document shall be binding upon the undersigned.
Signed under the penalties of perjury as of this ________ date of ________________, ________.

(Name of Subcontractor/Supplier)
By:
Name:
Title:

)
)
COUNTY OF	)

On this ________ day of _______________________, 20__, before me, the undersigned notary public, personally appeared _______________________ (name of document signer), proved to me through satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding or attached document and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose [as partner for _______________, a partnership] [as ______________ for _______________________, a corporation] [as attorney in fact for ________________, the principal][as ______________ for ___________________, (a)(the) _______________________].

______________________________
(Official signature and seal of notary)
My commission expires: _________

Issued: 11/18/2016
EXHIBIT K - Construction Management Plan

Athenahealth West Garage
Construction Management Plan
Sect 1. Construction Management Plan

—	Summary & Goals of the CMP

—	Neighbor Hood Outreach – Provided by Athena

—	Adjacent Structures Survey – Sanborn Head

Sect 2. Construction Logistics and Safety

—	Logistics Plan

—	Trucking Routes

—	Soil Removal Plan

—	Precast Erection Plan – After Award of Precast

—	CEF Corporate Safety Plan & Site Specific Safety Plan – After subcontract award

Sect 3. Construction Schedule and Phasing

—	Phase IA Phasing Plan

—	Site Schedule - TBD

—	West Garage Schedule

—	Building 2 Schedule - TBD

Sect 4. Construction Site Requirements

—	Site Security Plan

—	Working Hours & Noise Ordinances

—	Construction Parking

—	Dewatering Plan

—	Construction Waste Management

—	Dust Control

—	Tree Protection

—	Weekly Coordination Meetings

1

Issued: 11/18/2016

Section 1: Construction Management Plan
Summary and Goals of the CMP: Athena Arsenal West Parking Garage, Building Two and Site Utilities

C.E. Floyd Company, Inc. has been engaged by Athena Arsenal to manage the construction of the new West Garage, Building Two and the associated site utilities located on the west side of the existing Arsenal on the Charles campus between Arsenal Street and North Beacon Street. The parking garage will be constructed of concrete foundations and a precast concrete structure. The garage will include one parking floor below grade and six parking floors above grade. The garage façade will be enclosed with aluminum tube members to provide an architectural screen. The garage will be connected to the existing Building 311 by an overhead bridge connecting the fourth floors of each building.
Building Two will be a three story commercial building, built immediately adjacent to and north façade of the garage. The building construction will include concrete foundations, a structural steel frame and aluminum and glass curtain walls.
In addition to the garage and building structures, new site utilities will be provided for new drainage, sewer, water, gas and electric services on the site with connections to existing public utilities in Arsenal and North Beacon streets.
The goal of this Construction Management Plan is to establish a logistical plan for prosecuting the work along with construction, security and safety standards for all of the construction companies performing the work to abide by, and to inform the Town of Watertown officials and interested neighbors of these standards and plan. By doing so we aim to avoid any disruptions to local services and minimize any and all inconveniences to abutting residences and businesses.
All work will be done in accordance with approved Master Site Plan, the Watertown Site Plan approval, the Environmental Protection Agency (EPA), the Massachusetts Contingency Plan (MCP) and any other regulatory agency having jurisdiction.
The plan will allow for modifications and improvements during the course of construction to better serve the Owner and community.

Community Outreach:

Athena Arsenal has committed to a robust community outreach program, inclusive of community meetings, neighborhood design focus groups for select landscape areas, as well as the intention of having up-to-date project and construction information on a public website, offered through the already established http://thearsenalonthecharles.com/ address. In addition to this, project contact information will be made available to ask questions or if you wish to raise any concerns.

Adjacent Structures Survey:

Athena Arsenal has retained Sanborn Head and Associates, Inc. as Geotechnical Engineer of Record for the Project. Part of their scope of services is to extend the offer to neighboring businesses and residents to have their homes inspected prior to any construction starting. Establishment of a site radius has been determined by best practice, and will be a 100’ from the site perimeter, owners of any structure within this zone will be given the opportunity, at no cost to them, to have their property inspected before site activities start. Inspections will consist of interior and exterior video surveys, still photographs and provide written documentation of the surveyed properties.
The inspections process (incl. initial outreach) is expected to start in mid-August with the intention to complete prior to the end of September. This scope will be coordinated and executed exclusively by Sanborn Head on behalf of Athena Arsenal LLC.

2

Issued: 11/18/2016

Section 2: Construction Logistics and Safety

Logistics Plan:

C.E. Floyd Company, Inc. in conjunction with Athenahealth, Stantec and other members of the project team have developed a comprehensive Construction logistics plan that shows the limits of the construction site fence, construction entrances, campus traffic flow adjacent to construction, access to adjacent buildings, site office, parking and dewatering system locations. Additional logistics plans for Campus Operations, Employee Transportation and Pedestrian Access and Site Safety have been developed to aid communication with Campus Employees, Subcontractors, Local Authorities and Emergency Responders.
See the following Preliminary Logistics plans attached, Attachment “A”:
CEF – 1 Preliminary Construction Logistics dated 8/4/16
CEF – 2 Preliminary Campus Operations dated 8/4/16
CEF – 3 Preliminary Employee Transportation & Pedestrian Access dated 8/4/16
CEF – 4 Preliminary Site Safety dated 8/4/16

Trucking Routes & Deliveries:

C.E. Floyd Company, Inc. will manage material deliveries to the site by including in all subcontracts and purchase orders provisions that stipulate the proper routes to be utilized, both within and outside of the town, by the various delivery vehicles throughout the course of construction. Delivery routes will be coordinated with and approved by the Watertown DPW and Police Departments and will be specific to the size of vehicles making the deliveries.
Ordinary personnel vehicles utilized for travel to and from the site by construction workers shall be on the public roads serving the area of the site.

Access to the site will be via two gated entry points. The main entry point will be on North Beacon Street where one of the current entries to the site exists. Access to the construction zone will be developed on the Athena Arsenal property adjacent to the North Beacon Street entry. The secondary entry point will be at the west end of the site off of Arsenal Street where there is an existing entry point. This entry point will be gated and utilized by small construction vehicles on a limited basis.
At the two entry points, tracking mats will be provided to prevent the tracking of soil material from the site onto the local roadways. Additionally the grade at these two entry points will be sloped towards the site to prevent erosion/seepage onto the local roadways. All trucks leaving the site will be covered and cleaned of loose debris in accordance with the project specifications.
Silt fabric will be installed at all on site and adjacent catch basins to prevent the build-up of sediment in the catch basin sumps. The adjacent streets will be routinely swept to ensure that adjacent local streets are kept clean of soil sediment. Preventative soil erosion measures will be provided at all down sloping construction areas which will remain throughout the construction period. Additionally soil erosion barriers will be provided at the downslope sides of any on-site soil stockpiles. Further, soil stockpiles will be placed on, and covered with, polyethylene sheeting in accordance with the project specifications. Accumulated sediment will be removed as required to ensure proper functioning of the soil erosion barriers.

Soil Removal Plan:

C.E. Floyd Company, Inc. will comply with the requirements of the project specifications for the removal and disposal of any contaminated soils as set forth by Sanborn Head the project Licensed Site Professional (LSP) of record, including and as stated in the Soil Pre-Characterization report dated July 27, 2016.
The excavation, loading and hauling of all soils will be completed in a manner that ensures the protection of health, safety, public welfare and the environment. All material will be disposed of legally at pre-approved facilities in accordance Section 121(d)(3) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, also known as Superfund) off-site rule, the MCP, 310 CMR 40.00 and all other applicable local state and federal laws.

3

Issued: 11/18/2016
Project specific measures will be implemented to ensure a safe, clean and efficient soil removal plan. Specific measures include:

1.	All excavation will be monitored daily by the Athena Arsenal’s LSP of Record and C.E. Floyd Company, Inc.

2.	All dust control measures will be employed as required by the specification and as outlined in section 4, dust control.

3.	All stock piles will be placed on and covered with polyethylene sheeting when not actively being managed.

4.	Instrumentation will be implemented to monitor vibration levels and dust levels at key locations on-site.

5.	Trucking routes will be clearly communicated, permitted and signed to limit interruption and safety concern with local vehicle and pedestrian traffic.

6.	It can be anticipated that about 40-60 trucks a day for 3-4 months will leave the site with soils.

7.	A detailed dewatering plan will be established to control ground water as outlined in section 4, dewatering.

Precast Erection Plan:

C.E. Floyd Company, Inc. will provide a detailed precast trucking delivery and erection plan upon final award of this subcontract. Precast subcontract scopes are currently in review with an award is expected in August. It is anticipated that this phase of the project will have a duration of about 5 months starting in the spring of 2017 and will require about 30-40 precast delivery trucks per day during the erection phase.

C. E. Floyd Company, Inc. Safety Program & Site Specific Safety Requirements:
C. E. Floyd Company, Inc. is committed to providing a safe work environment for all employees, subcontractor employees, temporary employees, jobsite visitors and members of the public. Our written safety program establishes the expectations and minimum requirements to govern all operations for C.E. Floyd Company and meets or exceeds all OSHA, state and local standards. We believe that Safety starts in the planning phase including preconstruction planning, design, estimating, purchasing, and continues through the construction phase until final acceptance of the project. The success of this program depends upon the effort made by each individual within our company as well as those with our Subcontractors and Suppliers. In addition to our Company Safety Program we also develop site specific safety requirements as needed to identify potential project hazards. Potential hazards associated with this project include fall protection (working on and around precast), crane work - overhead protection and laydown area, foundation walls, excavation, deliveries and flow around the project (logistics), and public protection. These project specific safety requirements will be clearly communicated to all project team members from the owner to the subcontractor through an on-site safety orientation and through daily and weekly coordination meetings.

Section 3: Construction Schedule, Phasing and Sequencing

Phase 1A Phasing Plan

Phase1A construction includes the West Garage, Building 2 and all associated site work as approved as part of the Athenahealth Master Plan.

Site Construction Schedule

The site construction schedule is included within the West garage construction schedule and will extend beyond garage completion in areas being further redeveloped within the campus as part of the Athena Masterplan.

West Garage Construction Schedule:

The proposed West Garage construction schedule is currently scheduled as a 15 month duration with construction mobilization scheduled for mid September of 2016 and a completion date of December of 2017. Major construction activities include site utility relocations and services, mass soil removal and disposal, support of earth excavation, concrete foundations, precast parking garage structure, exterior aluminum screening, elevator, exterior stair wells with aluminum curtain wall systems and interior mechanical, plumbing, fire protection and electrical systems. Here is an overview of the major construction activities and their anticipated durations:

4

Issued: 11/18/2016

West Garage Construction Schedule:

September 2016 through February 2017: Site Mobilization, SOE, Soil Removal, Utilities and Foundation Excavation
January 2017 through April 2017 – Foundations, Waterproofing, backfill
April 2017 through October 2017 – Precast Erection, Exterior Skin, Elevator, Site Utility and Grading
September 2017 through December 2017 – MEP/FP, Exterior Skin, Curtain Wall Systems, Site Finishes and Landscaping

Building 2 Construction Schedule:

The building 2 construction schedule is not yet developed however the anticipated duration is 10 months and the anticipated start date is early spring of 2017 with a completion date of December 2017. Building 2 is planned to be completed at the same time as the West Garage.

Section 4: Construction Site Requirements

Site Security Plan:

C.E. Floyd Company, Inc. and Athenahealth will collaborate on site security plan during normal working hours and after hours. The project site will be fully fenced and screened utilizing post driven chain link fencing. All pedestrian and vehicular gates will be locked at the end of each day. The site fence will be properly signed with construction notification and no trespassing signage. All construction gates will be monitored with security camera and DVR systems. The site will be appropriately lit with temp lighting as will the building structure once erected. Finally all visitors to the site will be required to sign in at the C.E. Floyd Company, Inc. construction office. C.E. Floyd Company, Inc. and Athenahealth will meet regularly to discuss site security and any additional measures that may be required as construction progresses.
Arsenal Campus Security will continue to have a 24/7 presence on campus and working with the C.E. Floyd team, the coverage on the construction site will be coordinated.

Working Hours:

Normal working hours on Monday through Friday throughout the project will be from 7:00 am to 3:30pm with some activities extending to 5:30 pm. When Saturday working hours are required, they will be from 8:00 am to 4:00 pm. All work will comply with Watertown noise ordinance requirements. Workers will begin to arrive at approximately 6:45 am on Monday through Friday and 7:45 am on Saturdays. The majority of the workers will exit the site starting at approximately 3:30 pm. This traffic flow will be monitored closely and coordinated with the Watertown Police Department to ensure that traffic flow and queuing do not compromise public safety.

Construction Parking:

It is expected that all vehicles of construction workers will be accommodated within the limits of construction on the Athena Arsenal site during the full duration of the project. C.E. Floyd Company, Inc. will manage the site to allow for adequate material storage and construction vehicle parking. C.E. Floyd Company, Inc. will encourage construction workers to carpool in order to minimize the number of vehicles on site.

Dewatering Plan:

Due to existing groundwater levels vs. the proposed bottom of footing excavation, a continuous dewatering system will be required for approximately 10 months out of the 15 month duration. The dewatering system will be installed in accordance with the National Pollution Discharge Elimination System (NPDES) Remediation General Permit approvals and based on design recommendations provided by Sanborn Head. The system may likely consist of settling tanks ( frac tank),

5

Issued: 11/18/2016

sedimentation filters and carbon tanks at a minimum and will run 24 hours a day in order to draw the ground water table down to 2’ below the lowest excavation. Local sumps will be installed throughout the building footprint and submersible pumps will be used to pump water to the discharge system. Discharge is intended to be into the existing drainage swale that runs parallel with North Beacon Street, see the logistics plan for specifics. This system will be maintained regularly to ensure continuous and clean discharge. The dewatering design memo prepared by Sanborn Head is attached for reference.

Construction Waste Management Plan:

C.E. Floyd Company, Inc. will manage all construction waste through a dedicated waste removal and disposal company. All Dumpsters will be for construction debris only and single use dumpsters will be used as required for materials such as steel or concrete. All dumpsters will be placed minimum distances from existing structures and will be regularly replaced when full. Dumpster permits will be pulled as required by the Town of Watertown Building Department.

Dust Control:

C.E. Floyd Company, Inc. will comply with the requirements of the project specifications to control the creation and spread of fugitive dust. Efforts will be made to control both the creation and spread of fugitive dust originating form soil excavation operations.

The spread of dust shall be monitored by a minimum of four continuously operating detectors which shall be located around the site as required. The detectors provide notifications when dust levels exceed the project specific action levels.
Measures to be employed to minimize the creation of and control the spread of fugitive dust on-site and off-site include the following:

1.	Excavate limited areas on a daily basis to avoid excessive stockpiling of soil material on site. Minimize open faces of excavations to reduce the working areas exposed to air.

2.	Export excess soil material from the site on a daily basis and minimize on-site stockpiles.

3.	Cover all on-site stockpiles on a daily basis with 20ml polyethylene. Maintain proper coverage of stockpiles as conditions warrant.

4.	Place plastic tarps over all trucks carrying excess soil material as they exit the site and remove lose debris and soil material from truck tires prior to leaving the site.

5.	Employ tire cleaning procedures to minimize the amount of soil tracked off site and clean soiled roadways with water and sweepers.

6.	Maintain a stockpile of dust mitigating products including chemical solids and water tanks.

7.	Apply water and or chemical dust suppressant agents to exposed soil on dry and windy days.

8.
Ensure that all diesel powered equipment meets the requirements of the MA Diesel Retrofit Program for particulate matter emissions. Ensure that all trucks have current inspection certificates. Maintain low speeds to minimize vehicle emissions. Prohibit the idling of diesel powered equipment during down times.

Tree Protection:

All existing trees to remain will be protected as indicated in the contract documents prepared by Stantec.

Weekly Coordination Meetings:

Weekly subcontractor and owner/architect/contractor meetings will be held to communicate, collaborate and maintain all aspects of the CMP as noted above in addition to coordinate further construction coordination details associated with the project.

6

West Parking Garage	athena Arsenal, LLC

Document A201TM–2007

General Conditions of the Contract for Construction

for the following PROJECT:
(Name and location or address)
Construction of new parking garage sited on the west end of the athenahealth campus in Watertown, MA, and associated site development and utility work. Project site abuts North Beacon Street to the south and Arsenal Street to the north. The Project includes construction of (i) a bridge connection to the existing building known as 311 Arsenal Street, and (ii) a generator pad/retaining wall at the west end of the existing building known as Building 39.
THE OWNER:
(Name and address)

Athena Arsenal, LLC
311 Arsenal Street
Watertown, MA 02472

THE ARCHITECT:
(Name and address)
Walker Parking Consultants/Engineers, ific.
20 Park Plaza, Suite 1202
Boston, MA 02116
ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.
This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

TABLE OF ARTICLES

1	GENERAL PROVISIONS

2	OWNER

3	CONTRACTOR

4	ARCHITECT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

13	MISCELLANEOUS PROVISIONS

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
1
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

14	TERMINATION OR SUSPENSION OF THE CONTRACT

15	CLAIMS AND DISPUTES

INDEX	Architect’s Additional Services and Expenses
(Numbers and Topics in Bold are Section Headings)	2.4.1,	11.3.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
	Architect’s Administration of the Contract
	3.1.3,	4.2, 3.7.4, 15.2, 9.4.1, 9.5
Acceptance of Nonconforming Work	Architect’s Approvals
9.6.6, 9.9.3, 12.3	2.4.1,	3.1.3, 3.5.1, 3.10.2, 4.2.7
Acceptance of Work	Architect’s Authority to Reject Work
9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3	3.5.1,	4.2.6, 12.1.2, 12.2.1
Access to Work	Architect’s Copyright
3.16, 6.2.1, 12.1	1.1.7,	1.5
Accident Prevention	Architect’s Decisions
10	3.7.4,	4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.2.14,
Acts and Omissions	6.3.1,	7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4.1, 9.5, 9.8.4,
3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 8.3.1, 9.5.1, 10.2.5,	9.9.1,	13.5.2, 15.2, 15.3
10.2.8, 13.4.2, 13.7.1, 14.1, 15.2	Architect’s Inspections
Addenda	3.7.4,	4.2.2, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
1.1.1, 3.11.1	Architect’s Instructions
Additional Costs, Claims for	3.2.4,	3.3.1, 4.2.6, 4.2.7, 13.5.2
3.7.4, 3.7.5, 6.1.1, 7.3.7.5, 10.3, 15.1.4	Architect’s Interpretations
Additional Inspections and Testing	4.2.11, 4.2.12
9.4.2, 9.8.3, 12.2.1, 13.5	Architect’s Project Representative
Additional Insured	4.2.10
11.1.4	Architect’s Relationship with Contractor
Additional Time, Claims for	1.1.2,	1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1,
3.2.4, 3.7.4, 3.7.5, 3.10.2, 8.3.2, 15.1.5	3.7.4,	3.7.5, 3.9.2, 3.9.3, 3.10, 3.11, 3.12, 3.16, 3.18,
Administration of the Contract	4.1.2,	4.1.3, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5,
3.1.3, 4.2, 9.4, 9.5	9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3.7, 12, 13.4.2, 13.5,
Advertisement or Invitation to Bid	15.2
1.1.1	Architect’s Relationship with Subcontractors
Aesthetic Effect	1.1.2,	4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.3.7
4.2.13	Architect’s Representations
Allowances	9.4.2,	9.5.1, 9.10.1
3.8, 7.3.8	Architect’s Site Visits
All-risk Insurance	3.7.4,	4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
2
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

11.3.1, 11.3.1.1	Asbestos
Applications for Payment	10.3.1
4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.10,	Attorneys’ Fees
11.1.3	3.18.1, 9.10.2, 10.3.3
Approvals	Award of Separate Contracts
2.1.1, 2.2.2, 2.4, 3.1.3, 3.10.2, 3.12.8, 3.12.9, 3.12.10,	6.1.1,	6.1.2
4.2.7, 9.3.2, 13.5.1	Award of Subcontracts and Other Contracts for
Arbitration	Portions of the Work
8.3.1, 11.3.10, 13.1.1, 15.3.2, 15.4	5.2
ARCHITECT	Basic Definitions
4	1.1
Architect, Definition of	Bidding Requirements
4.1.1	1.1.1,	5.2.1, 11.4.1
Architect, Extent of Authority	Binding Dispute Resolution
2.4.1, 3.12.7, 4.1, 4.2, 5.2, 6.3.1, 7.1.2, 7.3.7, 7.4,	9.7.1,	11.3.9, 11.3.10, 13.1.1, 15.2.5, 15.2.6.1, 15.3.1,
9.2.1, 9.3.1, 9.4, 9.5, 9.6.3, 9.8, 9.10.1, 9.10.3, 12.1,	15.3.2, 15.4.1
12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4, 15.1.3, 15.2.1	Boiler and Machinery Insurance
Architect, Limitations of Authority and	11.3.2
Responsibility	Bonds, Lien
2.1.1, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2,	7.3.7.4, 9.10.2, 9.10.3
4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 5.2.1, 7.4.1,	Bonds, Performance, and Payment
9.4.2, 9.5.3, 9.6.4, 15.1.3, 15.2	7.3.7.4, 9.6.7, 9.10.3, 11.3.9, 11.4

Building Permit	Completion, Substantial
3.7.1	4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3,
Capitalization	12.2, 13.7
1.3	Compliance with Laws
Certificate of Substantial Completion	1.6.1, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4,
9.8.3, 9.8.4, 9.8.5	10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6,
Certificates for Payment	14.1.1, 14.2.1.3, 15.2.8, 15.4.2, 15.4.3
4.2.1, 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1,	Concealed or Unknown Conditions
9.10.1, 9.10.3, 14.1.1.3, 14.2.4, 15.1.3	3.7.4, 4.2.8, 8.3.1, 10.3
Certificates of Inspection, Testing or Approval	Conditions of the Contract
13.5.4	1.1.1, 6.1.1, 6.1.4
Certificates of Insurance	Consent, Written
9.10.2, 11.1.3	3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5, 9.9.1,
Change Orders	9.10.2, 9.10.3, 11.3.1, 13.2, 13.4.2, 15.4.4.2
1.1.1, 2.4.1, 3.4.2, 3.7.4, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8,	Consolidation or Joinder
5.2.3, 7.1.2, 7.1.3, 7.2, 7.3.2, 7.3.6, 7.3.9, 7.3.10,	15.4.4
8.3.1, 9.3.1.1, 9.10.3, 10.3.2, 11.3.1.2, 11.3.4, 11.3.9,	CONSTRUCTION BY OWNER OR BY
12.1.2, 15.1.3	SEPARATE CONTRACTORS
Change Orders, Definition of	1.1.4, 6
7.2.1	Construction Change Directive, Definition of
CHANGES IN THE WORK	7.3.1
2.2.1, 3.11, 4.2.8, 7, 7.2.1, 7.3.1, 7.4, 7.4.1, 8.3.1,	Construction Change Directives

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

9.3.1.1, 11.3.9	1.1.1, 3.4.2, 3.12.8, 4.2.8, 7.1.1, 7.1.2, 7.1.3, 7.3,
Claims, Definition of	9.3.1.1
15.1.1	Construction Schedules, Contractor’s
CLAIMS AND DISPUTES	3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2
3.2.4, 6.1.1, 6.3.1, 7.3.9, 9.3.3, 9.10.4, 10.3.3, 15,	Contingent Assignment of Subcontracts
15.4	5.4, 14.2.2.2
Claims and Timely Assertion of Claims	Continuing Contract Performance
15.4.1	15.1.3
Claims for Additional Cost	Contract, Definition of
3.2.4, 3.7.4, 6.1.1, 7.3.9, 10.3.2, 15.1.4	1.1.2
Claims for Additional Time	CONTRACT, TERMINATION OR
3.2.4, 3.7.46.1.1, 8.3.2, 10.3.2, 15.1.5	SUSPENSION OF THE
Concealed or Unknown Conditions, Claims for	5.4.1.1, 11.3.9, 14
3.7.4	Contract Administration
Claims for Damages	3.1.3, 4, 9.4, 9.5
3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,	Contract Award and Execution, Conditions Relating
11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6	to
Claims Subject to Arbitration	3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.3.6, 11.4.1
15.3.1, 15.4.1	Contract Documents, The
Cleaning Up	1.1.1
3.15, 6.3	Contract Documents, Copies Furnished and Use of
Commencement of the Work, Conditions Relating to	1.5.2, 2.2.5, 5.3
2.2.1, 3.2.2, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 5.2.1, 5.2.3,	Contract Documents, Definition of
6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.3.1, 11.3.6, 11.4.1,	1.1.1
15.1.4	Contract Sum
Commencement of the Work, Definition of	3.7.4, 3.8, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4,
8.1.2	9.6.7, 9.7, 10.3.2, 11.3.1, 14.2.4, 14.3.2, 15.1.4,
Communications Facilitating Contract	15.2.5
Administration	Contract Sum, Definition of
3.9.1, 4.2.4	9.1
Completion, Conditions Relating to	Contract Time
3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1,	3.7.4, 3.7.5, 3.10.2, 5.2.3, 7.2.1.3, 7.3.1, 7.3.5, 7.4,
9.10, 12.2, 13.7, 14.1.2	8.1.1, 8.2.1, 8.3.1, 9.5.1, 9.7.1, 10.3.2, 12.1.1, 14.3.2,
COMPLETION, PAYMENTS AND	15.1.5.1, 15.2.5
9

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
4
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

Contract Time, Definition of	Cost, Definition of
8.1.1	7.3.7
CONTRACTOR	Costs
3	2.4.1, 3.2.4, 3.7.3, 3.8.2, 3.15.2, 5.4.2, 6.1.1, 6.2.3,
Contractor, Definition of	7.3.3.3, 7.3.7, 7.3.8, 7.3.9, 9.10.2, 10.3.2, 10.3.6,
3.1, 6.1.2	11.3, 12.1.2, 12.2.1, 12.2.4, 13.5, 14
Contractor’s Construction Schedules	Cutting and Patching
3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2	3.14, 6.2.5
Contractor’s Employees	Damage to Construction of Owner or Separate
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,	Contractors
11.1.1, 11.3.7, 14.1, 14.2.1.1,	3.14.2, 6.2.4, 10.2.1.2, 10.2.5, 10.4, 11.1.1, 11.3,
Contractor’s Liability Insurance	12.2.4
11.1	Damage to the Work
Contractor’s Relationship with Separate Contractors	3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.4.1, 11.3.1, 12.2.4
and Owner’s Forces	Damages, Claims for
3.12.5, 3.14.2, 4.2.4, 6, 11.3.7, 12.1.2, 12.2.4	3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,
Contractor’s Relationship with Subcontractors	11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6
1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2,	Damages for Delay
11.3.1.2, 11.3.7, 11.3.8	6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Contractor’s Relationship with the Architect	Date of Commencement of the Work, Definition of
1.1.2, 1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1,	8.1.2
3.7.4, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.3, 4.2, 5.2,	Date of Substantial Completion, Definition of
6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6,	8.1.3
10.3, 11.3.7, 12, 13.5, 15.1.2, 15.2.1	Day, Definition of
Contractor’s Representations	8.1.4
3.2.1, 3.2.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2	Decisions of the Architect
Contractor’s Responsibility for Those Performing the	3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 15.2, 6.3,
Work	7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4, 9.5.1, 9.8.4, 9.9.1,
3.3.2, 3.18, 5.3.1, 6.1.3, 6.2, 9.5.1, 10.2.8	13.5.2, 14.2.2, 14.2.4, 15.1, 15.2
Contractor’s Review of Contract Documents	Decisions to Withhold Certification
3.2	9.4.1, 9.5, 9.7, 14.1.1.3
Contractor’s Right to Stop the Work	Defective or Nonconforming Work, Acceptance,
9.7	Rejection and Correction of
Contractor’s Right to Terminate the Contract	2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6,
14.1, 15.1.6	9.8.2, 9.9.3, 9.10.4, 12.2.1
Contractor’s Submittals	Defective Work, Definition of
3.10, 3.11, 3.12.4, 4.2.7, 5.2.1, 5.2.3, 9.2, 9.3, 9.8.2,	3.5.1
9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.4.2	Definitions
Contractor’s Superintendent	1.1, 2.1.1, 3.1.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1,
3.9, 10.2.6	15.1.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 8.1, 9.1, 9.8.1
Contractor’s Supervision and Construction	Delays and Extensions of Time
Procedures	3.2., 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1,
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4,	10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5
7.1.3, 7.3.5, 7.3.7, 8.2, 10, 12, 14, 15.1.3	Disputes
Contractual Liability Insurance	6.3.1, 7.3.9, 15.1, 15.2

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
5
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

11.1.1.8, 11.2	Documents and Samples at the Site
Coordination and Correlation	3.11
1.2, 3.2.1, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1	Drawings, Definition of
Copies Furnished of Drawings and Specifications	1.1.5
1.5, 2.2.5, 3.11	Drawings and Specifications, Use and Ownership of
Copyrights	3.11
1.5, 3.17	Effective Date of Insurance
Correction of Work	8.2.2, 11.1.2
2.3, 2.4, 3.7.3, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2	Emergencies
Correlation and Intent of the Contract Documents	10.4, 14.1.1.2, 15.1.4
1.2

Employees, Contractor’s	Instructions to the Contractor
3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2,	3.2.4, 3.3.1, 3.8.1, 5.2.1, 7, 8.2.2, 12, 13.5.2
10.3.3, 11.1.1, 11.3.7, 14.1, 14.2.1.1	Instruments of Service, Definition of
Equipment, Labor, Materials or	1.1.7
1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13.1,	Insurance
3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3,	3.18.1, 6.1.1, 7.3.7, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 11
9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2	Insurance, Boiler and Machinery
Execution and Progress of the Work	11.3.2
1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3.1, 3.4.1, 3.5.1,	Insurance, Contractor’s Liability
3.7.1, 3.10.1, 3.12, 3.14, 4.2, 6.2.2, 7.1.3, 7.3.5, 8.2,	11.1
9.5.1, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3.1, 15.1.3	Insurance, Effective Date of
Extensions of Time	8.2.2, 11.1.2
3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,	Insurance, Loss of Use
10.3.2, 10.4.1, 14.3, 15.1.5, 15.2.5	11.3.3
Failure of Payment	Insurance, Owner’s Liability
9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2	11.2
Faulty Work	Insurance, Property
(See Defective or Nonconforming Work)	10.2.5, 11.3
Final Completion and Final Payment	Insurance, Stored Materials
4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.3.1, 11.3.5,	9.3.2, 11.4.1.4
12.3.1, 14.2.4, 14.4.3	INSURANCE AND BONDS
Financial Arrangements, Owner’s	11
2.2.1, 13.2.2, 14.1.1.4	Insurance Companies, Consent to Partial Occupancy
Fire and Extended Coverage Insurance	9.9.1, 11.4.1.5
11.3.1.1	Insurance Companies, Settlement with
GENERAL PROVISIONS	11.4.10
1	Intent of the Contract Documents
Governing Law	1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
13.1	Interest
Guarantees (See Warranty)	13.6
Hazardous Materials	Interpretation
10.2.4, 10.3	1.2.3, 1.4, 4.1.1, 5.1, 6.1.2, 15.1.1
Identification of Subcontractors and Suppliers	Interpretations, Written
5.2.1	4.2.11, 4.2.12, 15.1.4
Indemnification	Judgment on Final Award
3.17.1, 3.18, 9.10.2, 10.3.3, 10.3.5, 10.3.6, 11.3.1.2,	15.4.2

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
6
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

11.3.7	Labor and Materials, Equipment
Information and Services Required of the Owner	1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1,
2.1.2, 2.2, 3.2.2, 3.12.4, 3.12.10, 6.1.3, 6.1.4, 6.2.5,	4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3, 9.5.1.3,
9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1,	9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2
13.5.2, 14.1.1.4, 14.1.4, 15.1.3	Labor Disputes
Initial Decision	8.3.1
15.2	Laws and Regulations
Initial Decision Maker, Definition of	1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13.1, 4.1.1, 9.6.4, 9.9.1,
1.1.8	10.2.2, 11.1.1, 11.3, 13.1.1, 13.4, 13.5.1, 13.5.2,
Initial Decision Maker, Decisions	13.6.1, 14, 15.2.8, 15.4
14.2.2, 14.2.4, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5	Liens
Initial Decision Maker, Extent of Authority	2.1.2, 9.3.3, 9.10.2, 9.10.4, 15.2.8
14.2.2, 14.2.4, 15.1.3, 15.2.1, 15.2.2, 15.2.3, 15.2.4,	Limitations, Statutes of
15.2.5	12.2.5, 13.7, 15.4.1.1
Injury or Damage to Person or Property	Limitations of Liability
10.2.8, 10.4.1	2.3.1, 3.2.2, 3.5.1, 3.12.10, 3.17.1, 3.18.1, 4.2.6,
Inspections	4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 10.2.5, 10.3.3,
3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3,	11.1.2, 11.2, 11.3.7, 12.2.5, 13.4.2
9.9.2, 9.10.1, 12.2.1, 13.5	Limitations of Time
Instructions to Bidders	2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7,
1.1.1	5.2, 5.3.1, 5.4.1, 6.2.4, 7.3, 7.4, 8.2, 9.2.1, 9.3.1,

9.3.3, 9.4.1, 9.5, 9.6, 9.7.1, 9.8, 9.9, 9.10, 11.1.3,	OWNER
11.3.1.5, 11.3.6, 11.3.10, 12.2, 13.5, 13.7, 14, 15	2
Loss of Use Insurance	Owner, Definition of
11.3.3	2.1.1
Material Suppliers	Owner, Information and Services Required of the
1.5, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5	2.1.2, 2.2, 3.2.2, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.3.2,
Materials, Hazardous	9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.3, 13.5.1,
10.2.4, 10.3	13.5.2, 14.1.1.4, 14.1.4, 15.1.3
Materials, Labor, Equipment and	Owner’s Authority
1.1.3, 1.1.6, 1.5.1, 3.4.1, 3.5.1, 3.8.2, 3.8.3, 3.12,	1.5, 2.1.1, 2.3.1, 2.4.1, 3.4.2, 3.8.1, 3.12.10, 3.14.2,
3.13.1, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2,	4.1.2, 4.1.3, 4.2.4, 4.2.9, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3.1,
9.3.3, 9.5.1.3, 9.10.2, 10.2.1.2, 10.2.4, 14.2.1.1,	7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.6.4,
14.2.1.2	9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.3, 11.3.10, 12.2.2,
Means, Methods, Techniques, Sequences and	12.3.1, 13.2.2, 14.3, 14.4, 15.2.7
Procedures of Construction	Owner’s Financial Capability
3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2	2.2.1, 13.2.2, 14.1.1.4
Mechanic’s Lien	Owner’s Liability Insurance
2.1.2, 15.2.8	11.2
Mediation	Owner’s Loss of Use Insurance
8.3.1, 10.3.5, 10.3.6, 15.2.1, 15.2.5, 15.2.6, 15.3,	11.3.3
15.4.1	Owner’s Relationship with Subcontractors
Minor Changes in the Work	1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
1.1.1, 3.12.8, 4.2.8, 7.1, 7.4	Owner’s Right to Carry Out the Work
MISCELLANEOUS PROVISIONS	2.4, 14.2.2
13	Owner’s Right to Clean Up
Modifications, Definition of	6.3

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
7
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

1.1.1	Owner’s Right to Perform Construction and to
Modifications to the Contract	Award Separate Contracts
1.1.1, 1.1.2, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7.1,	6.1
10.3.2, 11.3.1	Owner’s Right to Stop the Work
Mutual Responsibility	2.3
6.2	Owner’s Right to Suspend the Work
Nonconforming Work, Acceptance of	14.3
9.6.6, 9.9.3, 12.3	Owner’s Right to Terminate the Contract
Nonconforming Work, Rejection and Correction of	14.2
2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.4, 9.5.1, 9.8.2, 9.9.3,	Ownership and Use of Drawings, Specifications
9.10.4, 12.2.1	and Other Instruments of Service
Notice	1.1.1, 1.1.6, 1.1.7, 1.5, 2.2.5, 3.2.2, 3.11.1, 3.17.1,
2.2.1, 2.3.1, 2.4.1, 3.2.4, 3.3.1, 3.7.2, 3.12.9, 5.2.1,	4.2.12, 5.3.1
9.7.1, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2.1, 13.3,	Partial Occupancy or Use
13.5.1, 13.5.2, 14.1, 14.2, 15.2.8, 15.4.1	9.6.6, 9.9, 11.3.1.5
Notice, Written	Patching, Cutting and
2.3.1, 2.4.1, 3.3.1, 3.9.2, 3.12.9, 3.12.10, 5.2.1, 9.7.1,	3.14, 6.2.5
9.10, 10.2.2, 10.3, 11.1.3, 11.3.6, 12.2.2.1, 13.3, 14,	Patents
15.2.8, 15.4.1	3.17
Notice of Claims	Payment, Applications for
3.7.4, 4.5, 10.2.8, 15.1.2, 15.4	4.2.5, 7.3.9, 9.2.1, 9.3, 9.4, 9.5, 9.6.3, 9.7.1, 9.8.5,
Notice of Testing and Inspections	9.10.1, 14.2.3, 14.2.4, 14.4.3
13.5.1, 13.5.2	Payment, Certificates for
Observations, Contractor’s	4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,
3.2, 3.7.4	9.10.3, 13.7, 14.1.1.3, 14.2.4
Occupancy	Payment, Failure of
2.2.2, 9.6.6, 9.8, 11.3.1.5	9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2
Orders, Written	Payment, Final
1.1.1, 2.3, 3.9.2, 7, 8.2.2, 11.3.9, 12.1, 12.2.2.1,	4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5,
13.5.2, 14.3.1	12.3.1, 13.7, 14.2.4, 14.4.3

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
8
	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

West Parking Garage	athena Arsenal, LLC

Payment Bond, Performance Bond and	Review of Contractor’s Submittals by Owner and
7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4	Architect
Payments, Progress	3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3	Review of Shop Drawings, Product Data and
PAYMENTS AND COMPLETION	Samples by Contractor
9	3.12
Payments to Subcontractors	Rights and Remedies
5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8,	1.1.2, 2.3, 2.4, 3.5.1, 3.7.4, 3.15.2, 4.2.6, 4.5, 5.3, 5.4,
14.2.1.2	6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2,
PCB	12.2.4, 13.4, 14, 15.4
10.3.1	Royalties, Patents and Copyrights
Performance Bond and Payment Bond	3.17
7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4	Rules and Notices for Arbitration
Permits, Fees, Notices and Compliance with Laws	15.4.1
2.2.2, 3.7, 3.13, 7.3.7.4, 10.2.2	Safety of Persons and Property
PERSONS AND PROPERTY, PROTECTION	10.2, 10.4
OF	Safety Precautions and Programs
10	3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.4
Polychlorinated Biphenyl	Samples, Definition of
10.3.1	3.12.3
Product Data, Definition of	Samples, Shop Drawings, Product Data and
3.12.2	3.11, 3.12, 4.2.7
Product Data and Samples, Shop Drawings	Samples at the Site, Documents and
3.11, 3.12, 4.2.7	3.11
Progress and Completion	Schedule of Values
4.2.2, 8.2, 9.8, 9.9.1, 14.1.4, 15.1.3	9.2, 9.3.1
Progress Payments	Schedules, Construction
9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3	3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2
Project, Definition of the	Separate Contracts and Contractors
1.1.4	1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 6, 8.3.1, 11.4.7,
Project Representatives	12.1.2
4.2.10	Shop Drawings, Definition of
Property Insurance	3.12.1
10.2.5, 11.3	Shop Drawings, Product Data and Samples
PROTECTION OF PERSONS AND PROPERTY	3.11, 3.12, 4.2.7
10	Site, Use of
Regulations and Laws	3.13, 6.1.1, 6.2.1
1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4, 9.9.1,	Site Inspections
10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14,	3.2.2, 3.3.3, 3.7.1, 3.7.4, 4.2, 9.4.2, 9.10.1, 13.5
15.2.8, 15.4	Site Visits, Architect’s
Rejection of Work	3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
3.5.1, 4.2.6, 12.2.1	Special Inspections and Testing
Releases and Waivers of Liens	4.2.6, 12.2.1, 13.5
9.10.2	Specifications, Definition of the
Representations	1.1.6
3.2.1, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1,	Specifications, The
9.8.2, 9.10.1	1.1.1, 1.1.6, 1.2.2, 1.5, 3.11, 3.12.10, 3.17, 4.2.14
Representatives	Statute of Limitations

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.2, 4.2.10, 5.1.1,	13.7, 15.4.1.1
5.1.2, 13.2.1	Stopping the Work
Responsibility for Those Performing the Work	2.3, 9.7, 10.3, 14.1
3.3.2, 3.18, 4.2.3, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10	Stored Materials
Retainage	6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3	Subcontractor, Definition of
Review of Contract Documents and Field	5.1.1
Conditions by Contractor	SUBCONTRACTORS
3.2, 3.12.7, 6.1.3	5

Subcontractors, Work by	Termination of the Contractor
1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2,	14.2.2
9.6.7	TERMINATION OR SUSPENSION OF THE
Subcontractual Relations	CONTRACT
5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8,	14
14.1, 14.2.1	Tests and Inspections
Submittals	3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2,
3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.7, 9.2, 9.3,	9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5
9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3	TIME
Submittal Schedule	8
3.10.2, 3.12.5, 4.2.7	Time, Delays and Extensions of
Subrogation, Waivers of	3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1,
6.1.1, 11.4.5, 11.3.7	10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5
Substantial Completion	Time Limits
4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3,	2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2,
12.2, 13.7	4.4, 4.5, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1,
Substantial Completion, Definition of	9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3,
9.8.1	11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14, 15.1.2,
Substitution of Subcontractors	15.4
5.2.3, 5.2.4	Time Limits on Claims
Substitution of Architect	3.7.4, 10.2.8, 13.7, 15.1.2
4.1.3	Title to Work
Substitutions of Materials	9.3.2, 9.3.3
3.4.2, 3.5.1, 7.3.8	Transmission of Data in Digital Form
Sub-subcontractor, Definition of	1.6
5.1.2	UNCOVERING AND CORRECTION OF
Subsurface Conditions	WORK
3.7.4	12
Successors and Assigns	Uncovering of Work
13.2	12.1
Superintendent	Unforeseen Conditions, Concealed or Unknown
3.9, 10.2.6	3.7.4, 8.3.1, 10.3
Supervision and Construction Procedures	Unit Prices
1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4,	7.3.3.2, 7.3.4
7.1.3, 7.3.7, 8.2, 8.3.1, 9.4.2, 10, 12, 14, 15.1.3	Use of Documents
Surety	1.1.1, 1.5, 2.2.5, 3.12.6, 5.3
5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2, 15.2.7	Use of Site

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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Surety, Consent of	3.13, 6.1.1, 6.2.1
9.10.2, 9.10.3	Values, Schedule of
Surveys	9.2, 9.3.1
2.2.3	Waiver	of Claims by the Architect
Suspension by the Owner for Convenience	13.4.2
14.3	Waiver	of Claims by the Contractor
Suspension of the Work	9.10.5, 11.4.7, 13.4.2, 15.1.6
5.4.2, 14.3	Waiver	of Claims by the Owner
Suspension or Termination of the Contract	9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1,
5.4.1.1, 11.4.9, 14	13.4.2, 14.2.4, 15.1.6
Taxes	Waiver of Consequential Damages
3.6, 3.8.2.1, 7.3.7.4	14.2.4, 15.1.6
Termination by the Contractor	Waiver	of Liens
14.1, 15.1.6	9.10.2, 9.10.4
Termination by the Owner for Cause	Waivers of Subrogation
5.4.1.1, 14.2, 15.1.6	6.1.1, 11.4.5, 11.3.7
Termination by the Owner for Convenience	Warranty
14.4	3.5, 4.2.9, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1
Termination of the Architect	Weather Delays
4.1.3	15.1.5.2

Work, Definition of	Written Notice
1.1.3	2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 5.2.1, 8.2.2, 9.7,
Written Consent	9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
1.5.2, 3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5,	14, 15.4.1
9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2, 15.4.4.2	Written Orders
Written Interpretations	1.1.1, 2.3, 3.9, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2,
4.2.11, 4.2.12	14.3.1, 15.1.2

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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ARTICLE I GENERAL PROVISIONS
§ 1.1 BASIC DEFINITIONS
§ 1.1.1 THE CONTRACT DOCUMENTS The Contract Documents are enumerated in the Agreement between the Owner and Contractor (hereinafter the Agreement) and consist of the Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include the advertisement or invitation to bid, Instructions to Bidders, sample forms, other information furnished by the Owner in anticipation of receiving bids or proposals, the Contractor’s bid or proposal, or portions of Addenda relating to bidding requirements.
§ 1.1.2 THE CONTRACT
The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Contractor and the Architect or the Architect’s consultants, (2) between the Owner and a Subcontractor or a Sub-subcontractor, (3) between the Owner and the Architect or the Architect’s consultants or (4) between any persons or entities other than the Owner and the Contractor.
§ 1.1.3 THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.
§ 1.1.4 THE PROJECT
The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner and by separate contractors.
§ 1.1.5 THE DRAWINGS
The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.
§ 1.1.6 THE SPECIFICATIONS
The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.
§ 1.1.7 INSTRUMENTS OF SERVICE
Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Architect and the Architect’s consultants under their respective professional services agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, and other similar materials.
§ 1.1.8 INITIAL DECISION MAKER
The Initial Decision Maker is the person identified in the Agreement to render initial decisions on Claims in accordance with Section 15.2.
§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS
§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings. The words "Contract Sum and Guaranteed Maximum Price" are substituted throughout these General Conditions for the words "Contract Sum," and any reference to costs to be borne by the Contractor (or Work to be carried out at the Contractor’s expense) shall be interpreted as stating that there shall be no adjustment of the Guaranteed Maximum Price as a result of such costs, and the Contractor shall be entitled to reimbursement from the Owner on account of such costs only if and to the extent provided in the Agreement.
§ 1.2.4 In the event of conflicts or discrepancies among the Contract Documents, the Contract Documents shall be interpreted on the basis of the following priorities:

First	Modifications and Addenda to the Agreement, with those of later date having precedence over those of earlier date.
Second	Agreement.
Third	General Conditions of the Contract.
Fourth	Addenda to Specifications and Drawings, with those of later date having precedence over those of earlier date.
Fifth	Specifications and Drawings.

Larger scale drawings shall take precedence over smaller scale drawings. Should the Drawings or the
Specifications disagree in themselves, the Drawings shall control as to location and quantity and the Specifications shall control as to quality, unless otherwise directed by a written addendum to the Contract. In the event of inconsistencies within or between the Contract Documents, or between the Contract Documents and applicable standards, codes, and ordinances, then, unless otherwise directed by written addendum to the Contract, the Contractor shall (i) provide the better quality or greater quantity of Work, or (ii) comply with the more stringent requirement; either or both in accordance with the Architect’s interpretation. The terms and conditions of this Section 1.2.4, however, shall not relieve the Contractor of any of the obligations set forth in Sections 3.2 and 3.7.
§ 1.3 CAPITALIZATION
Terms capitalized in these General Conditions include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.
§ 1.4 INTERPRETATION
In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.
§ 1.5 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE
§ 1.5.1 The Architect and the Architect’s consultants shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and will retain all common law, statutory and other reserved rights, including copyrights. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers shall not own or claim a copyright in the Instruments of Service. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect’s or Architect’s consultants’ reserved rights.
§ 1.5.2 The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce the Instruments of Service provided to them solely and exclusively for execution of the Work. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers may not use the Instruments of Service on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect’s consultants.
§ 1.6 TRANSMISSION OF DATA IN DIGITAL FORM
If the parties intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions, unless otherwise already provided in the Agreement or the Contract Documents.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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ARTICLE 2 OWNER
§ 2.1 GENERAL
§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. Except as otherwise provided in Section 4.2.1, the Architect does not have authority to act on behalf of or bind the Owner. The term "Owner" means the Owner or the Owner’s authorized representative.

§ 2.1.2 The Owner, upon reasonable written request, shall furnish to the Contractor in writing a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.
§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER
§ 2.2.1 Prior to commencement of the Work, the Contractor may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract. Thereafter, the Contractor may only request such evidence if (1) the Owner fails to make payments to the Contractor as the Contract Documents require; or (2) a change in the Work materially changes the Contract Sum. The Owner shall furnish such evidence as a condition precedent to commencement or continuation of the Work or the portion of the Work affected by a material change.
§ 2.2.2 Except for permits and fees that are the responsibility of the Contractor under the Contract Documents, including those required under Section 3.7.1, the Owner with the Contractor’s cooperation where reasonably requested, shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.
§ 2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work, except to the extent the Contractor knows of or detects any inaccuracy or omission therein.
§ 2.2.4 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. The Owner shall also furnish any other information or services under the Owner’s control and relevant to the Contractor’s performance of the Work with reasonable promptness after receiving the Contractor’s written request for such information or services.

§ 2.2.5 Unless otherwise provided in the Contract Documents, the Owner shall furnish to the Contractor access to the Contract Documents for purposes of making reproductions pursuant to Section 1.5.2. The Contractor’s on-line project information system will serve as the primary and central location for document management and project administration. As documents are finalized, the Contractor shall upload final documents to the Owner’s website.
§ 2.3 OWNER’S RIGHT TO STOP THE WORK
If the Contractor fails to correct Work that is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or repeatedly fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3.
§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK
If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the actual cost to the Owner of correcting such deficiencies, as well as other expenses including but not limited to the cost of the Architect’s additional services made necessary by such

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR
§ 3.1 GENERAL
§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor shall designate in writing a representative who shall have express authority to bind the Contractor with respect to all matters under this Contract. The term "Contractor" means the Contractor or the Contractor’s authorized representative.
§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.
§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect or the Owner’s representatives in their administration of the Contract, or by tests, inspections or approvals required or performed by persons or entities other than the Contractor.
§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR
§ 3.2.1 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with the site specific conditions and constraints as well as local and state regulatory requirements affecting the site under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents. The Contractor has evaluated and satisfied itself as to the conditions and limitations under which the Work is to be performed, including, without limitation (1) the location, condition, layout and physical conditions of the Project site and surrounding areas, (2) generally prevailing climatic conditions, (3) anticipated labor supply and costs, (4) availability and cost of materials, tools and equipment, (5) parking, traffic and logistics, and (6) other similar issues. The Contractor recognizes that the Project site is located adjacent to other facilities of the Owner that are occupied and in use during the period of construction, and the Contractor shall cooperate with the Owner and perform its Work hereunder in such a manner and at such times so as to minimize the interference with any such adjacent operations.
§ 3.2.2 Because the Contract Documents are complementary, the Contractor shall, before starting each portion of the Work, carefully study and compare the various Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work, and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating coordination and construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, the Contractor shall promptly report to the Architect and the Owner any errors, inconsistencies or omissions discovered by or made known to the Contractor as a request for information in such form as the Architect may require. It is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional, unless otherwise specifically provided in the Contract Documents.
§ 3.2.3 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Contractor shall promptly report to the Architect and the Owner any nonconformity discovered by or made known to the Contractor as a request for information in such form as the Architect may require.
§ 3.2.4 If the Contractor believes that additional cost or time is involved because of clarifications or instructions the Architect or the Owner issues in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.2 or 3.2.3 or 3.2.5, the Contractor shall make Claims as provided in Article 15. If the Contractor fails to perform the obligations of Sections 3.2.2 or 3.2.3 or 3.2.5, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. If the Contractor performs those obligations, the Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents, for differences between field measurements or conditions and the Contract Documents, or for nonconformities of the Contract Documents to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, unless the Contractor recognized such errors, inconsistencies or omissions and knowingly failed to report it to the Architect.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§3.2.5 The Contractor shall give the Architect notice of any additional Drawings, Specifications, or instructions required to define the Work in greater detail, or to permit the proper progress of the Work. Requests for such information shall be made by the Contractor sufficiently in advance of the time such information is needed by the Contractor so as to permit the Architect a reasonable time for responding to such requests without delaying the progress of the Work.
§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES
§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any loss or damage arising solely from those Owner-required means, methods, techniques, sequences or procedures.
§ 3.3.2 The Contractor shall be responsible to the Owner for the coordination of, and for the acts and omissions of, the Contractor’s employees, Subcontractors, suppliers and their agents and employees, and other persons or entities performing portions of the Work for, or on behalf of, the Contractor or any of its Subcontractors or suppliers.
§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.
§3.3.4 The Contractor shall arrange for and attend weekly job meetings with the Owner and the Architect and such other persons as the Architect or Owner may from time to time wish to have present. Unless otherwise directed by the Owner, the Contractor shall prepare and promptly distribute minutes of each job meeting. The Contractor shall be represented by a principal, project manager, general superintendent or other authorized main office representative, as well as by the Contractor’s own superintendent. An authorized representative of any Subcontractor or sub-subcontractor shall attend such meetings if the representative’s presence is required by the Owner or the Architect.

§3.3.5 The key members of the Contractor’s staff shall be persons agreed upon with the Owner as identified in this Section. Such key members of the Contractor’s staff shall not be changed without the written consent of the Owner, unless such person becomes unable to perform his or her duties due to death, disability or termination of employment, or unless the Owner requests removal. If a key member is no longer capable of performing in the capacity described, or is removed by the Owner, the Owner and the Contractor shall agree on a mutually acceptable substitute. The Contractor’s Key Personnel are: Peter Doucet – Project Manager; Norm Fournier -Project Executive; Chris Aguiar -Project Superintendent.
§ 3.3.6 The Contractor shall be responsible for properly laying out the Work, and shall do all work required to establish elevations, grades and lines, and shall be responsible for maintaining bench marks and other survey marks and controls and shall replace any bench marks, survey marks or controls which have been disturbed or destroyed. The Contractor shall compare all grades, lines, levels and dimensions as shown on the Drawings with actual site conditions and promptly report to the Owner and Architect, before commencing with the Work or relevant portion thereof, any inconsistencies the Contractor may discover.
§ 3.3.7 The Contractor shall retain a competent registered professional engineer or registered land surveyor, acceptable to the Owner and the Architect, who shall establish the exterior lines and required elevations of all buildings and structures to be erected on the site and shall establish sufficient lines and grades for the construction of associated Work such as, but not limited to, roads, utilities and site grading. The engineer or land surveyor shall certify as to the actual location of all constructed facilities in relation to property lines, building lines, easements, and other restrictive boundaries.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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West Parking Garage	athena Arsenal, LLC

§ 3.3.8 The Contractor shall provide a monthly written report to the Owner and Architect on the progress of the entire Work, such report to be in form and content acceptable to the Owner. Such report shall include at least the following: (i) updated project schedules(s) including narrative and critical path analysis with identification of any changes in activities from the previous month; (ii) cost report and update of project budget including cost to date, no later than two weeks after the final Application for Payment for each month; (iii) summary/status of buyout and procurement; (iv) update of the submittal schedule (see Section 3.10.2) with status; (v) status of, including a summary of the resolution of, all claims or disputes resolved with respect to, Requests for Information, Construction Change Directives, Contractor Change Requests and Change Orders; and (vi) such other information as may be requested by the Owner. All logs and materials relied upon by the Contractor to prepare the monthly reports required by this Section 3.3.8 shall be available to the Owner and Architect for review at each weekly project meeting and at any other times upon request.
§ 3.4 LABOR AND MATERIALS
§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.
§ 3.4.2 Except in the case of minor changes in the Work authorized by the Architect in accordance with Sections
3.12.8 or 7.4, the Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or Construction Change Directive. Unless otherwise provided in the Change Order, any additional cost, loss or damage arising from the substitution or proposed substitution of any material, equipment or method for that originally specified (including but not limited to any fees for additional services charged by the Architect in connection with the evaluation of a proposed substitution, whether or not such substitution is approved by the Owner), shall be borne by the Contractor and funded within the GMP, including, without limitation, costs of changes to other elements of the Work to accommodate a substitution and costs of modifying design documents and other additional design fees, notwithstanding approval or acceptance of such substitution by the Owner or the Architect, unless such substitution was made at the written request or direction of the Owner or the Architect. If any approved substitution results in a cost savings, these shall be delivered to the GMP.
§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Work. The Contractor shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them. The Contractor and its Subcontractors shall adhere to rules, procedures and policies of the Owner governing the conduct of personnel at the Project site and on the Owner’s campus. Such rules, procedures and policies may include, but are not limited to, badging, security, site access, traffic control, parking and other rules of conduct. The Contractor shall ensure that its employees, agents, representatives, and Subcontractors of every tier shall comply with such rules and regulations as may be promulgated or revised from time to time by the Owner.
§ 3.4.4 The Contractor and all Subcontractors shall make all reasonably foreseeable provisions necessary to avoid any disputes with labor unions and shall be responsible, at no cost to the Owner, for any delays, damages or extra costs incurred as a result of such disputes. The Contractor shall be responsible for the maintenance of labor relations among its employees and the employees of its Subcontractors on this Contract in such manner as will provide for harmony as far as practical among workers at the Project site. Prior to contracting with any Subcontractor, the Contractor will require such Subcontractor to certify its willingness to cooperate with not only the other Subcontractors hired by the Contractor, but also with the Owner, any other contractors hired by the Owner, and their subcontractors. Any Subcontractor not cooperating shall, upon the Owner’s reasonable request, be dismissed by the Contractor and a replacement subcontractor shall be hired with no increase in the GMP.
§ 3.5 WARRANTY
§ 3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality, new and of recent manufacture unless the Contract Documents require or permit otherwise. The Contractor further warrants that the Work will conform to the requirements of the Contract Documents and will be of good quality, free from faults and defects, except for those inherent in the quality of the Work the Contract Documents expressly require or permit. Work, materials, or equipment not conforming to these

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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requirements shall be considered defective and shall be promptly repaired or replaced. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect or the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.
§ 3.5.2 The Contractor shall procure and deliver to the Architect, no later than the date that Final Completion is certified, all special warranties required by the Contract Documents. Delivery by the Contractor shall constitute the Contractor’s guarantee to the Owner (but only during Contractor’s standard warranty period) that the warranty will be performed in accordance with its terms and conditions.

§ 3.6 TAXES
§ 3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.! !

§ 3.7 PERMITS, FEES, NOTICES, AND COMPLIANCE WITH LAWS
§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit as well as for other permits, fees, licenses, and inspections by government agencies necessary for proper execution and completion of the Work that are customarily secured after execution of the Contract and legally required at the time bids are received or negotiations concluded. At the request of the Owner, Contractor shall submit to the Owner, for its review, copies of building or other permit applications before such applications are submitted to the applicable legal authority.
§ 3.7.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to performance of the Work.
§ 3.7.3 If the Contractor performs Work knowing it to be contrary to applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.
§ 3.7.4 Concealed or Unknown Conditions. If the Contractor encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents or other information provided to Contractor, or observed by the Contractor prior to execution of the GMP Amendment, or (2) unknown physical conditions of an unusual nature, that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Contractor shall promptly provide written notice to the Owner and the Architect before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner or the Architect will promptly investigate such conditions and, if the Architect or the Owner determines that they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect or the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall promptly notify the Owner and Contractor in writing, stating the reasons. If either party disputes the Architect’s or Owner’s determination or recommendation, that party may proceed as provided in Article 15.
§ 3.7.5 If, in the course of the Work, the Contractor encounters human remains or recognizes the existence of burial markers, archaeological sites or wetlands not indicated in the Contract Documents, the Contractor shall immediately suspend any operations that would affect them and shall notify the Owner and Architect. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Contractor shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 15.

§ 3.7.6 The Contractor shall be responsible for familiarizing itself and complying with the regulatory requirements governing the disposal of materials, including materials containing pollutants, from the site.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 3.8 ALLOWANCES
§ 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.
§ 3.8.2 Unless otherwise provided in the Contract Documents,

.1	allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2
Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3
whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order provided that costs that are more than the specified allowance shall be permitted only with the consent of the Owner. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner with reasonable promptness.
§ 3.9 SUPERINTENDENT
§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site at all times during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor.
§ 3.9.2 The Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the name and qualifications of a proposed superintendent. The Architect may reply within 14 days to the Contractor in writing stating (1) whether the Owner or the Architect has reasonable objection to the proposed superintendent or (2) that the Architect requires additional time to review. Failure of the Architect to reply within the 14 day period shall constitute notice of no reasonable objection.
§ 3.9.3 The Contractor’s superintendent shall keep a daily log of the progress of the Work, which shall be posted on the on-line project information system or otherwise made available to the Owner’s representatives at all times. The daily log shall include a listing of manpower on site by Subcontractor, weather conditions, the names and purpose of all visitors to the site, work in progress and work accomplished, problems encountered and such other information as requested by the Owner.
§ 3.9.4 The Contractor shall furnish to both the Owner and the Architect the names, email addresses and telephone numbers of the project manager, superintendent, the superintendent’s immediate supervisor, and at least two other of the Contractor’s and each Subcontractor’s authorized representatives indicating where they can be contacted at times other than normal working hours in the case of an emergency. This information may be posted on the on-line project information system.
§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES
§ 3.10.1 The Contractor, shall prepare and submit for the Owner’s and Architect’s information a Contractor’s construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work. The construction schedule shall be in a detailed format acceptable to the Owner and shall: (1) provide a graphic representation of material activities and events that will occur during performance of the Work; (2) identify each phase of construction; (3) identify key dates for Owner-provided information and materials, and (4) set forth dates that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents. The Construction Schedule attached to the GMP Amendment is the approved baseline Construction Schedule. Monthly updates of the Construction Schedule in form acceptable to the Owner shall be submitted with the Contractor’s monthly Report. The Construction Schedule may be adjusted pursuant to Section 8.3 below.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 3.10.2 The Contractor shall prepare a submittal schedule, promptly after being awarded the Contract and thereafter as necessary to maintain a current submittal schedule, including a Shop Drawing schedule, Sample schedule, and Product Data schedule and shall submit the schedule(s) for the Owner’s and the Architect’s approval. The Architect’s approval shall not unreasonably be delayed or withheld. The submittal schedule shall (1) be coordinated with the Contractor’s construction schedule, and (2) allow the Architect reasonable time to review submittals. If the Contractor fails to submit a submittal schedule, the Contractor shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of submittals. The schedules shall be subject to change in accordance with the progress of Work, subject to the Architect’s approval.
§ 3.10.3 The Contractor shall perform the Work in general accordance with the most recent Construction Schedule approved by the Owner.
§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE
The Contractor shall maintain at the site (and electronically) for the Owner one copy of the Drawings,
Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to indicate field changes and selections made during construction, (the "As-Built Documents") and one copy of approved Shop Drawings, Product Data, Samples and similar required submittals. The Contractor shall provide As-Built Documents in CAD as set forth in the Contractor’s Assumptions and Qualifications included in Exhibit C to the Agreement. The mark-ups to the As-Built Documents shall consist of record information including: (i) deviations from the Drawings made during construction; (ii) details in the Work not previously shown; (iii) changes to existing conditions or existing conditions found to differ from those shown on the Drawings; (iv) the actual installed position of equipment, piping, conduits, light switches, electric fixtures, circuiting, ducts, dampers, access panels, control valves, drains, openings, and stub-outs; (v) the coordinates and elevations of all subsurface utilities installed or encountered by the Contractor which are not indicated in the Contract Documents and the inverts and rim elevations of utility structures installed by the Contractor; (vi) the actual installed locations of concealed elements of the foundation; (vii) all approved revisions to structural details which differ from the approved Shop Drawings; and (viii) such other information as the Owner or the Architect may reasonably request. Upon completion of the Work, the Contractor shall deliver to the Architect and the Owner final As-Built Documents in electronic format. Such delivery shall constitute the Contractor’s certification that the As-Built Documents are complete and accurate. Approval by the Architect and the Owner of As-Built Documents prepared by the Contractor and its Subcontractors and suppliers shall be a condition precedent to the Owner’s obligation to make final payment to the Contractor. Without limitation, the Contractor shall also maintain all approved permit drawings in a manner so as to make them accessible to inspectors and other authorized agencies. All such approved permit drawings shall be wrapped, marked, and delivered to the Owner within sixty (60) days of final completion of the Work.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES
§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data, specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.
§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.
§ 3.12.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.
§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. Their purpose is to demonstrate the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents for those portions of the Work for which the Contract Documents require submittals. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals that are not required by the Contract Documents may be returned by the Architect without action.
§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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schedule, with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors.
§ 3.12.6 By submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents to the Owner and Architect that the Contractor has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so and (3) checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.
§ 3.12.8 The Work shall be in accordance with submittals that have been reviewed and accepted by the Architect except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s review and acceptance of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has reviewed and not objected to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s review thereof.
§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice, the Architect’s approval of a resubmission shall not apply to such revisions.
§ 3.12.10 The Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all material performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications and approvals performed or provided by such design professionals, provided the Owner and Architect have specified to the Contractor all material performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review, accept, reject or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance and design criteria specified in the Contract Documents.
§ 3.13 USE OF SITE
The Contractor shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities and the Contract Documents and shall not unreasonably encumber the site with materials or equipment. Any Work required beyond designated site limits shall be scheduled and performed in such a manner as to cause a minimum of inconvenience or disturbance to or interference with the normal operations and activities of the Owner, abutters and the public. Rules, requirements and protocols for the protection of ongoing operations which apply to Work performed on the site shall also apply to Work performed off of the site. The Contractor shall obtain the Owner’s prior approval and all necessary approvals from public authorities and utility companies for such operations (if approvals or permissions from abutters are needed, the Contractor shall notify the Owner and shall assist the Owner in obtaining such approvals or permissions), prosecute such operations expeditiously and restore the affected area to its original condition immediately upon

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

completion of such operations, unless otherwise specified in the Contract Documents. All such approvals from third parties must be satisfactory to the Owner. Any shutdown of utilities must be coordinated with the Owner in advance to minimize inconvenience to the Owner and any affected abutters. All existing walkways, roadways, and other paved or landscaped areas over which temporary driveways or walkways are established shall be restored to their original condition immediately upon completion of the related phases or portions of the Work, unless otherwise specified in the Contract Documents.
§ 3.14 CUTTING AND PATCHING
§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly. All areas requiring cutting, fitting and patching shall be restored to the condition existing prior to the cutting, fitting and patching, unless otherwise required by the Contract Documents.
§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work. Existing work that is cut, damaged, disturbed or otherwise interfered with by the Contractor, a Subcontractor, or anyone for whom they are responsible shall be fully, properly and carefully repaired by the responsible Contractor or Subcontractor and the cost of such repair shall not be included in the Cost of the Work except to the extent included in accordance with this Agreement. All such repairs shall be completed in a first-class manner to the satisfaction of the Architect, and shall match similar existing adjoining work.
§ 3.15 CLEANING UP
§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials from and about the Project.
§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Contractor.
§ 3.16 ACCESS TO WORK
The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.
§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS
The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Owner and the Architect.
§ 3.18 INDEMNIFICATION
§ 3.18.1 To the fullest extent permitted by law the Contractor shall indemnify defend, protect, and hold harmless the Owner, the parties identified as Additional Insureds in Section 11.1 below, the Architect, their respective officers, current and former trustees and directors, members of their governing board, representatives, agents, including Owner’s Project Manager, consultants, and employees and anyone else acting for or on their behalf of any of them (collectively, the "Indemnitees") from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from (a) performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, sub-subcontractors, suppliers, materialmen, anyone directly or indirectly employed by any of them or

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder, (b) the failure of the Contractor or those acting under it to conduct the Work in accordance with the laws, statutes, ordinances, and regulations of any governmental authority, or (c) the failure by Contractor or its Subcontractors, or sub-subcontractors to make any payments when due. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Section 3.18.
§ 3.18.2 In claims against any Indemnitee by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Section 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts or other employee benefit acts.
§ 3.18.3 Each Subcontract shall contain an indemnification in favor of the Indemnitees and the Contractor, which indemnification shall be in substantially the form as this Section 3.18 and, to the extent governed by M.G.L. c. 149, s.29C limited to acts and omissions of the Subcontractor.
§ 3.18.4 Any sum or sums chargeable to the Contractor under this Section may, at the election of the Owner, be deducted from any payments otherwise due or to become due to the Contractor under this Agreement, or the Owner may sue the Contractor and recover damages therefor.
§ 3.19 LIENS
§ 3.19.1 In the event that any Subcontractor, supplier or any other party for whom the Contractor is responsible establishes a lien against the Project and/or the Project site, and the Owner has, with respect to such Subcontractor, supplier, or other party, fulfilled its obligations for payment, the Contractor shall, within ten days of receipt of notice from the Owner regarding such lien, cause the lien to be discharged (either by obtaining and recording a lien discharge bond from a surety and in a form acceptable to the Owner or otherwise) at no cost to the Owner. If the Contractor fails to cause the lien to be discharged within such ten day period, the Owner shall have the right to withhold from the next progress payment or any other sum payable to the Contractor, an amount equal to one hundred percent of the amount of such lien. The Owner may either (a) apply amounts so withheld to discharging such lien or (b) retain such amounts until such lien is discharged or released by the Contractor or the lienor, and shall thereafter credit to the Contractor any amounts remaining after payment of the fees and expenses the Owner incurs in connection with such lien. The Contractor agrees to indemnify and hold harmless the Owner from all costs and expenses incurred by the Owner in connection with such liens. For purposes of this Section 3.19, the term "lien" shall mean any instrument filed with the applicable Registry of Deeds and/or Registry District of the Land Court which creates or perfects a lien under M.G.L. ch. 254 (e.g., the filing of a Statement of Account following the filing of a Notice of Contract); provided, however, that the filing of a Notice of Contract by the Contractor under Section 2 of M.G.L. c.254 alone shall not be deemed to create a lien hereunder, provided the Contractor submits, with each Application for Payment, a properly completed and signed Partial Waiver and Subordination of Lien in the form contained in M.G.L. c.254, § 32.
ARTICLE 4 ARCHITECT
§ 4.1 GENERAL
§ 4.1.1 The Owner shall retain an architect lawfully licensed to practice architecture or an entity lawfully practicing architecture in the jurisdiction where the Project is located. That person or entity is identified as the Architect in the Agreement and is referred to throughout the Contract Documents as if singular in number. Any reference to Architect in this agreement is Walker Parking Consultants/Engineers, Inc.

§ 4.1.2 [Intentionally Omitted]

§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a successor architect and whose status under the Contract Documents shall be that of the Architect.
§ 4.2 ADMINISTRATION OF THE CONTRACT
§ 4.2.1 The Architect, along with one or more Owner’s representatives, will provide administration of the Contract as described in the Contract Documents and will be an Owner’s representative during construction until the date the

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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Architect issues the final Certificate For Payment. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents.

§ 4.2.2 The Architect and other representatives of the Owner will visit the site at intervals appropriate to the stage of construction, or as otherwise agreed with the Owner, to become generally familiar with the progress and quality of the portion of the Work completed, and to determine in general if the Work observed is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, neither the Architect nor the Owner’s representatives will be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. Neither the Architect nor the Owner’s representatives will have control over, charge of, or responsibility for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.
§ 4.2.3 On the basis of the site visits, the Architect and other Owner’s representatives will keep the Owner reasonably informed about the progress and quality of the portion of the Work completed, and report to the Owner (1) known deviations from the Contract Documents and from the most recent construction schedule submitted by the Contractor, and (2) defects and deficiencies observed in the Work. Neither the Architect nor any other representatives of the Owner will be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. Neither the Architect nor any other representatives of the Owner will have control over or charge of, nor be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.
§ 4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION
The Owner and the Contractor may communicate with each other about matters arising out of or relating to the Contract and the Owner and the Contractor shall endeavor to inform the Architect of any such direct communications to the extent such communications are relevant to the performance by the Architect of the Architect’s services. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor.
Communications by and with separate contractors shall be through the Owner.
§ 4.2.5 Based on the Architect’s and the Owner’s representative’s evaluations of the Contractor’s Applications for Payment, the Architect and the Owner’s representative will review, and the Architect will certify, the amounts due the Contractor and will issue Certificates for Payment in such amounts.

§ 4.2.6 The Architect has authority (with the approval of the Owner) to reject Work that does not conform to the Contract Documents or approved submittals. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve, or take other appropriate action upon, the Contractor’s submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Architect’s professional judgment to permit adequate review. If the Architect requires additional time for review of submittals beyond the time indicated in the approved submittal schedule, the Architect shall notify the Contractor, indicating the reasonable additional time anticipated for completion of such review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12. The Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component. If, through no fault of the Architect, the

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

Architect is required to review Shop Drawings or other submittals more than two (2) times, the Contractor shall be responsible for any additional fees charged to the Owner by the Architect on account of such additional submittal review, provided that if the need for any such additional review is through no fault of the Contractor or any of its Subcontractors or suppliers, then the Contractor shall not be responsible for any such additional fees.

§ 4.2.8 The Architect or the Contractor, as directed by the Owner, will prepare Change Orders and Construction Change Directives, and the Architect may authorize minor changes in the Work not involving an adjustment in the Contract Sum or an extension of the Contract Time as provided in Section 7.4. The Architect will investigate and make determinations and recommendations regarding concealed and unknown conditions as provided in Section
3.7.4.
§ 4.2.9 The Architect and the Owner will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion. The Architect will issue Certificates of Substantial Completion pursuant to Section 9.8. The Architect or the Owner’s representative will receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor pursuant to Section 9.10; and the Architect will issue a final Certificate for Payment pursuant to Section 9.10.
§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.
§ 4.2.11 The Architect will interpret and initially decide matters concerning performance under, and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness.
§ 4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of, and reasonably inferable from, the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions rendered in good faith.
§ 4.2.13 The Architect’s decisions on matters relating to aesthetic effect as between the Architect and the Contractor will be final if consistent with the intent expressed in the Contract Documents.
§ 4.2.14 The Architect will review and respond to requests for information about the Contract Documents. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If appropriate, the Architect will prepare and issue supplemental Drawings and Specifications in response to the requests for information.
ARTICLE 5 SUBCONTRACTORS
§ 5.1 DEFINITIONS
§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.
§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.
§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK
§ 5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect may reply within 14 days to the Contractor in writing stating (1) whether the Owner or the Architect has reasonable objection to any such proposed person or

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

entity or (2) that the Architect requires additional time for review. Failure of the Owner or Architect to reply within the 14 day period shall constitute notice of no reasonable objection.

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.
§ 5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.
§ 5.2.4 The Contractor shall not substitute a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitution.
§ 5.3 SUBCONTRACTUAL RELATIONS
By appropriate agreement, written where legally required for validity, the Contractor shall require each
Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement that may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors. Each subcontract shall provide that it may be terminated without penalty or premium in the event this Contract is terminated.

§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS
§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner, provided that

.1
assignment is effective only after termination of the Contract by the Owner for cause pursuant to Section 14.2 and only for those subcontract agreements that the Owner accepts by notifying the Subcontractor and Contractor in writing; and

.2	assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

When the Owner accepts the assignment of a subcontract agreement, the Owner assumes the Contractor’s rights and obligations under the subcontract.
§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.
§ 5.4.3 Upon such assignment to the Owner under this Section 5.4, the Owner may further assign the subcontract to a successor contractor or other entity. If the Owner assigns the subcontract to a successor contractor or other entity, the Owner shall nevertheless remain legally responsible for all of the successor contractor’s obligations under the subcontract.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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ARTICLE 6    CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS
§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Article 15.
§ 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.
§ 6.1.3 The Owner, or the Contractor, if specified in the Contract Documents, shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

§ 6.1.4 [INTENTIONALLY OMITTED]

§ 6.2 MUTUAL RESPONSIBILITY
§ 6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.
§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect and the Owner in writing apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.
§ 6.2.3 The Contractor shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Contractor’s delays, improperly timed activities, damage to other work or defective or non-conforming construction. The Owner shall be responsible to the Contractor for costs the Contractor incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective or non-conforming construction.
§ 6.2.4 The Contractor shall promptly remedy damage the Contractor wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.
§ 6.3 OWNER’S RIGHT TO CLEAN UP
If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the cost will be allocated among those responsible.
ARTICLE 7    CHANGES IN THE WORK
§ 7.1 GENERAL
§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents, and no course of conduct or dealings

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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between the parties, nor express or implied acceptance of alterations or additions to the Work shall be the basis of any claim to an increase in amounts due under the Contract Documents or an adjustment in the Contract Time.

§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect (or may be issued by the Owner alone), and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.
§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.
§ 7.1.4 Upon request of the Owner or the Architect, the Contractor shall, promptly and without additional cost to the Owner, submit a "Change Proposal" including a description of the character and scope of work involved in any proposed extra Work or change in the Work, a written estimate of the cost of such proposed change including all elements of pricing in appropriate detail, and an explanation of the impact of the proposed change on the construction schedule. If required by the Architect or the Owner, the Contractor shall obtain and furnish to the Architect bona fide proposals (on letterhead) from Subcontractors, Sub-subcontractors or recognized suppliers for furnishing labor and materials included in such Work, including the same supporting information. The Contractor shall state in the Change Proposal any extension of the Contract Time that the Contractor believes is necessary if the change or extra Work is ordered or that the Contractor believes it is entitled to for any other reason, with a full explanation. The Contractor shall cooperate fully with the Owner and the Architect to provide sufficient substantiation and explanation of costs and schedule impacts to allow the Owner and the Architect to reasonably evaluate the Change Proposal. Requests for substitutions or other changes initiated by Contractor shall be submitted to the Owner and the Architect for approval.
§ 7.1.5 If the Contractor believes that a change has occurred by reason of any Work performed or materials furnished, or by reason of issuance of any additional or supplemental drawings, specifications, instructions or sketches, or any other direction or interpretation by the Owner or the Architect, or by reason of any other event, circumstance or occurrence, the Contractor shall submit to the Owner a notice of impact within seven (7) calendar days after the occurrence of the event or circumstance giving rise to such change and an order of magnitude estimate within fourteen (14) days after such occurrence, and shall thereafter request that a Change Order be issued by submitting to the Owner a Change Proposal or a Contractor Change Request within twenty-one (21) days after such occurrence. A Contractor Change Request shall be expressly identified as such and shall contain, at a minimum, the information required to be included in a Change Proposal as described in Section 7.1.4 above. A Contractor Change Request must provide clear and detailed justification that a change has occurred or that the Contractor is otherwise entitled to an adjustment in the Contract Sum or the Contract Time, and shall include the applicable Contract Document references supporting the Contractor’s claim and the efforts taken and to be taken by the Contractor to prevent or minimize costs or schedule extension. The Contractor shall furnish, promptly upon request from the Owner or the Architect, such further information and details including but not limited to books of account, records and other documents of the Contractor or its Subcontractors as may be required by the Owner or the Architect to determine the facts or issues involved in the Contractor Change Request.
§ 7.2 CHANGE ORDERS
§ 7.2.1 A Change Order is a written instrument prepared by the Contractor or the Architect and signed by the Owner, Contractor and Architect stating their agreement upon all of the following:

.1	The change in the Work;

.2	The amount of the adjustment, if any, in the Contract Sum; and

.3	The extent of the adjustment, if any, in the Contract Time.

§ 7.2.3 Unless expressly reserved therein, an executed Change Order shall constitute a final settlement of all matters relating to the change in the Work which is the subject of the Change Order, including, but not limited to, all direct and indirect costs associated with such change, any adjustments to the Contract Sum, and any and all adjustments to the Construction Schedule, and/or Contract Time.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 7.3 CONSTRUCTION CHANGE DIRECTIVES
§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect or the Owner and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.
§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

.1	Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2	Unit prices stated in the Contract Documents or subsequently agreed upon;

.3	Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4	As provided in Section 7.3.7.

§ 7.3.4 The agreed upon Unit Prices are stated in an exhibit to the Agreement, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.
§ 7.3.5 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner and the Architect of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time. Unless otherwise stated in the Construction Change Directive, within fifteen (15) days of receipt of a Construction Change Directive (or such additional time as may be reasonably necessary and approved by the Architect), the Contractor shall provide to the Owner and the Architect a Change Proposal as described in Section 7.1.4.
§ 7.3.6 A Construction Change Directive signed by the Contractor indicates the Contractor’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order. A Construction Change Directive signed, or acted upon, by the Contractor without an adjustment of the Contract Sum or Contract Time indicates the Contractor’s agreement that there is no adjustment in Contract Sum or Contract Time, respectively, associated with the Construction Change Directive.
§ 7.3.7 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the Architect and the Owner’s representative shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect and the Owner’s representative may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents for determining the Cost of the Work, costs for the purposes of this Section 7.3.7 shall be limited to the following:

.1	Costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2	Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3	Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4	Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5	Additional costs of supervision and field office personnel directly attributable to the change.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 7.3.8 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net decrease in cost as confirmed by the Architect and the Owner’s representative. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change. Amounts payable on account of overhead and profit for Subcontractors, under this Section 7.3 and under all other methods of adjustment specified in this Article 7, shall not exceed the percentages specified below, to be applied to the Cost of the Work incurred by the Subcontractor involved. The percentage allowance for Subcontractors stated below shall cover overhead, profit and all other indirect costs.

(a)	For each such Subcontractor or Sub-subcontractor involved, for Work performed by the
Subcontractor’s or Sub-subcontractor’s own forces, the percentage allowance shall not exceed ten percent (10%) of the Subcontractor’s actual costs.

(b)	The total of the mark-ups chargeable by the Subcontractor performing the Work and all higher tier Subcontractors combined, shall not exceed fifteen percent (15%) of the actual cost of the Work.

§ 7.3.9 Pending final determination of the total cost of a Construction Change Directive to the Owner, the Contractor may request payment for Work completed under the Construction Change Directive in Applications for Payment. The Architect will make an interim determination for purposes of monthly certification for payment for those costs and certify for payment the amount that the Architect determines, in the Architect’s professional judgment, to be reasonably justified. The Architect’s interim determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a Claim in accordance with Article 15.
§ 7.3.10 When the Owner and Contractor agree with a proposal made by the Contractor or a determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Architect or the Contractor will prepare a Change Order. Change Orders may be issued for all or any part of a Construction Change Directive.
§ 7.4 MINOR CHANGES IN THE WORK
The Architect has authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes will be effected by written order signed by the Architect and shall be binding on the Owner and Contractor.
§ 7.5 BACK-UP FOR CHANGES AND CHANGE ESTIMATES
§ 7.5.1 Lump Sum Proposal: Any lump sum proposal for a change in the Work submitted by or on behalf of the Contractor (Change Proposal) shall be itemized for the various components of work and segregated by labor, material and equipment in a detailed format satisfactory the Owner. Such format will include a material and labor quantity takeoff and related pricing information and extensions (by drawing, if applicable). The Contractor will furnish its itemized lump sum proposal and similarly detailed proposals of any Subcontractors, Sub-subcontractors or material suppliers.
§ 7.5.2 Time and Material: Should the Owner elect to have extra work or a change in the Work performed on a time and material basis, and so notify the Contractor in writing, the Contractor, Subcontractors or Sub-subcontractors shall perform the work in such manner. Records supporting the actual cost of the work performed must be kept and forwarded to the Owner. Such records include, but are not limited to, material tickets for all actual material used, daily time sheets itemizing workmen’s names and hours worked for all actual labor costs, and such other evidence as the Owner may reasonably request. The Owner may require authentication of all time sheets and material tickets. Such authentication shall include verification (sign-off) by the Owner’s site representative within five (5) business days. If so requested, the failure to provide such authentication shall constitute a waiver of any rights to payment of the Contractor, Subcontractor or any Sub-subcontractor for the extra work or change performed, unless the Contractor can demonstrate that it was unable to obtain such verification by the Owner’s site representative despite best efforts.
§ 7.6 PRIOR APPROVAL REQUIRED FOR EXTRA COMPENSATION OR EXTENSION OF TIME
Any changes undertaken without the Architect’s or the Owner’s authorization will not be recognized as a basis for a Claim for extra cost at a later date. If the Contractor claims that any supplemental drawings or specificatgions, or other instructions or orders, whether oral, written, by drawings, or otherwise, involve extra cost or time, and such

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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instructions or orders are not accompanied by a written acknowledgment by the Owner or the Architect that extra payment will be made or time extended, they shall promptly so notify the Architect and the Owner in writing and should not proceed with the Work until they have received a further written order to proceed, except in cases of emergency affecting life or property. No Claim for extra cost or time on account of such instructions shall be valid unless the Contractor has so notified the Architect and the Owner, before proceeding, that they claim extra cost and time and has received the further order to proceed.
ARTICLE 8 TIME
§ 8.1 DEFINITIONS
§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.
§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.
§ 8.1.3 The date of Substantial Completion is the date certified by the Architect and accepted by the Owner in accordance with Section 9.8.
§ 8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined. If the last day of any time period specified in the Contract Documents within which a party is required to act falls on a Saturday, Sunday or legal holiday at the place of the Project, the period of time within which the required action must be taken shall be extended to the next following regular business day.
§ 8.2 PROGRESS AND COMPLETION
§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.
§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance.
§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.
§ 8.2.4 The Contractor shall at all times provide adequate rates of progress for the various parts of the Work so that the Project at all times substantially conforms to the Construction Schedule. Whenever critical path activities fall behind the planned schedule of construction as shown on the Construction Schedule, the Contractor shall notify the Owner and the Architect and advise the Owner of action being taken to return the Work to the planned schedule or to revise the schedule as necessary to maintain the required date for Substantial Completion, and such action shall be indicated on the Construction Schedule which shall then be re-submitted by the Contractor to the Architect and the Owner for acceptance.

§ 8.2.5 Without limitation of the provisions of Section 8.2.4, if the Owner determines that the progress of the Work has been materially delayed, or that the Construction Schedule is in jeopardy of not being met, the Owner shall have the right to require the Contractor to take whatever steps are necessary to recover all or a portion of such delay. If and to the extent such delay is caused by the act or omission of the Owner or agents of the Owner, or by force majeure, and is beyond the control of the Contractor, then, as between the Owner and the Contractor, the costs of such recovery shall be borne by the Owner; in all other cases, the costs associated with such recovery shall be borne by the Contractor within the GMP, and the activities required to effect such recovery shall not be deemed to be a change in the Work and there shall be no increase in the Contract Sum or GMP on account of such recovery activities. The Contractor shall, within three days after the Owner’s request to take such action, notify the Owner and the Architect in writing, and unless otherwise directed by the Owner in writing, promptly commence implementing the steps the Contractor proposes to take to effect such recovery, and provide the Owner a detailed recovery schedule setting forth the actions to be taken by the Contractor. If the Contractor disputes any direction given by the Owner pursuant to this section, it shall have no right to refuse to accelerate the Work, but the Contractor shall have the right to make a Claim for additional costs in accordance with the provisions of the Contract Documents.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 8.3 DELAYS AND EXTENSIONS OF TIME
§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner; or by changes ordered in the Work; or by labor disputes related to the Project, the Contractor or anyone for whom the Contractor is responsible; or by fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor’s control; or by delay authorized or directed by the Owner; or by other causes that the Architect and the Owner’s representative determine to justify delay, and provided the Contractor has given timely notice of such delay in accordance with a Contractor Change Request as provided in Section 7.1.5, then the Contract Time shall be extended by Change Order or by Construction Change Directive for such reasonable time as the Architect and the Owner may determine.
§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Article 15 and this Section 8.3.
§ 8.3.3 Should the Contractor be delayed in the performance of the Work, the Contractor shall, promptly and in any event within fourteen days after the occurrence of the circumstances resulting in a delay, notify the Owner and the Architect of the estimated extent of the delay and the cost, if any, which may be incurred as a result of the delay. If the Contractor fails to so notify the Owner and the Architect, the Contractor shall be barred from asserting any claim for extension of time or compensation, expense or damages with respect to such delay.
§ 8.3.4 No adjustments to the Contract Time shall be made unless the events described above have the effect of delaying completion of components of Work on the critical path indicated in the Construction Schedule by at least one (1) day, and only if the delays resulting therefrom are not caused by and could not have been avoided by the Contractor or those for whom the Contractor is responsible.
§ 8.3.5 To the extent that any delay as described above is caused by (i) the Owner, the Owner’s representative, the Architect, any separate contractor engaged by the Owner or anyone else for whom the Owner is responsible, (ii) concealed conditions as set forth in Section 3.7.4 of these General Conditions, (iii) changes in the Work, or (iv) suspension or delay in the Work directed by Owner and not attributable to the negligence or fault of the Contractor (collectively, "Owner Fault"), the Contractor shall be entitled to compensation for additional documented direct Costs of the Work incurred by the Contractor solely as a result of such delay, subject to the terms of the Agreement. To the extent that delay is attributable to the failure of performance or other fault of the Contractor or any Subcontractor or others for whom the Contractor is liable ("Contractor Fault"), the Contractor shall not be entitled to an increase in the GMP on account of costs incurred as a result of such delay. To the extent any such delay is caused by force majeure, i.e., causes beyond the control of either the Owner or the Contractor, or in the event of a concurrent delay (i.e., delay to a critical path activity caused by both Owner Fault and Contractor Fault), the Contractor shall be entitled to an extension of the Contract Time (subject to applicable provisions of the Contract Documents) and shall be afforded the opportunity to present a request for additional compensation (which the Owner will not unreasonably withhold) incurred as a result of such delay. If a delay is attributable partly to Contractor Fault and partly to Owner Fault and/or force majeure, the Contractor’s entitlement to additional compensation and/or extension of time as provided above shall apply proportionately.

ARTICLE 9 PAYMENTS AND COMPLETION
§ 9.1 CONTRACT SUM
The Contract Sum is defined in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents. The Contract Sum shall not exceed the Guaranteed Maximum Price. The terms "Guaranteed Maximum Price" and "GMP" mean the Guaranteed Maximum Price stated in the Agreement including amendments thereto.
§ 9.2 SCHEDULE OF VALUES
Where the Contract is based on a stipulated sum or Guaranteed Maximum Price, the Contractor shall submit to the Architect and the Owner, before the first Application for Payment, a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Architect or the Owner may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment. The schedule of values shall be updated upon award of each subcontract or supply agreement, shall include a complete breakdown (as requested by the Owner) for each trade or other subcontracted Work, and shall be reviewed from time to time and revised if found at any time to be inaccurate. Changes to the schedule of values require the Owner’s approval.

§ 9.3 APPLICATIONS FOR PAYMENT
§ 9.3.1 At least ten days before the date established for each progress payment, or as otherwise provided in the Agreement, the Contractor shall submit to the Architect and the Owner’s representative an itemized Application for Payment prepared in accordance with the schedule of values, if required under Section 9.2., for completed portions of the Work. Such application shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and shall reflect retainage if provided for in the Contract Documents.
§ 9.3.1.1 As provided in Section 7.3.9, such applications may include requests for payment on account of changes in the Work that have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.
§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Contractor does not intend to pay a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.
§ 9.3.1.3 On all Applications for Payment the Contractor shall indicate the sums of money being requisitioned for payment of the Contractor’s principal suppliers and Subcontractors for each subdivision of Work and shall include therewith a certificate of payment and release of claims in form approved by the Owner stating that all such money will be used to pay the named suppliers and Subcontractors as their interests may appear within seven calendar days after receipt of payment from the Owner. Each Application for Payment shall be accompanied by a certificate from each Subcontractor, in form acceptable to the Owner, stating that the Subcontractor has been paid all amounts due the Subcontractor on the basis of the previous payment to the Contractor, that the Subcontractor has subsequently paid all monies owed to its Sub-subcontractors, suppliers, and vendors for Work performed on behalf of or material supplied to the Project, or else stating the amount not so paid and the reason for the discrepancy, and that the Subcontractor has no claims for additional costs or otherwise except as stated in such certificate. In the event of any such discrepancy or any stated claims, the Contractor shall furnish the Contractor’s own written explanation to the Owner through the Architect.
§ 9.3.1.4 On a schedule established by the Contractor and the Owner, generally one week prior to formal submission of each Application for Payment, the Contractor shall submit the Application for Payment in draft form, including all available supporting materials, to the Architect and the Owner. The Contractor shall meet with the Architect and the Owner as necessary to review the draft Application for Payment, and shall supply additional information as requested by the Architect or the Owner so as to substantiate all amounts to be included in the Application for Payment. Upon agreement of the parties, the Contractor shall formally submit the Application for Payment. Section 12.1 of the Agreement contains additional submission and review requirements for Applications for Payment. The review process for each draft application shall not exceed six (6) days after the pencil draft submission.

§ 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site. In approving payment for materials and equipment stored off-site, the Owner may require, without limitation, evidence that the off-site location is properly secure, inspections of such materials or equipment by the Owner’s representatives at the Contractor’s expense, proof of insurance, and segregation and/or marking of stored materials or equipment.
§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

§ 9.4 CERTIFICATES FOR PAYMENT
§ 9.4.1 The Architect will, within six (6) days after receipt of the Contractor’s Application for Payment and the concurrent evaluation of the Application for Payment by the Owner, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due based on the Owner’s evaluation, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.
§ 9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, that, to the best of the Architect’s knowledge, information and belief, the Work has progressed to the point indicated and that the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect or any representative of the Owner has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.
§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION
§ 9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect’s opinion the representations to the Owner required by Section 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Section 9.4.1. Withholding a Certificate of Payment in whole or in part shall be deemed to be a rejection of the whole or part, as the case may be, of the Application for Payment under M.G.L. c. 149, section 29E. The Architect’s decision to withhold a Certificate of Payment or reject the Application for Payment shall be made in writing, shall include an explanation of the factual and contractual basis for the rejection and shall be certified as made in good faith. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, as necessary in the Architect’s opinion to protect the Owner from loss for which the Contractor is responsible. The Owner (in addition to and without limitation of any other rights and remedies of the Owner under the Contract Documents) may withhold payment of any amounts claimed to be due by the Contractor and certified for payment by the Architect, in each case to such extent as may be necessary in order to provide for retention covering the fair value of any Claims (as defined in Section 15.1), costs, losses or damages the Owner may have against the Contractor, which amounts may include, but shall not be limited to, the fair value of any Claims, costs, losses or damages arising from:

.1	defective Work not remedied;

.2	third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3	failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the GMP;

.5	damage to the Owner or a separate contractor;

.6	reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay;

.7	repeated failure to carry out the Work in accordance with the Contract Documents, or defective material;

.8	amounts previously paid to the Contractor in excess of amounts properly due to the Contractor; or

.9	failure of the Contractor to comply with any of the Contractor’s indemnification obligations as set forth in Section 3.18.

Nothing in this Section shall permit the withholding of retainage in violation of M.G.L. c.149, section 29F.

§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.
§ 9.5.3 If the Architect withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Contractor and to any Subcontractor or material or equipment suppliers (or make payments directly to such Subcontractor or supplier) to whom the Contractor failed to make payment for Work properly performed or material or equipment suitably delivered. If the Owner makes payments by joint check (or directly), the Owner shall notify the Architect and the Contractor and the Architect will reflect such payment on the next Certificate for Payment.
§ 9.6 PROGRESS PAYMENTS
§ 9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.
§ 9.6.2 The Contractor shall pay each Subcontractor no later than seven days after receipt of payment from the Owner the amount to which the Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of the Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.
§ 9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.
§ 9.6.4 The Owner has the right to request written evidence from the Contractor that the Contractor has properly paid Subcontractors and material and equipment suppliers amounts paid by the Owner to the Contractor for subcontracted Work. If the Contractor fails to furnish such evidence within seven days, the Owner shall have the right to contact Subcontractors to ascertain whether they have been properly paid. Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor, sub-subcontractor or material supplier.

§ 9.6.5 Contractor payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.
§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.
§ 9.7 FAILURE OF PAYMENT
If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor’s complete, approved Application for Payment, or if the Owner does not pay the Contractor within ten (10) days after the date established in the Contract Documents the amount certified by the Architect or awarded by binding dispute resolution, then the Contractor may, upon seven additional days’ written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shut-down, delay and start-up, as provided for in the Contract Documents.

§ 9.8 SUBSTANTIAL COMPLETION
§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or, if agreed to by the Owner, a designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. For purposes of this Agreement, the Owner’s intended use means (a) all Project systems included in the Work are operational as designed and specified, (b) all lien waivers covering payments through Substantial Completion have been received by the Owner, (c) all designated or required governmental inspections have been successfully completed, and certificates of occupancy have been obtained, in each case to the extent required to occupy and use the Project for its intended use, or a temporary certificate of occupancy with conditions that do not materially affect the use and occupancy of the Project for its intended purposes, and (d) all other conditions and requirements for Substantial Completion expressly provided elsewhere in the Contract Documents have been satisfied. In general, the only remaining Work shall be minor in nature, so that the Owner could occupy the Project on the Date of Substantial Completion and the completion of the Work by the Contractor would not materially interfere or hamper the Owner’s occupancy of the Project. At the time of Substantial Completion, the Contractor shall certify that all remaining Work will be completed within thirty consecutive calendar days following the Date of Substantial Completion or as otherwise agreed in writing by the Owner.
§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect and the Owner a comprehensive list of items to be completed or corrected prior to final payment together with the estimated value of completing or correcting such items (as approved or modified by the Architect and accepted by the Owner, the "Punchlist"). The Architect or the Owner shall have the right to modify and supplement the list of items on the Punchlist and to modify or, for items added by the Architect or the Owner, establish, the estimated value of completing or correcting such items. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.
§ 9.8.3 Upon receipt of the Contractor’s Punchlist and Excel spreadsheet for punchlist documentation, the Architect and the Owner will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect’s and Owner’s inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Architect will submit a single comprehensive Punchlist utilizing the Excel spreadsheet furnished by the Contractor, and the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect and the Owner to determine Substantial Completion.
§ 9.8.4 When the Work or designated portion thereof is substantially complete as defined above, the Architect will prepare a Certificate of Substantial Completion that, upon the Owner’s approval thereof, shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the Punchlist, which shall not be more than 60 days, except where the Owner has approved in writing a longer time period for special order items. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion, except for manufacturers warranties on any Punchlist items which warranties shall commence when such items have been completed.
§ 9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. The Owner shall make payment of retainage as provided in the Retainage Law (hereafter defined).
§ 9.8.6 If the Contractor has not completed the Punchlist items on or before the date that is sixty (60) calendar days from the date of Substantial Completion, subject to material availability, the Contractor agrees to reimburse the Owner for its actual out-of-pocket costs incurred to re-inspect the Project and verify the completion of the Punchlist items after such date (including but not limited to the costs of travel and the Architect’s and consultants’ fees). The

Owner shall have the right to deduct such costs from the retainage and/or any other amounts held by the Owner pending disbursement to the Contractor.

§ 9.8.7 If the Contract Sum or GMP is equal to or greater than $3,000,000, the Owner and the Contractor acknowledge that this Contract is subject to the provisions of Massachusetts General Laws c. 149, s. 29F, a copy of which is appended to these General Conditions of the Contract (the "Retainage Law"), and the Owner and the Contractor agree to comply with the requirements of the Retainage Law, including without limitation those relating to time periods for review and response to any Notice of Substantial Completion (as defined in the Retainage Law) issued by the Contractor, submissions of application for and release of retainage, and preparation of punchlists or completion lists in connection with substantial completion as provided in the Retainage Law, notwithstanding any provisions of the Contract Documents that may be inconsistent with the Retainage Law. For purposes of payment of retainage, substantial completion shall have the meaning set forth in the Retainage Law. For all other purposes under the Contract, Substantial Completion shall have the meaning set forth in Section 9.8.1. Nothing herein shall be interpreted so as to violate the provisions of the Retainage Law.
§ 9.9 PARTIAL OCCUPANCY OR USE
§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.4.4 and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a notice of partial substantial completion and list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.
§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.
§ 9.9.3 Partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION AND FINAL PAYMENT
§ 9.10.1 Upon receipt of the Contractor’s written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect and the Owner’s representative will promptly make such inspection and, when the Architect and the Owner find the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled. The Architect shall not issue a final Certificate for Payment until the Owner has received the final unconditional Certificates of Use and Occupancy covering the Project; provided, however, that issuance of the Certificate for Payment shall not be affected where issuance of the permanent, unconditional Certificates of Use and Occupancy have been delayed through no fault of the Contractor. If, through no fault of the Architect or the Owner’s representative, the Architect (including its subconsultants) and the Owner’s representative are required to conduct more than one additional inspection of any phase or portion of the Work to determine whether such portion of the Work is finally complete, the Contractor shall be responsible for any fees assessed by the Architect or the Owner’s representative for additional services on account of such additional inspections. The Contractor shall promptly reimburse the Owner for any such additional fees or, if the same are not promptly reimbursed, the Owner may deduct such amounts due from amounts otherwise payable to the Contractor.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect or the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment, (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, from the Contractor and Subcontractors, to the extent and in such form as may be designated by the Owner, (6) all special warranties required by the Contract Documents, endorsed by the Contractor and assigned to or expressly enforceable by the Owner, in a form reasonably acceptable to the Architect and the Owner, (7) the As-Built Documents and all manufacturers’ catalogs, instructions, operating and maintenance manuals, parts lists, and other similar data, including the necessary graphic cuts, diagrams, value charts, and the like, covering all mechanical and manually operated devices furnished and/or installed in any permanent structure - such materials shall include copies of all Subcontractors’ and manufacturer’s warranties, shall be collected in logical, user-friendly compilations (which shall be provided to the Owner and the Architect in draft form for review at least 20 days in advance) and final versions shall be provided in both hard copy (number of copies as required by Owner) and digital, searchable electronic format reasonably acceptable to the Owner, (8) certificates of inspection, operating permits and other approvals described in Section 13.5.4, (9) all spare parts or attic stock required to be submitted by the Contract Documents, (10) a certificate from the Contractor stating that the Work is complete, including copies of each punch list prepared for the Project endorsed by the Contractor and indicating that all items have been completed, and (11) a satisfactory report by the Contractor which has been approved by the Architect that all mechanical systems have been and are properly balanced, and that commissioning of all mechanical, electrical and other building systems as required by the Contract Documents has been completed with all issues resolved. As an additional condition to be satisfied prior to final payment, the Contractor’s personnel or Subcontractors’ or suppliers’ personnel, as appropriate, shall provide the property management and operations personnel at the Property with training in the operation and maintenance of building systems and controls installed as part of the Work. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.
§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from

.1	liens, Claims (and claims by third parties), security interests or encumbrances arising out of the Contract and unsettled;
.2	failure of the Work to comply with the requirements of the Contract Documents; or
.3	terms of special warranties required by the Contract Documents.
.4	any overpayment by the Owner on account of the Contract Sum; or
.5	any of the Contractor’s indemnification obligations under the Contract Documents.

§ 9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee in writing as unsettled at the time of final Application for Payment.

ARTICLE 10	PROTECTION OF PERSONS AND PROPERTY
§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS
The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall prepare a written safety program which shall be submitted to the Owner and the Architect. When finalized such safety program shall be issued to all Subcontractors and all forces employed on the Work. Such program shall include regular safety meetings, and the Contractor shall prepare, circulate and maintain on file at the site minutes of all safety meetings. The Owner assumes no responsibility or liability for the physical condition of or safety at the Project site or any improvements thereon. The Contractor shall be solely responsible for providing a safe place for the performance of the Work and exercising proper safety precautions.
§ 10.2 SAFETY OF PERSONS AND PROPERTY
§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to

.1	employees on the Work and other persons who may be affected thereby;

.2
the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3
other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, existing buildings or other structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss. The Contractor shall comply with the requirements of any insurance carriers providing insurance coverage for the Project or for the Owner or the Contractor in connection with the Project, and any safety-related requirements, guidelines or recommendations of governmental agencies, including the requirements of local fire officials. The Contractor shall prepare a written report setting forth the circumstances and details related to any accident or occurrence involving death, bodily injury, sickness, disease, personal injury, and/or loss or injury to or destruction of tangible property. Such reports shall be forwarded promptly to the insurance carriers and the Owner.
§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel and in accordance with all Federal, State, or local regulations.
§ 10.2.5 The Contractor shall promptly remedy damage and loss to property referred to in Sections 10.2.1.2 and
10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. In the case of damage or loss to the Work, the provisions of Section 11.4.8 below shall apply. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.
§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.
§ 10.2.7 The Contractor shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 INJURY OR DAMAGE TO PERSON OR PROPERTY
If either party suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 10.2.9 The Architect and the Owner’s representative shall have no responsibility for supervising and enforcing the safety practices of the Contractor and its Subcontractors and employees. If, however, the Architect or the Owner’s representative observes unsafe conditions during the course of performing normal duties on the jobsite, it may bring these conditions to the attention of the Contractor’s superintendent, and if said conditions are not remedied promptly, the Owner’s representative reserves the right to stop the Work, as described in Section 2.3.1. If a representative from OSHA, or any other regulatory agency, visits the site to perform a safety inspection of the jobsite, the Contractor shall notify the Owner’s representative.
§ 10.3 HAZARDOUS MATERIALS
§ 10.3.1 The Contractor is responsible for compliance with any requirements included in the Contract Documents regarding hazardous materials. If the Contractor encounters a hazardous material or substance not addressed in the Contract Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.
§ 10.3.2 Upon receipt of the Contractor’s written notice, the Owner shall obtain the services of a licensed site professional ("LSP") to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it poses no significant risk to human health, or determine the appropriate remediation steps. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor agrees to cooperate with the LSP or other consultants or contractors engaged by the Owner to perform services with respect to the detection, removal, containment, treatment or disposal of hazardous materials or contaminants. If indicated in the Contract Documents, or if directed by the Owner, the Contractor shall remove or remediate and lawfully dispose of any hazardous materials encountered, as further provided in the Specifications, subject to the provisions of Section 3.7.4 (Concealed or Unknown Conditions) if applicable. All handling and disposal of hazardous materials by the Contractor shall be performed in accordance with all applicable laws and regulations, good and safe industry practices, the Owner’s instructions, and insurance underwriters’ requirements. When the material or substance has been removed or rendered harmless or an LSP has determined there is no significant risk to human health present, work in the affected area shall resume. If applicable, by Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor’s reasonable additional costs incurred on account of the discovery, investigation and remediation of such materials.
§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, to the extent arising out of or resulting from the presence, removal or remediation of hazardous materials, unless the presence of the hazardous materials is the result of any action or inaction by the Contractor or anyone for whom the Contractor is responsible at the Project Site, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself). Notwithstanding the foregoing, this indemnification agreement shall not apply to any such claim made by an employee of the Contractor or of any Subcontractor (of any tier) or of any supplier or any other party performing Work on behalf of the Contractor, to the extent that (i) such claim is covered by worker’s compensation or any other insurance maintained (or required to be maintained by the terms of the Contract) by the Contractor or any Subcontractor or by the party seeking indemnification and (ii) the claim is paid by the insurer, or would be paid were it not for the failure of any party to properly maintain such insurance or make a claim in accordance with the terms thereof; nor shall this indemnification agreement apply to the extent that any such claim, damage, loss or expense is due to the fault or negligence of any of the indemnified parties.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for materials or substances the Contractor brings to the site unless such materials or substances are required by the Contract Documents.

§ 10.3.5 The Contractor shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Contractor brings to the site and negligently handles, or (2) where the Contractor fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence.
§ 10.3.6 If, without negligence on the part of the Contractor, any Subcontractor, sub-subcontractor, supplier or materialmen, the Contractor is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.
§ 10.4 EMERGENCIES
In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Article 15 and Article 7.
ARTICLE 11    INSURANCE AND BONDS
§ 11.1 CONTRACTOR’S LIABILTY INSURANCE
§ 11.1.1 The Contractor provide, pay for and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as required in this Article 11 covering claims arising out of the Contractor’s operations and completed operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable. Such insurance shall be maintained from the commencement of Work by Contractor on the Project site until final acceptance of the entire Project by the Owner or the completion of all post-acceptance warranty or related work by Contractor or the applicable Subcontractor, and for such longer period specified below in the case of completed operations coverage.

The types and limits of the required insurance coverages are:

1.     For the Contractor and all Subcontractors: Automobile Liability insurance covering all owned, non-owned, and hired vehicles used by Contractor or any Subcontractor for all operations both on and off the Project Site, with a minimum limit of $1,000,000 combined single limit per accident for Bodily Injury and Property Damage and $1,000,000 Hired and Non-Owned/ !

2.     For the Contractor and all Subcontractors: Workers’ compensation insurance for statutory benefits limits of the applicable labor code(s) and workers’ compensation law(s) and Employer’s Liability insurance with minimum limits of $1,000,000 each accident for Bodily Injury by accident, $1,000,000 each employee for Bodily Injury by disease, and $1,000,000 policy limit for Bodily Injury by disease. Such insurance shall cover all operations of Contractor or the applicable Subcontractor. Such insurance shall be endorsed to include Other States Coverage and to include a Waiver of Our Right to Recover from Others Endorsement in favor of the Indemnitees.

(a)    Contractor shall include, and shall require each of its Subcontractors to include, the following provision in all subcontracts let by such party for performance of Work when the party performing Work under such subcontract is a qualified, approved self-insurer of workers compensation:

"The subcontractor waives any right of recovery the subcontractor may have or acquire against the Indemnitees (as defined in Section 3.18 of the General Conditions of the Contract), Contractor, or subcontractors of all tiers by reason of the subcontractor’s having paid workers’ compensation benefits as a self-insurer."
3.     Commercial General Liability insurance covering all operations of Contractor or its Subcontractors or others for whom it or they are liable. Such insurance shall be no less comprehensive and no more restrictive than the coverage provided by the standard Insurance Services Office (ISO) form CG 00 01(7/04 ed.); shall be written on an occurrence form; coverage cannot be provided under a "Claims-Made" or "Modified Occurrence" policy. Such insurance shall include by its terms or appropriate endorsements Bodily Injury, Property Damage, Personal Injury, Blanket Contractual, Independent Contractors, Product’s and Completed Operations and Personal/Advertising Injury coverages; shall include Products Liability coverage for any products manufactured, assembled, or otherwise worked upon away from the Project Site; and shall include coverage for "x" (explosion), "c" (collapse), or "u" (underground) exposures. Such insurance shall have the following minimum limits:

(a) For the Contractor<

$1,000,000 Each Occurrence;
$2,000,000 General Aggregate; and
$2,000,000 Products/Completed Operations Aggregate;
$20,000,000 General Liability Umbrella, each occurrence and aggregate

(b) For all Subcontractors:

$1,000,000 Each Occurrence;
$2,000,000 General Aggregate; and
$2,000,000 Products/Completed Operations Aggregate
$5,000,000 General Liability Umbrella, each occurrence and aggregate, or as otherwise approved by the Owner
The umbrella liability shall be follow form, applying excess of the commercial general liability, automobile liability and employer’s liability coverages. The General Aggregate, Products/Completed Operations Aggregate and Umbrella general aggregate limits shall apply exclusively to Work performed in connection with the Project, and shall not apply to payments based on claims related to other projects.
Products and Completed Operations coverage with respect to "Bodily Injury" and "Property Damage" caused, in whole or in part, by Contractor’s Work shall be maintained for a minimum period of at least three years (or, if longer, the statutory period of limitations or repose in the jurisdiction where the Project is located) after either 90 days following Substantial Completion or final payment, whichever is earlier. This insurance shall to be endorsed with an ISO CG 20 10 (7/04 ed.) Additional Insured – Owners, Lessees or Contractors – Scheduled Person or Organization and ISO CG 20 37 (7/04 ed.) Additional Insured – Owners, Lessees or Contractors - Completed Operations endorsement naming the Owner, affiliates of the Owner, the Owner’s representatives, the Architect, the Owner’s lender, and their respective managers, directors, officers, employees for the entirety of the post-completion period.
4.     If Contractor or any of its Subcontractors are providing design or other professional services in connection with the Project, then Contractor shall provide evidence of Professional Liability Insurance with limits of not less than $1,000,000 covering professional design services to be performed by or on behalf of the Contractor, with an extended reporting period not less than the applicable statute of limitations or repose in the jurisdiction where the Project is located.
5.    The Contractor shall have in place pollution legal liability insurance covering its activities and the activities of anyone for whom the Contractor is responsible at the Project site in the amounts stated in the Contractor’s insurance certificates attached as Exhibit H to the Agreement. Completed operations coverage for such insurance shall be evidenced through renewal certificates for not less than five years after final completion (or, if longer, for the statutory period of limitations or repose in the jurisdiction where the Project is located). If a Subcontractor is engaged by the Contractor to perform hazardous material remediation or disposal work, such Subcontractor shall also be required to maintain pollution legal liability insurance with minimum limits as approved by the Owner, and the Owner and other Additional Insureds shall be named as additional insureds on such Subcontractor’s pollution liability policy.
(Paragraph deleted)
The insurance coverages specified in paragraphs 1, 3, 4, and 5 may be arranged under single policies for the full limits required or by a combination of underlying policies with the balance provided by umbrella liability insurance. The umbrella liability insurance shall provide coverage following the form of and as broad as that of the underlying primary policies.

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

§ 11.1.2 The insurance required by Section 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from the date of commencement of the Work until the date of final payment and termination of any coverage required to be maintained after final payment, and, with respect to the Contractor’s completed operations coverage, until the expiration of the period for correction of Work or for such other period for maintenance of completed operations coverage as specified in the Contract Documents.
§ 11.1.3 Certificates of insurance for the General Liability, Automobile Liability, Employers’ Liability,
Umbrella/Excess Liability and pollution liability insurance required to be provided by the Contractor shall name Owner, Architect, athenahealth, Inc. and other affiliates of the Owner, the Owner’s representatives other consultants of Owner, Owner’s lender and each of their respective current and former trustees and directors, members of their governing boards, managers, officers, employees, and agents, (collectively, the "Additional Insureds") as additional insureds by endorsement to the policies acceptable to the Owner, and shall be filed with the Owner prior to commencement of the Work and thereafter upon renewal or replacement of each required policy of insurance. These certificates and the insurance policies required by this Section 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. An additional certificate evidencing continuation of liability coverage, including coverage for completed operations, shall be submitted with the final Application for Payment as required by Section 9.10.2 and thereafter upon renewal or replacement of such coverage until the expiration of the time required by Section 11.1.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness.
§ 11.1.4 (1) All of the Additional Insured parties identified in Section 11.1.3 shall be covered as additional insureds under the insurance referred to in Section 11.1.3 for claims caused in whole or in part by the Contractor’s (including any Subcontractor’s) negligent acts or omissions during the Contractor’s operations; and (2) the Owner and athenahealth, Inc. and other affiliates of the Owner shall be covered as additional insureds for claims caused in whole or in part by the Contractor’s (including any Subcontractor’s) negligent acts or omissions during the Contractor’s completed operations.
§ 11.2 OWNER’S LIABILITY INSURANCE
The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance.
(Paragraphs deleted)
§ 11.3 REQUIREMENTS FOR ALL PROJECT INSURANCE
§ 11.3.1 Contractor shall cause the insurance to be obtained under Section 11.1 to satisfy the following provisions and requirements:
§ 11.3.1.1 All insurance required by the Contract Documents shall be issued by insurance companies authorized to transact that class of insurance in the state where the Project is located and having a minimum rating of (or equivalent to) A-VIII by A.M. Best & Company. The required certificates must be personally and manually signed by the authorized representative of the insurance company shown on the certificate with proof that he/she is an authorized representative thereto. In addition, certified, true and exact copies of all insurance policies required by the Contract Documents shall be provided by the Contractor to the Owner within a reasonable period of time following the Owner’s written request.
§ 11.3.1.2 All of the required insurance, whether maintained by the Contractor or Subcontractors, including coverage provided for the Additional Insureds, shall provide primary coverage with respect to the Work. Any other insurance maintained by Owner or other Additional Insureds shall be in excess of this insurance and shall not contribute to it. Additional Insureds shall not be responsible for any deductible.
§ 11.3.1.3 Prior to commencing any Work at the Project site, Contractor and its Subcontractors of all tiers shall furnish Owner with a certificate(s) of insurance giving evidence of insurance required by Section 11.1.1 and evidence of additional insured endorsements required by Section 11.1.3. Additionally, Contractor and its Subcontractors shall furnish a certificate(s) of insurance or a policy binder(s) of insurance, evidencing replacement coverage, to Owner twenty (20) calendar days prior to expiration of any such policies, so that there shall be no Interruption in Work due to lack of proof of insurance coverage required by this Agreement. Owner shall not be

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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liable for any delays (or costs or damages resulting therefrom) resulting from Contractor’s failure (or that of any Subcontractor of any tier) to obtain the insurance required of it under Section 11.1, or to deliver the required certificates of insurance to Owner.
§ 11.4 PROPERTY INSURANCE
§ 11.4.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract Modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis with optional deductibles as may be established by the Owner. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.
§ 11.4.1.1 Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect’s and Contractor’s services and expenses required as a result of such insured loss. Sublimits of coverage may apply with respect to certain perils. The Contractor acknowledges and agrees that the terms and conditions of such insurance, including all sublimits and exclusions from coverage, shall be as set forth in the policy or policies, and in the event of any inconsistency between the provisions of this Section 11.4 and the actual policy terms and conditions, the actual policy shall govern.
§ 11.4.1.2 The builder’s risk insurance will not cover any tools, equipment, materials, supplies, temporary structures or other property owned or rented by the Contractor or Subcontractors which is not to be incorporated in the Work. The Contractor and Subcontractors assume these excluded risks, and waive all rights they may have against the Owner, the Owner’s affiliates and representatives or the Architect for damage to such items, and any policy of insurance covering the Contractor’s or any Subcontractor’s own tools, equipment, facilities and other property against loss by physical damage shall include provisions or endorsements providing that the underwriters waive their rights of subrogation against the Owner and its affiliates, the Owners’ lenders, the Architect and other agents and consultant of the Owner.

§ 11.4.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance that will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.
§ 11.4.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles, unless such loss covered by property insurance is caused by the negligence or willful misconduct of the Contractor or Subcontractors of any tier, in which case the costs not covered because of such deductible will be paid by the Contractor.
§ 11.4.4 Partial occupancy or use in accordance with Section 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

§ 11.4.5 BOILER AND MACHINERY INSURANCE
§ 11.4.5.1 The Owner shall have the option but shall not be required to purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

§ 11.4.6 LOSS OF USE INSURANCE
§ 11.4.6.1 The Owner, at the Owner’s option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner’s property due to fire or other insurable hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner’s property, including consequential losses due to fire or other insurable hazards however caused.
§ 11.4.5.2 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.
§ 11.4.7 WAIVERS OF SUBROGATION
§ 11.4.7.1 If permitted by the Owner’s and the Contractor’s insurance companies, without penalties, the Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, the Owner’s affiliates, Owner’s representatives, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent of actual recovery of any insurance proceeds under the property insurance obtained pursuant to this Section 11.4. The Owner or Contractor, as appropriate, shall require of the Architect, Architect’s consultants, Owner’s representative, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. The insurance policies obtained by the Contractor and its Subcontractors pursuant to Section 11.1 shall be endorsed to include a waiver of subrogation in favor of Indemnitees; provided, however, that such a waiver of subrogation shall not be required with respect to policies for which all of the Indemnitees are named insureds or additional insureds.
§ 11.4.7.2 A loss insured under the property insurance shall be adjusted by the Owner in good faith with the cooperation of the Contractor and made payable to the Owner, subject to requirements of any applicable mortgagee clause. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.
§ 11.4.8 DAMAGE OR DESTRUCTION OF WORK. The Contractor shall abide by and implement any reasonable insurance company recommendations made during the term of this Contract. The Contractor further agrees to follow all claims reporting procedures under the builder’s risk policy, promptly report all losses in accordance with such claim reporting procedures, and accumulate the documentation necessary to adjust and settle the claim. In the event of loss or damage to the Work, the Contractor and applicable Subcontractors, without additional cost to the Owner, shall cooperate with and assist the Owner in connection with the filing, negotiating, adjusting, and settlement or other resolution of all claims for such loss or damage to the Work, with the insurer(s) under the Owner’s builders risk policy or other applicable third parties. Upon written instruction from the Owner, the Contractor shall proceed to replace, restore, reconstruct and/or repair the Work in accordance with the Drawings and Specifications. In such event, the provisions of this Contract shall remain in full force and effect, except that the GMP shall be increased by Change Order by the total cost of restoring, reconstructing or replacing all damaged or destroyed Work, as agreed with the insurer, and the Contract Time shall be extended, in accordance with Article 7; provided that the Contract Sum and GMP shall not be increased to the extent the damage or destruction is covered by insurance proceeds paid directly to the Contractor, or to the extent of the deductibles for which the Contractor or any Subcontractor may be responsible. The proceeds of all claims under the builders risk policy or any replacement thereof shall be paid directly to the Owner (subject to any lender requirements) to be retained or distributed and applied by the Owner in accordance with the payment provisions of the Contract, in reimbursement of amounts paid by the Contractor in repairing, replacing or otherwise making good the insured loss or damage. If any loss or damage exceeds the limits of the builders risk policy, the Contractor shall not be responsible for the costs of

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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	User Notes: athena - West Garage 12-01-16 (8)	(812660086)

restoring, reconstructing or replacing damaged or destroyed Work in excess of the limits of the builders risk policy. The Owner shall have the option, in the event of damage or destruction to the Work by any cause, to terminate the Contract in accordance with Article 14.
§ 11.5 PERFORMANCE BOND AND PAYMENT BOND
§ 11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

§ 11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall authorize a copy to be furnished.

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK
§ 12.1 UNCOVERING OF WORK
§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s or Owner’s request or to requirements specifically expressed in the Contract Documents, it must, if requested in writing by the Architect or the Owner, be uncovered for the Architect’s or Owner’s examination and be replaced at the Contractor’s expense without change in the Contract Time.
§ 12.1.2 If a portion of the Work has been covered that the Architect has not specifically requested to examine prior to its being covered, the Architect or the Owner may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, such costs and the cost of correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.
§ 12.2 CORRECTION OF WORK
§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION
The Contractor shall promptly correct Work rejected by the Architect or the Owner or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, compensation for the Architect’s services and expenses made necessary thereby, and any other cost, loss, or damage to the Owner resulting from such failure or defect, shall be at the Contractor’s expense within the GMP.
§ 12.2.2 AFTER SUBSTANTIAL COMPLETION
§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of
Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4.
§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.
§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 12.2.2.4 Upon request by the Owner and prior to the expiration of one year from the date of Substantial
Completion, the Contractor shall attend a meeting with the Owner to review the facility operations and performance.

§ 12.2.3 The Contractor shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.
§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents.
§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations the Contractor has under the Contract Documents. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.
§ 12.3 ACCEPTANCE OF NONCONFORMING WORK
If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS
§ 13.1 GOVERNING LAW
The Contract shall be governed by the law of the Commonwealth of Massachusetts (without regard to principles of conflicts of laws) and enforced in its courts.

§ 13.2 SUCCESSORS AND ASSIGNS
§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.
§13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an affiliate of Owner or to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.
§ 13.3 WRITTEN NOTICE
Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified mail or by courier service providing proof of delivery to, the last business address known to the party giving notice. Notices to the Owner and the Contractor shall be sent to the Owner’s and Contractor’s business addresses specified on the first page of the Agreement. Either party can change their address for notices by delivering written notice of such change to the other party. A hand delivered notice shall be effective upon delivery; a notice sent by certified mail shall be effective three (3) days after mailing; and a notice by overnight delivery service shall be effective as of the date of delivery as confirmed by the delivery receipt. If, pursuant to the provisions of the Contract Documents, a notice is required to be given or delivered on or before a specific date which is not a business day, the deadline for giving such notice shall automatically be extended to the next following business day.
§ 13.4 RIGHTS AND REMEDIES
§ 13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach there under, except as may be specifically agreed in writing.
§ 13.4.3 The parties’ rights and obligations under Section 3.18, Articles 12, 14 and 15, and any other provisions of the Contract Documents that contemplate continuing rights and obligations, respectively, shall survive expiration of the Contract Time and termination of the Contract.

§ 13.5 TESTS AND INSPECTIONS
§ 13.5.1 Tests, inspections and approvals of portions of the Work shall be made as required by the Contract Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect and the Owner’s representative timely notice of when and where tests and inspections are to be made so that they may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Contractor.
§ 13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect and the Owner’s representative of when and where tests and inspections are to be made so that the Architect and the Owner’s representative may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.
§ 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect’s and the Owner’s representative’s services and expenses shall be at the Contractor’s expense.
§ 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect and the Owner. Without limitation, the Contractor shall obtain and deliver promptly to the Owner any certificates of final inspection of any part of the Work and operating permits for any mechanical apparatus, such as elevators, escalators, boilers, air compressors, etc., which may be required by law to permit full use and occupancy of the premises by the Owner. Receipt of such permits and certificates by the Owner shall be a condition precedent to Substantial Completion of the Work.

§ 13.5.5 If the Architect or Owner is to observe tests, inspections or approvals required by the Contract Documents, the Architect or Owner will do so promptly and, where practicable, at the normal place of testing.
§ 13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.
§ 13.6 INTEREST
Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the rate provided in Section 15.2 of the Agreement.

§ 13.7 (INTENTIONALLY OMITTED]

§ 13.8 The Contractor agrees that the Non-Disclosure Agreement between athenahealth, Inc. and the Contractor previously executed by the Contractor shall remain in full force and effect for the duration of the Project and this Contract.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT
§ 14.1 TERMINATION BY THE CONTRACTOR
§ 14.1.1 The Contractor may terminate the Contract as provided in Section 14.1.3 if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

.1	Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped;

.2	An act of government, such as a declaration of national emergency that requires all Work to be stopped; or

.3
Because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents but only if the Contractor has provided written notice to the Owner of such failure to pay and the Owner does not make such payment within seven days of receipt of such notice.

§ 14.1.2 The Contractor may terminate the Contract as provided in Section 14.1.3 if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.
§ 14.1.3 If one of the reasons described in Section 14.1.1 or 14.1.2 exists, the Contractor, if not in default hereunder, may, upon seven days’ written notice to the Owner and Architect, and provided such reason continues to exist at the end of such seven day period, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit thereon, and costs incurred by reason of such termination.
§ 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days’ written notice to the Owner and the Architect (and provided such failure is not cured within such seven day period), terminate the Contract and recover from the Owner as provided in Section 14.1.3.

§ 14.2 TERMINATION BY THE OWNER FOR CAUSE
§ 14.2.1 The Owner may terminate the Contract if the Contractor

.1	repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2	fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3	repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or

.4	otherwise is guilty of substantial breach of a provision of the Contract Documents , or

.5
fails to pay the Contractor’s debts as they become due or makes a general assignment for the benefit of the Contractor’s creditors, or if a receiver is appointed on account of the Contractor’s insolvency.

§ 14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven days’ written notice, terminate employment of the Contractor if the Contractor fails to commence and diligently pursue a cure during such seven (7) day period and does cure the breach within such seven (7) day period, and may, subject to any prior rights of the surety:

.1 Exclude the Contractor from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;
.2 Accept assignment of subcontracts pursuant to Section 5.4; and
.3 Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.
§ 14.2.4 If the unpaid balance of the Contract Sum (excluding any Contingency remaining as of the date of termination) exceeds costs of finishing the Work, including compensation for the Architect’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE
§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.
§ 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 14.3.1. Adjustment of the Contract Sum shall include the Contractor’s Fee as provided in the Agreement. No adjustment shall be made to the extent

.1	that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

.2	that an equitable adjustment is made or denied under another provision of the Contract.
§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE
§ 14.4.1 The Owner may, at any time, for the Owner’s convenience and without cause, terminate any portion of Work or all remaining Work by giving five days’ prior written notice to the Contractor specifying the portion of the Work to be terminated and the effective date of termination. The Contractor shall continue to prosecute the portion of the Work not terminated.
§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall

.1	cease operations as directed by the Owner in the notice;

.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3
except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work properly executed in accordance with the Contract Documents for costs of materials ordered and not yet incorporated into the Project but for which Contractor is obligated to pay (the basis for such payment shall be as provided in the Agreement), the applicable portion of the Contractor’s Fee and for costs incurred by the Contractor directly related to the termination of the Work including reasonable demobilization and cancellation charges. In the event of termination for the Owner’s convenience, the Owner will issue a Construction Change Directive or authorize a Change Order making any required adjustment to the Contract Sum.

ARTICLE 15 CLAIMS AND DISPUTES
§ 15.1 CLAIMS
§ 15.1.1 DEFINITION
A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. The Contractor understands that the requirements of Sections 15.1 and 15.2 are to be strictly adhered to and that none of the requirements relating to Claims shall be waived by the Owner by course of dealing, formally or informally, and that neither the Architect nor the Owner’s representative is authorized to waive any such requirements.
§ 15.1.2 NOTICE OF CLAIMS

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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Claims by either the Owner or Contractor must be initiated by written notice to the other party and to the Initial Decision Maker with a copy sent to the Architect, if the Architect is not serving as the Initial Decision Maker.

Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. The Contractor shall use its best efforts to provide the Architect and the Owner with notice of any Claim including, without limitation, those in connection with concealed or unknown conditions, as expeditiously as possible (and in no event later than the time stated above) and shall cooperate with the Architect and the Owner in an effort to mitigate any potential damages, delay or other adverse consequences arising out of the condition which is the cause of the Claim. Failure by the Contractor to provide a notice of Claim within the time period specified above shall be conclusively deemed to be a waiver of such Claim. Notwithstanding the foregoing, Claims made by either party after final completion need not be sent to the Initial Decision Maker or the Architect.
§ 15.1.3 CONTINUING CONTRACT PERFORMANCE
Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments which are not in dispute in accordance with the Contract Documents. The Architect will prepare Change Orders and issue Certificates for Payment in accordance with the decisions of the Initial Decision Maker.
§ 15.1.4 CLAIMS FOR ADDITIONAL COST
If the Contractor wishes to make a Claim for an increase in the Contract Sum, or other compensation, for any reason, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4.
§ 15.1.5 CLAIMS FOR ADDITIONAL TIME
§ 15.1.5.1 If the Contractor wishes to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. The Contractor shall have the burden of demonstrating the effect of the claimed delay on the Contract Time, and shall furnish the Architect and the Owner with such documentation relating thereto as the Architect or the Owner may reasonably require.
§ 15.1.5.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and unavoidably caused a delay to critical path activities. The Contractor shall give written notice to the Owner (with supporting documentation) within ten (10) days following the occurrence of any adverse weather conditions for which the Contractor claims a time extension.
§ 15.1.6 CLAIMS FOR CONSEQUENTIAL DAMAGES
The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes

.1
damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2
damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. The Contractor and the Owner recognize and agree that this waiver and limitation on the Owner’s recovery of consequential damages does not limit the Owner’s ability to recover direct, actual, and general damages from the Contractor as a result of the Contractor’s (or of anyone for whom the Contractor is responsible) fault, negligence, or omission under this Contract, nor shall it limit the Owner’s recovery of damages as provided in Section 4.4 of the Agreement. Notwithstanding anything to the contrary, nothing in the Contract Documents shall limit the Contractor’s liability for damages (whether consequential or otherwise) which are or would be covered by available insurance in the absence of this section or any other waiver contained in the Contract Documents, but only to the extent of amounts actually paid by the applicable insurers plus any deductibles or self-insured amounts. The parties’ mutual waiver of claims for consequential damages as provided herein shall not apply to claims of either party to the extent based upon claims of third parties.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 15.1.7 Any Claim by the Contractor due to the Owner’s rejection of the Contractor’s notice of substantial completion under
Section 9.8.2 shall be brought within 7 days of the Contractor’s receipt of the Owner’s rejection and shall be first referred to the Owner’s representative and the Contractor’s representative for resolution. If resolution does not occur within 7 days, the Claim shall be referred to the Architect for an initial decision in accordance with Section 15.2. The Owner shall request that the Architect render a decision within 10 days of such referral. The Architect’s decision, if accepted by the Owner and the Contractor, shall be the final and binding resolution of the dispute regarding the notice of substantial completion. If either party is not satisfied with the Architect’s decision, such party may proceed under the dispute resolution provisions of this Article 15.

§ 15.2 INITIAL DECISION
§ 15.2.1 If agreed by both parties, any Claim, excluding those arising under Sections 10.3 or 10.4 or Articles 11 or 14 may be referred to the Initial Decision Maker for initial decision. The Architect will serve as the Initial Decision Maker, unless otherwise indicated in the Agreement. Unless the Initial Decision Maker and all affected parties agree, the Initial Decision Maker will not decide disputes between the Contractor and persons or entities other than the Owner.
§ 15.2.2 The Initial Decision Maker will review Claims referred to it and within ten days of the receipt of a Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Initial Decision Maker is unable to resolve the Claim if the Initial Decision Maker lacks sufficient information to evaluate the merits of the Claim or if the Initial Decision Maker concludes that, in the Initial Decision Maker’s sole discretion, it would be inappropriate for the Initial Decision Maker to resolve the Claim.
§ 15.2.3 In evaluating Claims, the Initial Decision Maker may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Initial Decision Maker in rendering a decision. The Initial Decision Maker may request the Owner to authorize retention of such persons at the Owner’s expense.
§ 15.2.4 If the Initial Decision Maker requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Initial Decision Maker when the response or supporting data will be furnished or (3) advise the Initial Decision Maker that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Initial Decision Maker will either reject or approve the Claim in whole or in part.

§ 15.2.5 The Initial Decision Maker will render an initial decision approving or rejecting the Claim, or indicating that the Initial Decision Maker is unable to resolve the Claim. This initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) notify the parties and the Architect, if the Architect is not serving as the Initial Decision Maker, of any proposed change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding if accepted by both parties. If either party does not accept the initial decision, the Claim shall be resolved pursuant to Section 15.3 or Section 15.5.

§ 15.2.6 Either party may request mediation of an initial decision at any time.
(Paragraph deleted)
§ 15.2.7 In the event of a Claim against the Contractor, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.
§ 15.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines. Nothing in this Section 15.2.8 shall reduce or limit Contractor’s obligation to discharge liens pursuant to Section 3.19.1.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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§ 15.3 MEDIATION
§ 15.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract except those waived pursuant to the provisions of the Contract Documents, may be subject to mediation as a condition precedent to litigation or other binding dispute resolution if both parties consent thereto.

§ 15.3.2 In the event that the parties endeavor to resolve their Claims by mediation, unless the parties mutually agree otherwise, the mediation shall be administered by JAMS in Boston, Massachusetts A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event and if consented to by both parties, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration is stayed pursuant to this Section
15.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings.
§ 15.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

§ 15.4 ARBITRATION (INTENTIONALLY DELETED.]

(Paragraphs deleted)
§ 15.5    LITIGATION
§ 15.5.1 Any dispute which is not resolved may be subject to litigation by either party. Any suit by either party shall be brought only in the county and state where the Project is located. The parties hereto waive any argument that this venue is not appropriate or that the forum is inconvenient. The parties hereto waive all rights, if any, to a jury trial in any disputes arising from or relating to this Agreement. The prevailing party shall have its reasonable attorney’s fees reimbursed by the losing party.
§ 15.5.2 Unless ordered by the Owner to suspend all or a portion of service hereunder, the Contractor shall proceed with the performance of this Agreement without any interruption or delay during the pendency of any of the foregoing dispute resolution procedures.
§ 15.5.3 JOINDER. Notwithstanding anything to the contrary, (i) in the event of any mediation or legal proceeding between the Owner and any third party arising out of or relating to the Project, the Contractor agrees that the Owner may join the Contractor in any such proceedings and that the Owner may consolidate any such proceedings with any proceeding between the Contractor and the Owner under this Agreement, and (ii) the Owner may make persons other than the Owner and the Contractor parties to any mediation, arbitration, or legal proceeding hereunder with respect to any claim, dispute or other matter in question arising out of the Project.
(Paragraph deleted)

Init. /
AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 14:16:26 on 12/02/2016 under Order No.8702051788_1 which expires on 01/11/2017, and is not for resale.
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